Securities Act File No.      033-68090

Investment Company Act File No. 811-07988

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 49	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 49	☒

LORD ABBETT INVESTMENT TRUST

Exact Name of Registrant as Specified in Charter

90 Hudson Street, Jersey City, New Jersey 07302-3973

Address of Principal Executive Office

Registrant’s Telephone Number (201) 395-2000

Christina T. Simmons, Vice President & Assistant Secretary

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately on filing pursuant to paragraph (b)

☒	on April 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post effective amendment.

LORD ABBETT

Lord Abbett

Convertible Fund

Core Fixed Income Fund

High Yield Fund

Limited Duration U.S.
  Government &
  Government Sponsored
  Enterprises Fund

Total Return Fund

U.S. Government &
  Government Sponsored
  Enterprises Fund

  April 1,

  2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class P shares of Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund are neither offered to the general public nor available in all states.

Please call 800-821-5129 for further information.

PROSPECTUS

Page

  The Funds

Information about the goal, principal strategy, main risks, performance, fees, and expenses	Convertible Fund	2

	Core Fixed Income Fund	11

	High Yield Fund	17

	Limited Duration U.S. Government & Government Sponsored Enterprises Fund	23

	Total Return Fund	30

	U.S. Government & Government Sponsored Enterprises Fund	37

	Additional Investment Information	44

	Management	49

  Your Investment

Information for managing your Fund account	Purchases	53

	Sales Compensation	71

	Opening Your Account	76

	Redemptions	78

	Distributions and Taxes	79

	Services For Fund Investors	81

  Financial Information

Financial highlights	Convertible Fund	83

	Core Fixed Income Fund	87

	High Yield Fund	91

	Limited Duration U.S. Government & Government Sponsored Enterprises Fund	95

	Total Return Fund	98

	U.S. Government & Government Sponsored Enterprises Fund	102

  Additional Information

How to learn more about the Funds and other Lord Abbett Funds	Back Cover

Convertible Fund

GOAL

The Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Convertible securities may include corporate bonds, debentures, notes, preferred stocks and other securities that can be exchanged for common stock or other securities which provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

We or the Fund or Convertible Fund refers to the Lord Abbett Convertible Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.

The Funds

Convertible Fund

The Fund invests both in investment grade debt securities and lower-rated debt securities (sometimes called "junk bonds" or "high yield securities"), although the Fund must invest at least 25% of its net assets in investment grade debt securities. The Fund may invest up to 20% of its net assets in non-convertible fixed income securities and equity securities, including common stocks and preferred stocks. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Under normal circumstances, the Fund intends to maintain its average weighted stated maturity at between five and twenty years.

In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued convertible securities that we believe may maximize total return and reduce downside risk. Our disciplined investment process attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, we analyze the potential for capital appreciation of the underlying stock. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis, assessment of their risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high yield securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities may also be less liquid.

The Funds

Convertible Fund

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

In addition to interest rate risk, like most other fixed income securities, convertible securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of principal or interest to the Fund. Because many convertible securities tend to have credit ratings below investment grade, they present a greater credit risk than some other fixed income instruments. A default, or concerns in the market about

The Funds

Convertible Fund

an increase in risk of default, may result in losses to the Fund. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional fixed income securities. A company normally must pay interest on its conventional debt before it can make payments on its convertible securities.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of uncertainty or market turmoil prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

Foreign securities in which the Fund may invest may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction

The Funds

Convertible Fund

costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

The Fund may invest from time to time a significant amount of its assets in securities of mid-sized and small companies. This generally involves greater risks than investing in larger companies. Mid-sized and small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns and subject them to a higher risk of failure than larger companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

The Funds

Convertible Fund

Symbols:	Class A - LACFX

Class B - LBCFX

Class C - LACCX

Class P - LCFPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The Funds

Convertible Fund

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class A Shares Return Before Taxes	3.85%	7.30%
Return After Taxes on Distributions	2.27%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares	2.81%	5.67%
Class B Shares	4.35%	7.38%
Class C Shares	8.37%	8.09%
Class P Shares	8.89%	8.75%
Merrill Lynch All Convertible Index(2) (reflects no deduction for fees, expenses, or taxes)	12.83%	9.92%

(1)  The date each class was first offered to the public was 6/30/03.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds

Convertible Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A		Class B(1)	Class C		Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75	%(2)	none	none		none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)		5.00%	1.00	%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.70%		0.70%	0.70%		0.70%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.45%
Other Expenses	0.22%		0.22%	0.22%		0.22%
Total Operating Expenses	1.27%		1.92%	1.92%		1.37%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Management Fees are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

The Funds

Convertible Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$598	$859	$1,139	$1,936
Class B Shares	$695	$903	$1,237	$2,075
Class C Shares	$295	$603	$1,037	$2,243
Class P Shares	$139	$434	$750	$1,646

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$598	$859	$1,139	$1,936
Class B Shares	$195	$603	$1,037	$2,075
Class C Shares	$195	$603	$1,037	$2,243
Class P Shares	$139	$434	$750	$1,646

The Funds

Core Fixed Income Fund

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We or the Fund or Core Fixed Income Fund refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

The Funds

Core Fixed Income Fund

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

The Funds

Core Fixed Income Fund

Symbols:	Class A - LCRAX

Class B - LCRBX

Class C - LCRCX

Class P - LCRPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The Funds

Core Fixed Income Fund

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class A Shares
Return Before Taxes	-1.00%	3.55%	5.18%
Return After Taxes on Distributions	-2.51%	1.92%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares	-0.68%	2.06%	3.03%
Class B Shares	-0.67%	3.75%	5.46%
Class C Shares	3.20%	3.92%	5.45%
Class P Shares	3.77%	4.47%	5.95%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	6.10%

(1)  The date of inception for Class A shares, Class B shares, Class C shares, and Class P shares is 8/31/00.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds

Core Fixed Income Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A		Class B(1)	Class C		Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75	%(2)	none	none		none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)		5.00%	1.00	%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.45%		0.45%	0.45%		0.45%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.45%
Other Expenses (including Interest Expense of 0.03%)(7)	0.54%		0.54%	0.54%		0.54%
Total Operating Expenses	1.34%		1.99%	1.99%		1.44%
Expense Reimbursement(8)	(0.41)%		(0.41)%	(0.41)%		(0.41)%
Net Expenses(8)	0.93%		1.58%	1.58%		1.03%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.03% associated with the Fund's investments.

(8)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, and 1.00% of average daily net assets for Class P shares.

Management Fees are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

The Funds

Core Fixed Income Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$828	$1,124	$1,967
Class B Shares	$661	$871	$1,221	$2,104
Class C Shares	$261	$571	$1,021	$2,272
Class P Shares	$105	$401	$734	$1,676

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$828	$1,124	$1,967
Class B Shares	$161	$571	$1,021	$2,104
Class C Shares	$161	$571	$1,021	$2,272
Class P Shares	$105	$401	$734	$1,676

The Funds

High Yield Fund

GOAL

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty,

We or the Fund or High Yield Fund refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

The Funds

High Yield Fund

these securities may decline in price, even when interest rates are falling.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

The Funds

High Yield Fund

Symbols:	Class A - LHYAX

Class B - LHYBX

Class C - LHYCX

Class P - LHYPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of three broad-based securities market indices. The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index and the Merrill Lynch High Yield Master II Index from the 2008 prospectus. The Merrill Lynch High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Merrill Lynch High Yield Master II Constrained Index encompasses index constituents that are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The Funds

High Yield Fund

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class A Shares Return Before Taxes	4.67%	7.26%	5.61%
Return After Taxes on Distributions	2.15%	4.26%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	4.36%	2.62%
Class B Shares	5.18%	7.51%	5.56%
Class C Shares	9.16%	7.65%	5.57%
Class P Shares	9.81%	–	10.30%
Credit Suisse First Boston High Yield Index(2) (reflects no deduction for fees, expenses or taxes)	11.92%	11.07%	7.25%(3) 13.15%(4)
Merrill Lynch High Yield Master II Index(2) (reflects no deduction for fees, expenses or taxes)	11.77%	9.86%	6.27%(3) 13.02%(4)
Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, expenses or taxes)	10.76%	9.95%	6.30%(3) 12.73%(4)

(1)  The date each class was first offered to the public is: Class A - 12/31/98; Class B - 12/31/98; Class C - 12/31/98; and Class P - 12/31/02.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  Represents total return for the period 12/31/98 - 12/31/06, to correspond with Class A, B, and C periods shown.

(4)  Represents total return for the period 12/31/02 - 12/31/06, to correspond with Class P period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds

High Yield Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A	Class B(1)	Class C		Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75%(2)	none	none		none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)	5.00%	1.00	%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.60%	0.60%	0.60%		0.60%
Distribution and Service (12b-1) Fees(6)	0.35%	1.00%	1.00%		0.45%
Other Expenses	0.28%	0.28%	0.28%		0.28%
Total Operating Expenses	1.23%	1.88%	1.88%		1.33%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

The Funds

High Yield Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$594	$847	$1,119	$1,893
Class B Shares	$691	$891	$1,216	$2,032
Class C Shares	$291	$591	$1,016	$2,201
Class P Shares	$135	$421	$729	$1,601

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$594	$847	$1,119	$1,893
Class B Shares	$191	$591	$1,016	$2,032
Class C Shares	$191	$591	$1,016	$2,201
Class P Shares	$135	$421	$729	$1,601

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

GOAL

The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

•  Federal Home Loan Bank

•  Federal Home Loan Mortgage Corporation

•  Federal National Mortgage Association

•  Government National Mortgage Association

The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

The Fund may invest its remaining assets in various types of fixed income securities, including debt securities rated investment grade at the time of purchase, asset-backed securities and cash equivalents.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent

We or the Fund or Limited Duration U.S. Government & Government Sponsored Enterprises (GSE) Fund refers to the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, a series or portfolio of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and four years.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

Symbols:	Class A - LALDX

Class B - LLTBX

Class C - LDLAX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	10 Years	Life of Fund(1)
Class A Shares Return Before Taxes	0.27%	2.30%	4.31%	–
Return After Taxes on Distributions	-1.11%	0.95%	2.43%	–
Return After Taxes on Distributions and Sale of Fund Shares	0.16%	1.16%	2.51%	–
Class B Shares	-1.11%	–	–	0.42%
Class C Shares	2.88%	2.25%	3.75%	–
Lehman Brothers Intermediate Government Bond Index(2)	3.84%	3.92%	5.48%	2.48	%(3)
(reflects no deduction of fees, expenses or taxes)

(1)  Class B was first offered to the public on 5/2/03.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 5/2/03 to 12/31/06, to correspond with Class B period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A		Class B(1)	Class C		Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(2)	none	none		none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)		5.00%	1.00	%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.40%		0.40%	0.40%		0.40%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.45%
Other Expenses (including Interest Expense of 0.02%)(8)	0.34%		0.34%	0.34%		0.34%
Total Operating Expenses	1.09%		1.74%	1.74%		1.19%
Expense Reimbursement(7)	(0.17)%		(0.17)%	(0.17)%		(0.17)%
Net Expenses(7)	0.92%		1.57%	1.57%		1.02%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, and 1.00% of average daily net assets for Class P shares.

(8)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.02% associated with the Fund's investments.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

The Funds

Limited Duration U.S. Government &
Government Sponsored Enterprises Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$416	$638	$885	$1,591
Class B Shares	$660	$826	$1,122	$1,861
Class C Shares	$260	$526	$922	$2,033
Class P Shares	$104	$355	$632	$1,423

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$416	$638	$885	$1,591
Class B Shares	$160	$526	$922	$1,861
Class C Shares	$160	$526	$922	$2,033
Class P Shares	$104	$355	$632	$1,423

The Funds

Total Return Fund

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers

We or the Fund or Total Return Fund refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

The Funds

Total Return Fund

Aggregate Bond Index (currently approximately four and one-half years).

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third,

The Funds

Total Return Fund

during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

The Funds

Total Return Fund

Symbols:	Class A - LTRAX

Class B - LTRBX

Class C - LTRCX

Class P - LTRPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The Funds

Total Return Fund

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class A Shares Return Before Taxes	-0.82%	3.86%	5.41%
Return After Taxes on Distributions	-2.32%	2.20%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	-0.56%	2.31%	3.30%
Class B Shares	-0.49%	4.08%	5.72%
Class C Shares	3.47%	4.25%	5.70%
Class P Shares	4.06%	4.86%	6.23%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	6.10%
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	5.64%	6.41%

(1)   The date of inception for Class A shares, Class B shares, Class C shares, and Class P shares is 8/31/00.

(2)   The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds

Total Return Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A		Class B(1)	Class C		Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75	%(2)	none	none		none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)		5.00%	1.00	%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.45%		0.45%	0.45%		0.45%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.45%
Other Expenses (including Interest Expense of 0.03%)(7)	0.36%		0.36%	0.36%		0.36%
Total Operating Expenses	1.16%		1.81%	1.81%		1.26%
Expense Reimbursement(8)	(0.23)%		(0.23)%	(0.23)%		(0.23)%
Net Expenses(8)	0.93%		1.58%	1.58%		1.03%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.03% associated with the Fund's investments.

(8)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, and 1.00% of average daily net assets for Class P shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

The Funds

Total Return Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other Funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$797	$1,054	$1,791
Class B Shares	$661	$839	$1,151	$1,930
Class C Shares	$261	$539	$951	$2,101
Class P Shares	$105	$369	$662	$1,495

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$797	$1,054	$1,791
Class B Shares	$161	$539	$951	$1,930
Class C Shares	$161	$539	$951	$2,101
Class P Shares	$105	$369	$662	$1,495

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

GOAL

The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

To pursue its goal, the Fund primarily invests in U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

•  Federal Home Loan Bank

•  Federal Home Loan Mortgage Corporation

•  Federal National Mortgage Association

•  Federal Farm Credit Bank

•  Government National Mortgage Association

The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two

We or the Fund or U.S. Government & Government Sponsored Enterprises (GSE) Fund refers to the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between three and eight years.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. Others, such as the Federal Farm Credit Bank, are supported only by the credit of the government sponsored enterprise itself. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

Symbols:	Class A - LAGVX

Class B - LAVBX

Class C - LAUSX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes	-1.38%	3.14%	4.89%
Return After Taxes on Distributions	-2.86%	1.64%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares	-0.92%	1.78%	2.84%
Class B Shares	-1.11%	3.32%	4.71%
Class C Shares	2.89%	3.49%	4.73%
Lehman Brothers Government Bond Index(1) (reflects no deduction of fees, expenses or taxes)	3.48%	4.64%	6.01%

(1)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A		Class B(1)	Class C		Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75	%(2)	none	none		none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)		5.00%	1.00	%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.50%		0.50%	0.50%		0.50%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.45%
Other Expenses (including Interest Expense of 0.03%)(8)	0.24%		0.24%	0.24%		0.24%
Total Operating Expenses	1.09%		1.74%	1.74%		1.19%
Expense Reimbursement(7)	(0.06)%		(0.06)%	(0.06)%		(0.06)%
Net Expenses(7)	1.03%		1.68%	1.68%		1.13%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 1.00% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class B and C shares, and 1.10% of average daily net assets for Class P shares.

(8)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.03% associated with the Fund's investments.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

The Funds

U.S. Government &
Government Sponsored Enterprises Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$575	$797	$1,040	$1,734
Class B Shares	$671	$840	$1,136	$1,873
Class C Shares	$271	$540	$936	$2,045
Class P Shares	$115	$370	$647	$1,436

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$575	$797	$1,040	$1,734
Class B Shares	$171	$540	$936	$1,873
Class C Shares	$171	$540	$936	$2,045
Class P Shares	$115	$370	$647	$1,436

The Funds

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

Adjusting Investment Exposure. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Equity Securities. The Convertible Fund may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

Foreign Securities. Convertible Fund, Core Fixed Income Fund, Total Return Fund, and High Yield Fund may invest in foreign securities. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same

The Funds

degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Mortgage-Related and Other Asset-Backed Securities. Certain of the Funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage

The Funds

pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive a fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Portfolio Turnover Rate. The Funds may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rates for the Convertible Fund, the Core Fixed Income Fund, the High Yield Fund, the Limited Duration U.S. Government & Government Sponsored Enterprises Fund, the Total Return Fund, and U.S. Government & Government Sponsored Enterprises Fund were 104.11%, 455.93%, 108.90%, 304.77%, 468.89%, and 499.81%, respectively. These rates vary from year to year. High portfolio turnover may increase

The Funds

transaction costs, may increase taxable capital gains and may adversely impact performance.

Swap and Similar Transactions. Each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition,

The Funds

they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.

Temporary Defensive Investments. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

The Funds

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the relevant fund's holdings tab or request a copy at no charge by calling Lord Abbett at 800-821-5129.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund

The Funds

complexes, with assets under management of approximately $112 billion in 55 mutual funds and other advisory accounts as of January 31, 2007.

Lord Abbett is entitled to an annual management fee based on the Convertible Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.70% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on each of the Core Fixed Income Fund's and Total Return Fund's respective average daily net assets. The management fee for each Fund is calculated daily and payable monthly at the following annual rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on the Fund's average daily net assets over $2 billion.

Based on this calculation, the fees paid to Lord Abbett for the fiscal year ended November 30, 2006 by the Core Fixed Income Fund and Total Return Fund were at an effective annual rate of 0.45% of each Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the High Yield Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.60% of the Fund's average daily net assets.

The Funds

Lord Abbett is entitled to an annual management fee based on the Limited Duration U.S. Government & Government Sponsored Enterprises Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.40% on the first $1 billion of average daily net assets;

0.35% on the next $1 billion of average daily net assets; and

0.30% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.40% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the U.S. Government & Government Sponsored Enterprises Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on average daily net assets over $3 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.50% of the Fund's average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of 0.04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Funds' Semiannual Report to Shareholders.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of

The Funds

Additional Information contains additional information about the managers' compensation, other accounts they manage and their ownership of Fund shares.

Convertible Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle, who joined Lord Abbett in 1987 and has been a member of the team since the Fund's inception in 2003, holds a Chartered Financial Analyst designation and has been in the investment business since 1980. A senior member of the team is Maren Lindstrom, Partner and Fixed Income Investment Manager, who joined Lord Abbett in 2000 and has been a member of the team since the Fund's inception. Mr. Towle and Ms. Lindstrom are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund, Limited Duration U.S. Government & Government Sponsored Enterprises Fund, Total Return Fund, and U.S. Government & Government Sponsored Enterprises Fund. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for each of these Funds and is primarily responsible for the day-to-day management of the Funds. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team since 1998 or since a Fund's inception date if later. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.

High Yield Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle has been with Lord Abbett since 1987 and has been a member of the team since 1998. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member. He has been with Lord Abbett since 1997 and has been a member of the team since 1998. Mr. Towle and Mr. Goldstein are jointly and primarily responsible for the day-to-day management of the Fund.

The Funds

PURCHASES

Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Pricing of Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Your Investment

60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Funds are designed for long-term investors and are not intended to serve as vehicles for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may

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disrupt management of the Funds, raise their expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. A Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce a Fund's investment return.

To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Funds. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures that allow each Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about

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these procedures, see "Your Investment – Purchases – Pricing of Shares" above.

The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Funds' policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Funds. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause a Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Funds may modify their frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program ("wrap program"); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to a Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts ("IRAs").
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
•	Traditional, Rollover, Roth and Education IRAs
•	Simple IRAs, SEP IRAs, 401(k) and 403(b) accounts
•	Defined Contribution Plans

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immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Funds and their shareholders, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of a Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

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With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Funds and/or may also

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terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Share Classes. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

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Share Classes
Class A	• normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

• generally lowest annual expenses due to lower 12b-1 fees

Class B	• no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

• higher annual expenses than Class A shares due to higher 12b-1 fees

• automatically converts to Class A shares after eight years

Class C	• no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

• higher annual expenses than Class A shares due to higher 12b-1 fees

Class P	• available only to certain investors

• no front-end sales charge and no CDSC

• lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

Front-End Sales Charges - Class A Shares (Convertible, Core Fixed Income, High Yield, Total Return, and U.S. Government & GSE Funds Only)
Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $100,000	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

†  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Please inform the Funds or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

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Front-End Sales Charges - Class A Shares (Limited Duration U.S. Government & GSE Fund Only)
Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	3.25%	3.36%	.9675	2.75%
$50,000 to $99,999	2.75%	2.83%	.9725	2.25%
$100,000 to $249,999	2.50%	2.56%	.9750	2.00%
$250,000 to $499,999	2.00%	2.04%	.9800	1.70%
$500,000 to $999,999	1.50%	1.52%	.9850	1.25%
$1,000,000 and over	No Sales Charge		1.0000	†

†  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Reducing Your Class A Share Front-End Sales Charges. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the relevant Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the relevant Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the relevant Fund or provide the requested information, you may not receive the reduced sales charge

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

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for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P

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shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available under "Lord Abbett Funds" at www.LordAbbett.com or by calling Lord Abbett at 800-821-5129 (at no charge).

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions on Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each

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Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

•  purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or

•  purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or Class C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

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•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule - Class A Shares (for certain purchases without a front-end sales charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession For Convertible, Core Fixed Income, High Yield, Total Return, and U.S. Government & GSE Funds	Dealer's Concession For Limited Duration U.S. Government & GSE Fund
First $5 million	None	1.00%	0.75%
Next $5 million above that	None	0.55%	0.55%
Next $40 million above that	None	0.50%	0.35%
Over $50 million	None	0.25%	0.25%

*  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

Contingent Deferred Sales Charge (CDSC)

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Funds redeem shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B), or one year or more after the month of purchase (Class A), or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

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Class A Share CDSC. If you buy Class A shares of a Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

•  Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."
Eligible Mandatory Distributions. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

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declines the longer you own your shares, according to the following schedule:

Contingent Deferred Sales Charges - Class B Shares
Anniversary(1) of the day on which the purchase order was accepted		Contingent Deferred Sales Charge on redemption (as % of amount subject to charge)
On	Before
	1st	5.0%
1st	2nd	4.0%
2nd	3rd	3.0%
3rd	4th	3.0%
4th	5th	2.0%
5th	6th	1.0%
on or after the 6th(2)		None

(1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

•  Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

•  death of the shareholder

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Automatic Services" under "Services For Fund Investors" for more information.

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A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or Class C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

Reinvestment Privilege. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

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SALES COMPENSATION

As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A	Class B	Class C	Class P
Service	.25%	.25%	.25%	.20%
Distribution	.10%	.75%	.75%	.25%

The Rule 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A and Class P shares are 0.50% and 0.75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales

Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.
12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

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seminars, additional concessions to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

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Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord

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Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select a Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including

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revenue sharing, made to your Dealer, please contact your investment professional.

The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Funds' portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Funds. To the extent that Lord Abbett determines that a Dealer can provide the Funds with the best net results, Lord Abbett may place the Funds' portfolio transactions with the Dealer even though it sells or has sold shares of the Funds. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their

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compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Funds to the transfer agent, which would otherwise provide these services.

OPENING YOUR ACCOUNT

Important Information about Procedures for Opening a New Account Required by the USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for

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copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

MINIMUM INITIAL INVESTMENT
• Regular Account
(Convertible Fund, Core Fixed Income Fund, High Yield Fund, Total Return Fund, and
Limited Duration U.S. Government & GSE Fund)	$1,000
(U.S. Government & GSE Fund)	$500
• Individual Retirement Accounts and 403(b) Plans under the Internal Revenue Code	$250
• Uniform Gift to Minor Account	$250
• Invest-A-Matic	$250

No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the relevant Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

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Proper Form. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

By Exchange. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

Redemptions of each Fund's shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B and C Share CDSC."

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the relevant Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

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If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

•  a redemption check payable to anyone other than the shareholder(s) of record,

•  a redemption check to be mailed to an address other than the address of record,

•  a redemption check payable to a bank other than the bank we have on file, or

•  a redemption for $50,000 or more.

Redemptions in Kind. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

High Yield Fund expects to pay you dividends from its net investment income monthly. Convertible Fund expects to pay you dividends from its net investment income quarterly. Core Fixed Income Fund, Limited Duration U.S. Government & Government Sponsored Enterprises Fund, Total Return Fund, and U.S. Government & Government Sponsored Enterprises Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."

Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
•	In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

•	In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President
[Date]

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distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

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SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and Class C shares	The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Funds for assistance in minimizing the CDSC in this situation.

Redemption proceeds due to a SWP for Class B and Class C shares will be redeemed in the order described under "CDSC" under "Purchases."

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OTHER SERVICES

Telephone Investing. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

Exchanges. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.
Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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Convertible Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30			6/23/2003(a) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$11.64	$11.23	$10.76	$10.00
Unrealized depreciation on investments				(.02)
Net asset value on SEC Effective Date, June 30, 2003				$9.98
Investment operations:
Net investment income (loss)(b)	.02	(.01)	.02	.05
Net realized and unrealized gain	1.05	.69	.71	.75
Total from investment operations	1.07	.68	.73	.80
Distributions to shareholders from:
Net investment income	(.23)	(.27)	(.23)	(.02)
Net realized gain	—	—	(.03)	—
Total distributions	(.23)	(.27)	(.26)	(.02)
Net asset value, end of period	$12.48	$11.64	$11.23	$10.76
Total Return(c)				(.20	)%(d)(e)
Total Return(c)	9.35%	6.18%	6.94%	7.99	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.27%	1.28%	1.28%	.56	%(d)†
Expenses, excluding expense reductions and including expenses assumed	1.28%	1.28%	1.28%	.56	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.28%	1.28%	1.36%	1.12	%(d)†
Net investment income (loss)	.13%	(.07)%	.19%	.50	%(d)†
Supplemental Data:
Net assets, end of period (000)	$93,635	$103,176	$87,706	$24,445
Portfolio turnover rate	104.11%	78.26%	80.60%	44.97	%(d)

Financial Information

Convertible Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30			6/23/2003(a) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$11.60	$11.19	$10.73	$10.00
Unrealized depreciation on investments				(.02)
Net asset value on SEC Effective Date, June 30, 2003				$9.98
Investment operations:
Net investment income (loss)(b)	(.06)	(.08)	(.05)	.02
Net realized and unrealized gain	1.05	.69	.70	.74
Total from investment operations	.99	.61	.65	.76
Distributions to shareholders from:
Net investment income	(.16)	(.20)	(.16)	(.01)
Net realized gain	—	—	(.03)	—
Total distributions	(.16)	(.20)	(.19)	(.01)
Net asset value, end of period	$12.43	$11.60	$11.19	$10.73
Total Return(c)				(.20	)%(d)(e)
Total Return(c)	8.58%	5.54%	6.20%	7.64	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.92%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and including expenses assumed	1.93%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.93%	1.93%	1.98%	1.42	%(d)†
Net investment income (loss)	(.50)%	(.72)%	(.42)%	.22	%(d)†
Supplemental Data:
Net assets, end of period (000)	$16,413	$17,171	$14,920	$5,860
Portfolio turnover rate	104.11%	78.26%	80.60%	44.97	%(d)

Financial Information

Convertible Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
	Year Ended 11/30			6/23/2003(a) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$11.59	$11.19	$10.73	$10.00
Unrealized depreciation on investments				(.02)
Net asset value on SEC Effective Date, June 30, 2003				$9.98
Investment operations:
Net investment income (loss)(b)	(.06)	(.08)	(.05)	.02
Net realized and unrealized gain	1.06	.68	.71	.74
Total from investment operations	1.00	.60	.66	.76
Distributions to shareholders from:
Net investment income	(.16)	(.20)	(.17)	(.01)
Net realized gain	—	—	(.03)	—
Total distributions	(.16)	(.20)	(.20)	(.01)
Net asset value, end of period	$12.43	$11.59	$11.19	$10.73
Total Return(c)				(.20	)%(d)(e)
Total Return(c)	8.69%	5.44%	6.25%	7.66	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.92%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and including expenses assumed	1.93%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.93%	1.93%	1.98%	1.42	%(d)†
Net investment income (loss)	(.50)%	(.72)%	(.43)%	.22	%(d)†
Supplemental Data:
Net assets, end of period (000)	$66,682	$67,888	$70,592	$19,952
Portfolio turnover rate	104.11%	78.26%	80.60%	44.97	%(d)

Financial Information

Convertible Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
	Year Ended 11/30			6/23/2003(a) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$11.66	$11.26	$10.78	$10.00
Unrealized depreciation on investments				(.02)
Net asset value on SEC Effective Date, June 30, 2003				$9.98
Investment operations:
Net investment income (loss)(b)	.11	(.02)	.02	.04
Net realized and unrealized gain	.95	.69	.70	.77
Total from investment operations	1.06	.67	.72	.81
Distributions to shareholders from:
Net investment income	(.23)	(.27)	(.21)	(.01)
Net realized gain	—	—	(.03)	—
Total distributions	(.23)	(.27)	(.24)	(.01)
Net asset value, end of period	$12.49	$11.66	$11.26	$10.78
Total Return(c)				(.20	)%(d)(e)
Total Return(c)	9.22%	6.02%	6.87%	8.13	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.33%	1.37%	1.37%	.60	%(d)†
Expenses, excluding expense reductions and including expenses assumed	1.33%	1.37%	1.37%	.60	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.33%	1.37%	1.44%	1.18	%(d)†
Net investment income (loss)	.90%	(.14)%	.22%	.45	%(d)†
Supplemental Data:
Net assets, end of period (000)	$2,842	$189	$110	$11
Portfolio turnover rate	104.11%	78.26%	80.60%	44.97	%(d)

†  The ratios have been determined on a Fund basis.

(a)  Commencement of investment operations; SEC effective date and date shares first became available to the public is on 6/30/2003.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Total return for the period 6/23/2003 through 6/30/2003.

(f)  Total return for the period 6/30/2003 through 11/30/2003.

Financial Information

Core Fixed Income Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.48	$10.68	$10.81		$10.74		$10.81
Investment operations:
Net investment income(a)	.45 (c)	.38 (c)	.31	(c)	.26		.43
Net realized and unrealized gain (loss)	.11	(.16)	.08		.26		.24
Total from investment operations	.56	.22	.39		.52		.67
Distributions to shareholders from:
Net investment income	(.46)	(.41)	(.37)		(.38)		(.54)
Net realized gain	—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.46)	(.42)	(.52)		(.45)		(.74)
Net asset value, end of year	$10.58	$10.48	$10.68		$10.81		$10.74
Total Return(b)	5.47%	2.10%	3.72%		4.84%		6.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.90%	.90%	1.04	%(d)	1.05	%(d)	.70	%(d)
Expenses, excluding expense reductions and including expenses assumed	.93%	.92%	1.04%		1.06%		.74%
Expenses, excluding expense reductions and expenses assumed	1.34%	1.34%	1.32%		1.32%		1.45%
Net investment income	4.36%	3.53%	2.92%		2.39%		4.06%
Supplemental Data:
Net assets, end of year (000)	$58,487	$47,029	$36,168		$38,464		$18,593
Portfolio turnover rate	455.93%	416.16%	434.57%		425.46%		433.27%

Financial Information

Core Fixed Income Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.46	$10.66	$10.79		$10.72		$10.82
Investment operations:
Net investment income(a)	.39 (c)	.31 (c)	.25	(c)	.19		.36
Net realized and unrealized gain (loss)	.10	(.16)	.08		.27		.25
Total from investment operations	.49	.15	.33		.46		.61
Distributions to shareholders from:
Net investment income	(.39)	(.34)	(.31)		(.32)		(.51)
Net realized gain	—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.39)	(.35)	(.46)		(.39)		(.71)
Net asset value, end of year	$10.56	$10.46	$10.66		$10.79		$10.72
Total Return(b)	4.80%	1.44%	3.13%		4.26%		5.95%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.29	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.59%	1.57%	1.65%		1.65%		1.33%
Expenses, excluding expense reductions and expenses assumed	1.99%	1.95%	1.93%		1.95%		2.04%
Net investment income	3.71%	2.89%	2.31%		1.76%		3.47%
Supplemental Data:
Net assets, end of year (000)	$13,697	$13,932	$14,054		$15,745		$12,485
Portfolio turnover rate	455.93%	416.16%	434.57%		425.46%		433.27%

Financial Information

Core Fixed Income Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.44	$10.64	$10.77		$10.70		$10.79
Investment operations:
Net investment income(a)	.38 (c)	.31 (c)	.25	(c)	.19		.36
Net realized and unrealized gain (loss)	.11	(.16)	.08		.26		.26
Total from investment operations	.49	.15	.33		.45		.62
Distributions to shareholders from:
Net investment income	(.39)	(.34)	(.31)		(.31)		(.51)
Net realized gain	—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.39)	(.35)	(.46)		(.38)		(.71)
Net asset value, end of year	$10.54	$10.44	$10.64		$10.77		$10.70
Total Return(b)	4.80%	1.43%	3.13%		4.24%		6.06%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.29	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.58%	1.57%	1.65%		1.65%		1.33%
Expenses, excluding expense reductions and expenses assumed	1.99%	1.95%	1.93%		1.92%		2.04%
Net investment income	3.71%	2.89%	2.31%		1.79%		3.47%
Supplemental Data:
Net assets, end of year (000)	$25,121	$22,487	$15,098		$16,289		$6,464
Portfolio turnover rate	455.93%	416.16%	434.57%		425.46%		433.27%

Financial Information

Core Fixed Income Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.52	$10.72	$10.86		$10.78		$10.83
Investment operations:
Net investment income(a)	.45 (c)	.37 (c)	.32	(c)	.25		.46
Net realized and unrealized gain (loss)	.10	(.16)	.06		.27		.22
Total from investment operations	.55	.21	.38		.52		.68
Distributions to shareholders from:
Net investment income	(.45)	(.40)	(.37)		(.37)		(.53)
Net realized gain	—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.45)	(.41)	(.52)		(.44)		(.73)
Net asset value, end of year	$10.62	$10.52	$10.72		$10.86		$10.78
Total Return(b)	5.36%	1.99%	3.62%		4.79%		6.59%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.00%	1.00%	1.10	%(d)	1.10	%(d)	.68	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.03%	1.02%	1.10%		1.10%		.72%
Expenses, excluding expense reductions and expenses assumed	1.44%	1.42%	1.42%		1.37%		1.43%
Net investment income	4.27%	3.46%	2.96%		2.34%		4.08%
Supplemental Data:
Net assets, end of year (000)	$1,252	$687	$278		$6		$2
Portfolio turnover rate	455.93%	416.16%	434.57%		425.46%		433.27%

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest Expense is less than $.01.

(d)  Interest Expense is less than .01%.

Financial Information

High Yield Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$7.99	$8.39	$8.15	$7.34	$8.25
Investment operations:
Net investment income(a)	.52	.52 (d)	.58	.62	.69
Net realized and unrealized gain (loss)	.19	(.36)	.27	.82	(.83)
Total from investment operations	.71	.16	.85	1.44	(.14)
Distributions to shareholders from:
Net investment income	(.57)	(.56)	(.61)	(.63)	(.73)
Paid-in capital	—	—	—	—	(.04)
Net realized gain	(.05)	—	—	—	—
Total distributions	(.62)	(.56)	(.61)	(.63)	(.77)
Net asset value, end of year	$8.08	$7.99	$8.39	$8.15	$7.34
Total Return(b)	9.23%	1.94%	10.97%	20.51%	(1.66)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.23%	1.22%	1.23%	1.22%	1.26%
Expenses, excluding expense reductions	1.24%	1.22%	1.23%	1.22%	1.26%
Net investment income	6.55%	6.38%	7.15%	8.04%	9.04%
Supplemental Data:
Net assets, end of year (000)	$105,995	$103,288	$111,007	$108,520	$70,289
Portfolio turnover rate	108.90%	122.46%	119.55%	72.69%	68.70%

Financial Information

High Yield Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$7.96	$8.36	$8.12	$7.31	$8.22
Investment operations:
Net investment income(a)	.47	.47 (d)	.53	.57	.64
Net realized and unrealized gain (loss)	.19	(.36)	.27	.82	(.82)
Total from investment operations	.66	.11	.80	1.39	(.18)
Distributions to shareholders from:
Net investment income	(.52)	(.51)	(.56)	(.58)	(.69)
Paid-in capital	—	—	—	—	(.04)
Net realized gain	(.05)	—	—	—	—
Total distributions	(.57)	(.51)	(.56)	(.58)	(.73)
Net asset value, end of year	$8.05	$7.96	$8.36	$8.12	$7.31
Total Return(b)	8.61%	1.31%	10.32%	19.80%	(2.26)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.88%	1.87%	1.83%	1.83%	1.85%
Expenses, excluding expense reductions	1.89%	1.87%	1.83%	1.83%	1.85%
Net investment income	5.89%	5.73%	6.55%	7.43%	8.45%
Supplemental Data:
Net assets, end of year (000)	$34,907	$41,025	$49,635	$49,953	$29,320
Portfolio turnover rate	108.90%	122.46%	119.55%	72.69%	68.70%

Financial Information

High Yield Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$7.96	$8.36	$8.13	$7.32	$8.23
Investment operations:
Net investment income(a)	.47	.47 (d)	.53	.57	.64
Net realized and unrealized gain (loss)	.19	(.36)	.27	.82	(.82)
Total from investment operations	.66	.11	.80	1.39	(.18)
Distributions to shareholders from:
Net investment income	(.52)	(.51)	(.57)	(.58)	(.69)
Paid-in capital	—	—	—	—	(.04)
Net realized gain	(.05)	—	—	—	—
Total distributions	(.57)	(.51)	(.57)	(.58)	(.73)
Net asset value, end of year	$8.05	$7.96	$8.36	$8.13	$7.32
Total Return(b)	8.60%	1.32%	10.28%	19.83%	(2.25)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.88%	1.87%	1.84%	1.83%	1.85%
Expenses, excluding expense reductions	1.89%	1.87%	1.84%	1.83%	1.85%
Net investment income	5.88%	5.73%	6.54%	7.43%	8.45%
Supplemental Data:
Net assets, end of year (000)	$29,466	$35,485	$45,816	$57,621	$38,592
Portfolio turnover rate	108.90%	122.46%	119.55%	72.69%	68.70%

Financial Information

High Yield Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
	Year Ended 11/30			12/31/2002(c) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$8.02	$8.39	$8.15	$7.37
Investment operations:
Net investment income(a)	.53	.51 (d)	.58	.58
Net realized and unrealized gain (loss)	.17	(.35)	.27	.72
Total from investment operations	.70	.16	.85	1.30
Distributions to shareholders from:
Net investment income	(.51)	(.53)	(.61)	(.52)
Net realized gain	(.05)	—	—	—
Total distributions	(.56)	(.53)	(.61)	(.52)
Net asset value, end of period	$8.16	$8.02	$8.39	$8.15
Total Return(b)	9.14%	1.91%	10.95%	18.25	%(e)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.28%	1.33%	1.19%	1.17	%(e)†
Expenses, excluding expense reductions	1.29%	1.33%	1.19%	1.17	%(e)†
Net investment income	6.64%	6.25%	7.11%	7.30	%(e)†
Supplemental Data:
Net assets, end of period (000)	$109	$7	$1	$1
Portfolio turnover rate	108.90%	122.46%	119.55%	72.69	%(e)

†  The ratios have been determined on a Fund basis.

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of offering of class shares.

(d)  Interest expense is less than $.01.

(e)  Not annualized.

Financial Information

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005		2004		2003		2002
Net asset value, beginning of year	$4.29	$4.41		$4.52		$4.54		$4.48
Investment operations:
Net investment income(b)	.16 (d)	.13	(d)	.09	(d)	.06	(d)	.12
Net realized and unrealized gain (loss)	.02	(.09)		(.02)		.05		.13
Total from investment operations	.18	.04		.07		.11		.25
Distributions to shareholders from:
Net investment income	(.17)	(.16)		(.13)		(.12)		(.19)
Net realized gain	—	—		(.05)		(.01)		—
Total distributions	(.17)	(.16)		(.18)		(.13)		(.19)
Net asset value, end of year	$4.30	$4.29		$4.41		$4.52		$4.54
Total Return(c)	4.26%	.90%		1.63%		2.42%		5.59%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.90%	.90	%(f)	1.15	%(f)	.98	%(f)	.78	%(f)
Expenses, excluding expense reductions and including expenses assumed	.92%	.90%		1.15%		.98%		.78%
Expenses, excluding expense reductions and expenses assumed	1.10%	1.06%		1.15%		.98%		.78%
Net investment income	3.77%	2.88%		1.93%		1.30%		2.72%
Supplemental Data:
Net assets, end of year (000)	$76,271	$87,287		$88,690		$109,515		$67,234
Portfolio turnover rate	304.77%	295.07%		314.39%		463.24%		360.66%

Financial Information

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30					5/2/2003(a) to
Per Share Operating Performance	2006	2005		2004		11/30/2003
Net asset value, beginning of period	$4.30	$4.41		$4.53		$4.58
Investment operations:
Net investment income(b)	.13 (d)	.10	(d)	.06	(d)	.01	(d)
Net realized and unrealized gain (loss)	.01	(.08)		(.03)		(.02)
Total from investment operations	.14	.02		.03		(.01)
Distributions to shareholders from:
Net investment income	(.14)	(.13)		(.10)		(.04)
Net realized gain	—	—		(.05)		—
Total distributions	(.14)	(.13)		(.15)		(.04)
Net asset value, end of period	$4.30	$4.30		$4.41		$4.53
Total Return(c)	3.35%	.48%		.80%		(.14	)%(e)
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.55%	1.55	%(f)	1.76	%(f)	1.00	%(f)(e)
Expenses, excluding expense reductions and including expenses assumed	1.57%	1.55%		1.76%		1.00	%(e)
Expenses, excluding expense reductions and expenses assumed	1.75%	1.71%		1.76%		1.00	%(e)
Net investment income	3.13%	2.25%		1.37%		.33	%(e)†
Supplemental Data:
Net assets, end of period (000)	$6,805	$7,506		$6,695		$2,826
Portfolio turnover rate	304.77%	295.07%		314.39%		463.24	%(e)

Financial Information

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class C Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005		2004		2003		2002
Net asset value, beginning of year	$4.32	$4.44		$4.55		$4.57		$4.51
Investment operations:
Net investment income(b)	.13 (d)	.10	(d)	.06	(d)	.03	(d)	.08
Net realized and unrealized gain (loss)	.01	(.09)		(.02)		.06		.12
Total from investment operations	.14	.01		.04		.09		.20
Distributions to shareholders from:
Net investment income	(.14)	(.13)		(.10)		(.10)		(.14)
Net realized gain	—	—		(.05)		(.01)		—
Total distributions	(.14)	(.13)		(.15)		(.11)		(.14)
Net asset value, end of year	$4.32	$4.32		$4.44		$4.55		$4.57
Total Return(c)	3.35%	.27%		1.04%		1.67%		4.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.55%	1.55	%(f)	1.75	%(f)	1.71	%(f)	1.76	%(f)
Expenses, excluding expense reductions and including expenses assumed	1.57%	1.55%		1.75%		1.71%		1.76%
Expenses, excluding expense reductions and expenses assumed	1.75%	1.71%		1.75%		1.71%		1.76%
Net investment income	3.12%	2.23%		1.33%		.57%		1.74%
Supplemental Data:
Net assets, end of year (000)	$37,027	$46,220		$58,131		$85,408		$59,658
Portfolio turnover rate	304.77%	295.07%		314.39%		463.24%		360.66%

†  The ratios have been determined on a Fund basis.

(a)  Commencement of offering of class shares.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Interest expense is less than $.01.

(e)  Not annualized.

(f)  Interest expense is less than .01%.

Financial Information

Total Return Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.32	$10.55	$10.64		$10.44		$10.47
Investment operations:
Net investment income(a)	.44 (c)	.38 (c)	.33	(c)	.29		.44
Net realized and unrealized gain (loss)	.13	(.13)	.11		.32		.18
Total from investment operations	.57	.25	.44		.61		.62
Distributions to shareholders from:
Net investment income	(.45)	(.42)	(.38)		(.41)		(.55)
Net realized gain	—	(.06)	(.15)		—		(.10)
Total distributions	(.45)	(.48)	(.53)		(.41)		(.65)
Net asset value, end of year	$10.44	$10.32	$10.55		$10.64		$10.44
Total Return(b)	5.67%	2.37%	4.25%		5.88%		6.14%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.90%	.90%	1.03	%(d)	1.06	%(d)	.73	%(d)
Expenses, excluding expense reductions and including expenses assumed	.93%	.92%	1.03%		1.06%		.73%
Expenses, excluding expense reductions and expenses assumed	1.16%	1.19%	1.27%		1.31%		1.40%
Net investment income	4.33%	3.61%	3.09%		2.77%		4.28%
Supplemental Data:
Net assets, end of year (000)	$298,212	$146,376	$89,186		$61,744		$36,691
Portfolio turnover rate	468.89%	420.64%	390.93%		394.73%		419.92%

Financial Information

Total Return Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.31	$10.54	$10.63		$10.44		$10.49
Investment operations:
Net investment income(a)	.38 (c)	.31 (c)	.26	(c)	.23		.38
Net realized and unrealized gain (loss)	.12	(.13)	.11		.31		.18
Total from investment operations	.50	.18	.37		.54		.56
Distributions to shareholders from:
Net investment income	(.38)	(.35)	(.31)		(.35)		(.51)
Net realized gain	—	(.06)	(.15)		—		(.10)
Total distributions	(.38)	(.41)	(.46)		(.35)		(.61)
Net asset value, end of year	$10.43	$10.31	$10.54		$10.63		$10.44
Total Return(b)	5.01%	1.73%	3.61%		5.19%		5.59%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.26	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.58%	1.57%	1.65%		1.65%		1.26%
Expenses, excluding expense reductions and expenses assumed	1.81%	1.83%	1.88%		1.94%		1.93%
Net investment income	3.70%	2.97%	2.48%		2.14%		3.75%
Supplemental Data:
Net assets, end of year (000)	$35,387	$34,254	$34,319		$35,791		$29,982
Portfolio turnover rate	468.89%	420.64%	390.93%		394.73%		419.92%

Financial Information

Total Return Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.32	$10.54	$10.64		$10.44		$10.48
Investment operations:
Net investment income(a)	.37 (c)	.31 (c)	.26	(c)	.23		.39
Net realized and unrealized gain (loss)	.13	(.12)	.10		.32		.18
Total from investment operations	.50	.19	.36		.55		.57
Distributions to shareholders from:
Net investment income	(.38)	(.35)	(.31)		(.35)		(.51)
Net realized gain	—	(.06)	(.15)		—		(.10)
Total distributions	(.38)	(.41)	(.46)		(.35)		(.61)
Net asset value, end of year	$10.44	$10.32	$10.54		$10.64		$10.44
Total Return(b)	4.98%	1.81%	3.50%		5.28%		5.69%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.20	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.58%	1.57%	1.65%		1.65%		1.20%
Expenses, excluding expense reductions and expenses assumed	1.81%	1.83%	1.88%		1.90%		1.87%
Net investment income	3.65%	2.97%	2.47%		2.18%		3.81%
Supplemental Data:
Net assets, end of year (000)	$71,619	$30,352	$21,460		$19,706		$16,379
Portfolio turnover rate	468.89%	420.64%	390.93%		394.73%		419.92%

Financial Information

Total Return Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.37	$10.60	$10.69		$10.48		$10.48
Investment operations:
Net investment income(a)	.44 (c)	.37 (c)	.33	(c)	.30		.46
Net realized and unrealized gain (loss)	.12	(.13)	.11		.32		.17
Total from investment operations	.56	.24	.44		.62		.63
Distributions to shareholders from:
Net investment income	(.44)	(.41)	(.38)		(.41)		(.53)
Net realized gain	—	(.06)	(.15)		—		(.10)
Total distributions	(.44)	(.47)	(.53)		(.41)		(.63)
Net asset value, end of year	$10.49	$10.37	$10.60		$10.69		$10.48
Total Return(b)	5.57%	2.29%	4.23%		5.95%		6.22%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.00%	1.00%	1.08	%(d)	1.10	%(d)	.71	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.03%	1.02%	1.09%		1.10	%†	.71%
Expenses, excluding expense reductions and expenses assumed	1.26%	1.29%	1.36%		1.35	%†	1.38%
Net investment income	4.25%	3.55%	3.15%		2.73	%†	4.30%
Supplemental Data:
Net assets, end of year (000)	$9,903	$2,781	$677		$2		$1
Portfolio turnover rate	468.89%	420.64%	390.93%		394.73%		419.92%

†  The ratios have been determined on a Fund basis.

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest expense is less than $.01.

(d)  Interest expense is less than .01%.

Financial Information

U.S. Government &
Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$2.56	$2.60	$2.61		$2.64		$2.59
Investment operations:
Net investment income(a)	.11 (c)	.09 (c)	.07	(c)	.05	(c)	.08
Net realized and unrealized gain (loss)	.02	(.03)	.02		.02		.10
Total from investment operations	.13	.06	.09		.07		.18
Distributions to shareholders from:
Net investment income	(.11)	(.10)	(.10)		(.10)		(.13)
Net asset value, end of year	$2.58	$2.56	$2.60		$2.61		$2.64
Total Return(b)	5.16%	2.18%	3.41%		2.80%		7.00%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.00%	1.00%	1.10	%(d)	1.09	%(d)	1.09	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.04%	1.02%	1.10%		1.09%		1.09%
Expenses, excluding expense reductions and expenses assumed	1.10%	1.06%	1.10%		1.09%		1.09%
Net investment income	4.32%	3.54%	2.64%		1.74%		3.05%
Supplemental Data:
Net assets, end of year (000)	$579,558	$687,866	$790,672		$929,392		$1,097,968
Portfolio turnover rate	499.81%	485.03%	671.60%		667.87%		560.84%

Financial Information

U.S. Government &
Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$2.56	$2.60	$2.60		$2.64		$2.59
Investment operations:
Net investment income(a)	.09 (c)	.08 (c)	.05	(c)	.03	(c)	.06
Net realized and unrealized gain (loss)	.02	(.04)	.03		.02		.10
Total from investment operations	.11	.04	.08		.05		.16
Distributions to shareholders from:
Net investment income	(.09)	(.08)	(.08)		(.09)		(.11)
Net asset value, end of year	$2.58	$2.56	$2.60		$2.60		$2.64
Total Return(b)	4.42%	1.50%	3.10%		1.78%		6.42%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.65%	1.65%	1.74	%(d)	1.72	%(d)	1.70	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.69%	1.66%	1.74%		1.72%		1.70%
Expenses, excluding expense reductions and expenses assumed	1.75%	1.71%	1.74%		1.72%		1.70%
Net investment income	3.67%	2.88%	2.00%		1.10%		2.44%
Supplemental Data:
Net assets, end of year (000)	$30,865	$44,643	$58,787		$78,894		$97,262
Portfolio turnover rate	499.81%	485.03%	671.60%		667.87%		560.84%

Financial Information

U.S. Government &
Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class C Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$2.57	$2.61	$2.61		$2.65		$2.60
Investment operations:
Net investment income(a)	.09 (c)	.08 (c)	.05	(c)	.03	(c)	.06
Net realized and unrealized gain (loss)	.02	(.04)	.03		.02		.10
Total from investment operations	.11	.04	.08		.05		.16
Distributions to shareholders from:
Net investment income	(.09)	(.08)	(.08)		(.09)		(.11)
Net asset value, end of year	$2.59	$2.57	$2.61		$2.61		$2.65
Total Return(b)	4.45%	1.51%	3.11%		1.75%		6.36%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.65%	1.65%	1.74	%(d)	1.72	%(d)	1.68	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.69%	1.67%	1.74%		1.72%		1.68%
Expenses, excluding expense reductions and expenses assumed	1.75%	1.71%	1.74%		1.72%		1.68%
Net investment income	3.67%	2.89%	2.00%		1.11%		2.46%
Supplemental Data:
Net assets, end of year (000)	$53,400	$62,290	$73,676		$89,048		$111,853
Portfolio turnover rate	499.81%	485.03%	671.60%		667.87%		560.84%

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest expense is less than $.01.

(d)  Interest expense is less than .01%.

Financial Information

To Obtain Information:

By telephone. For shareholder account inquiries call the Funds at: 800-821-5129. For literature requests call the Funds at: 800-874-3733.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

  Lord Abbett Mutual Fund shares
  are distributed by:

  LORD ABBETT DISTRIBUTOR LLC

  90 Hudson Street
  Jersey City, New Jersey 07302-3973

Additional Information

More information on each Fund is available free upon request, including the following:

Annual/Semiannual Report

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available, free of charge, at www.LordAbbett.com, and through other means, as indicated on the left.

Statement of Additional Information ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust –
    Lord Abbett Convertible Fund
    Lord Abbett Core Fixed Income Fund
    Lord Abbett High Yield Fund
    Lord Abbett Limited Duration U.S. Government &
      Government Sponsored Enterprises Fund
    Lord Abbett Total Return Fund
    Lord Abbett U.S. Government & Government
      Sponsored Enterprises Fund

LAIT-1
(4/07)

SEC File Number: 811-07988

LORD ABBETT

Lord Abbett Strategic
  Allocation Funds

Income Strategy Fund

Balanced Strategy Fund

Diversified Equity
  Strategy Fund

World Growth & Income
  Strategy Fund

  April 1,

  2007

PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Page

  The Funds

Information about the goal, principal strategy, main risks, performance, fees, and expenses	Income Strategy Fund, Balanced Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund	2

	Underlying Funds' Descriptions	23

	Main Risks of the Underlying Funds	28

	Additional Investment Information	32

	Management	41

	Past Performance of Underlying Funds for Income Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund	43

  Your Investment

Information for managing your Fund account	Purchases	55

	Sales Compensation	72

	Opening Your Account	77

	Redemptions	79

	Distributions and Taxes	80

	Services For Fund Investors	82

  Financial Information

Financial highlights	Income Strategy Fund	84

	Balanced Strategy Fund	88

	Diversified Equity Strategy Fund	92

	World Growth & Income Strategy Fund	96

  Additional Information

How to learn more about the Funds and other Lord Abbett Funds	Back Cover

GOAL

The Income Strategy Fund's investment objective is to seek a high level of current income.

The Balanced Strategy Fund's investment objective is to seek current income and capital growth.

The Diversified Equity Strategy Fund's investment objective is to seek capital appreciation.

The World Growth & Income Strategy Fund's investment objective is to seek long-term capital appreciation and growth of income.

PRINCIPAL STRATEGY

Each Fund is a "fund of funds" – meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, each Fund allocates its assets among equity securities, fixed income securities, and money market instruments by investing in a weighted combination of other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett") that hold such instruments. The underlying funds may invest in a broad range of domestic, foreign and multinational equity securities (including common and preferred stocks, warrants and similar instruments), fixed income securities (which may include investment grade or high-yield debt securities and mortgage-related securities) and money market instruments. As a result, each Fund's performance and risks proportionately mirror the performance and risks of the securities held by the underlying funds in which the Fund invests.

The Funds generally seek to allocate their assets to domestic and foreign equity securities and fixed income securities in a proportion that the manager believes is best suited to achieving each Fund's investment objective in light of current market conditions. Under normal circumstances, the World Growth & Income Strategy Fund allocates investments so as to diversify its holdings among a number

We or the Fund refers to Lord Abbett Income Strategy Fund ("Income Strategy Fund"), Lord Abbett Balanced Strategy Fund ("Balanced Strategy Fund"), Lord Abbett Diversified Equity Strategy Fund ("Diversified Equity Strategy Fund"), or Lord Abbett World Growth & Income Strategy Fund ("World Growth & Income Strategy Fund"), each a series of Lord Abbett Investment Trust (the "Trust").

Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

Multinational companies are those companies that conduct their business operations and activities in more than one country.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

The Funds
2

of different countries throughout the world. The Funds decide in which of the underlying funds they will invest at any particular time, as well as the relative amounts invested in those funds.

The table below sets forth the approximate current percentage of assets and percentage range of assets of each Fund to be allocated to equity and fixed income investments ("Target Allocation" and "Target Range," respectively). In each case "assets" does not include cash or cash equivalent transactions. These percentages apply at the time of purchase of a particular underlying fund. The Income Strategy Fund's assets are more heavily allocated to fixed income securities than equity securities, while the World Growth & Income Strategy Fund's assets are more heavily allocated to equity securities than fixed income securities. The Balanced Strategy Fund's assets are more evenly allocated to fixed income securities and equity securities than the Income Strategy Fund's assets and World Growth & Income Strategy Fund's assets. The Diversified Equity Strategy Fund's assets are entirely allocated to equity investments. For information about the investment objectives and policies of the underlying funds, see "Underlying Funds' Descriptions" below.

INCOME STRATEGY FUND

Underlying Funds

By Category	Target Allocation	Target Range
Equity	25%	15	% - 35%
Fixed Income	75%	65	% - 85%

BALANCED STRATEGY FUND

Underlying Funds

By Category	Target Allocation	Target Range
Equity	60%	40	% - 80%
Fixed Income	40%	20	% - 60%

DIVERSIFIED EQUITY STRATEGY FUND

Underlying Funds

By Category	Target Allocation
Equity	100%
Fixed Income	0%

The Underlying Funds have their own investment objectives and policies. These funds currently consist of:
• Lord Abbett Affiliated Fund ("Affiliated Fund")
• Lord Abbett All Value Fund ("All Value Fund")
• Lord Abbett America's Value Fund ("America's Value Fund")
• Lord Abbett Bond-Debenture Fund ("Bond Debenture Fund")
• Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund")
• Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund")
• Lord Abbett High Yield Fund ("High Yield Fund")
• Lord Abbett International Core Equity Fund ("International Core Equity Fund")
• Lord Abbett International Opportunities Fund ("International Opportunities Fund")
• Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund")
• Lord Abbett Large-Cap Growth Fund ("Large Cap Growth Fund")
• Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund ("Limited Duration Fund")
• Lord Abbett Mid-Cap Value Fund ("Mid Cap Value Fund")
• Lord Abbett Total Return Fund ("Total Return Fund")
• Lord Abbett U.S. Government & Government Sponsored Enterprises Fund ("U.S. Government Fund")
• Lord Abbett Value Opportunities Fund ("Value Opportunities Fund")

The Funds
3

WORLD GROWTH & INCOME STRATEGY FUND

Underlying Funds

By Category	Target Allocation	Target Range
Equity	75%	70	% - 90%
Fixed Income	25%	10	% - 30%

UNDERLYING FUNDS

Each Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the approximate current Target Range of assets of each Fund to be invested in the underlying funds. These percentages apply at the time of purchase of a particular underlying fund. The Funds may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

	Income Strategy Fund	Balanced Strategy Fund	Diversified Equity Strategy Fund	World Growth & Income Strategy Fund
US Equity Funds
Affiliated Fund	5 - 20%	0 - 80%	0 - 70%	0 - 20%
All Value Fund		0 - 10%
Growth Opportunities Fund		0 - 10%	0 - 20%	0 - 20%
Large Cap Core Fund		0 - 80%	0 - 70%	15 - 25%
Large Cap Growth Fund			0 - 70%	0 - 20%
Mid Cap Value Fund		0 - 10%	0 - 20%
Value Opportunities Fund			0 - 20%	0 - 20%
International Equity Funds
International Core Equity Fund		0 - 20%	20 - 80%	15 - 50%
International Opportunities Fund			0 - 30%	0 - 15%
US Equity/Fixed Income Funds
America's Value Fund	10 - 20%
US Fixed Income Funds
Bond Debenture Fund		0 - 60%
Core Fixed Income Fund		0 - 10%
High Yield Fund	10 - 40%
Limited Duration Fund	0 - 30%			0 - 30%
Total Return Fund	20 - 50%	0 - 60%		0 - 30%
U.S. Government Fund		0 - 10%

The Funds
4

The table below shows the approximate percentages of Fund assets that each Fund invested in its underlying funds as of March 1, 2007.

INCOME STRATEGY FUND

Underlying funds	Approximate Allocation of Assets
Affiliated Fund	12%
America's Value Fund	20%
High Yield Fund	40%
Total Return Fund	28%
Total	100%

BALANCED STRATEGY FUND

Underlying funds
Affiliated Fund	36%
Large Cap Core Fund	11%
International Core Equity Fund	10%
Bond Debenture Fund	24%
Total Return Fund	19%
Total	100%

DIVERSIFIED EQUITY FUND

Underlying funds
Affiliated Fund	12%
Growth Opportunities Fund	10%
Large Cap Core Fund	17%
Large Cap Growth Fund	22%
Value Opportunities	9%
International Core Equity Fund	25%
International Opportunities Fund	5%
Total	100%

WORLD GROWTH & INCOME
STRATEGY FUND

Underlying funds
Growth Opportunities Fund	5%
Large Cap Core Fund	25%
Large Cap Growth Fund	15%
International Core Equity Fund	29%
Total Return Fund	26%
Total	100%

The Funds
5

MAIN RISKS

Each Fund's investments are concentrated in the underlying funds and, as a result, a Fund's performance is directly related to the underlying funds' performance. Each Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their respective investment objectives and on the Fund's particular allocation of assets among the underlying funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The value of the underlying funds' investments and the net asset values of the shares of both the Funds and their underlying funds will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest.

Because the Income Strategy Fund is more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, since the Diversified Equity Strategy Fund is invested entirely in equity funds and the World Growth & Income Strategy Fund is more heavily invested in equity funds than fixed income funds, they will be more affected by the risks associated with stocks and other equity investments. Given the Balanced Strategy Fund's more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

The values of a Fund's underlying equity holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. If the assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The Funds
6

The values of a Fund's underlying fixed income holdings, and consequently, the value of an investment in the Fund, will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. Longer-term securities are usually more sensitive to interest rate changes. Mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest, a risk that is greater with high yield bonds (sometimes called "junk bonds"). Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after purchase. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

A Fund investing in underlying securities that are issued by non-U.S. entities is subject to the risks of investing in such securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions, there is no guarantee that these transactions will be successful. They may lower a Fund's return or result in significant losses.

For more information about the underlying fund's main risks, see "Main Risks of the Underlying Funds" below.

The Income Strategy Fund may be appropriate for investors with a low risk tolerance who seek monthly income and some appreciation of principal.

The Funds
7

The Balanced Strategy Fund may be appropriate for investors with a moderate risk tolerance who seek growth of principal along with a competitive monthly income.

The Diversified Equity Strategy Fund may be appropriate for investors with a high risk tolerance who seek long-term capital appreciation.

The World Growth & Income Strategy Fund may be appropriate for investors with a high risk tolerance who seek a broadly diversified global portfolio with the potential for long-term capital appreciation.

You may invest in the underlying funds directly. By investing in a Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Funds offer a greater level of diversification than many other types of mutual funds, they are not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Funds.

The Funds
8

Income Strategy Fund

Symbols:	Class A - ISFAX

Class B - ISFBX

Class C - ISFCX

Class P - ISFPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of three broad-based securities market indexes and a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

The Funds
9

Income Strategy Fund

returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class A Shares Return Before Taxes	3.78%	3.47%
Return After Taxes on Distributions	2.01%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares	2.44%	2.04%
Class B Shares	5.35%	4.34%
Class C Shares	9.36%	6.96%
Class P Shares	10.37%	7.82%
Russell 1000® Index(2) (reflects no deduction for fees,expenses, or taxes)	15.46%	14.49%
Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, expenses, or taxes)	10.76%	8.29%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	2.80%
25% Russell 1000 Index/50% Merrill Lynch High Yield Master II Constrained Index/25% Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	10.29%	8.43%

(1)  The SEC declared the Fund effective on 6/29/05 for all classes of shares. Performance for each class began on 6/30/05.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Funds
10

Income Strategy Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A	Class B(1)	Class C	Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(2)	none	none	none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)	5.00%	1.00%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.45%
Other Expenses(8)	0.38%	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses(8)(9)(10)	0.74%	0.74%	0.74%	0.74%
Total Operating Expenses(8)	1.57%	2.22%	2.22%	1.67%
Management Fee Waiver(6)	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Expense Reimbursement(11)	(0.28)%	(0.28)%	(0.28)%	(0.28)%
Net Expenses(6)(11)(12)	1.19%	1.84%	1.84%	1.29%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  For the period December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(7)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(9)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(10)  The amount shown is based upon each underlying fund expense rate including expense reductions.

(11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.19% of average daily net assets for Class A shares, 1.84% of average daily net assets for Class B and C shares, and 1.29% of average daily net assets for Class P shares.

(12)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.09%, 1.74%, 1.74%, and 1.19% for Class A, B, C, and P shares, respectively.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

The Funds
11

Income Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$995	$1,335	$2,294
Class B Shares	$687	$945	$1,343	$2,350
Class C Shares	$287	$645	$1,143	$2,514
Class P Shares	$131	$476	$859	$1,933
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$995	$1,335	$2,294
Class B Shares	$187	$645	$1,143	$2,350
Class C Shares	$187	$645	$1,143	$2,514
Class P Shares	$131	$476	$859	$1,933

The Funds
12

Balanced Strategy Fund

Symbols:	Class A - LABFX

Class B - LABBX

Class C - BFLAX

Class P - LABPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index, a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest, and the Lipper Mixed Asset Target Allocation Moderate Funds Average. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not

The Funds
13

Balanced Strategy Fund

reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	10 Years	Life of Fund(1)
Class A Shares Return Before Taxes	6.20%	5.86%	7.11%	–
Return After Taxes on Distributions	4.48%	4.26%	4.55%	–
Return After Taxes on Distributions and Sale of Fund Shares	4.59%	4.16%	4.55%	–
Class B Shares	7.86%	6.28%	–	5.51%
Class C Shares	11.90%	6.43%	6.97%	–
Class P Shares	12.50%	–	–	11.96%
Russell 3000® Index(2)	15.71%	7.17%	8.64%	4.97	%(3)
(reflects no deduction for fees, expenses, or taxes)				15.85	%(4)
60% Russell 3000® Index/	11.08%	6.57%	8.02%	5.67	%(3)
40% Lehman Brothers				11.01	%(4)
U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)
Lipper Mixed Asset Target Allocation Moderate Funds Average(2)	11.06%	6.35%	6.46%	4.64	%(3)
(reflects no deduction for fees, expenses, or taxes)				10.68	%(4)

(1)  The dates Class B and Class P were first offered to the public are 5/1/98 and 12/31/02, respectively.

(2)  The performance of the unmanaged indices and average is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 4/30/98 to 12/31/06, to correspond with Class B period shown.

(4)  Represents total returns for the period 12/31/02 to 12/31/06, to correspond with Class P period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

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14

Balanced Strategy Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A	Class B(1)	Class C	Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(2)	none	none	none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)	5.00%	1.00%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.45%
Other Expenses	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses(8)(9)(10)	0.57%	0.57%	0.57%	0.57%
Total Operating Expenses(8)	1.21%	1.86%	1.86%	1.31%
Management Fee Waiver(6)	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Expense Reimbursement(11)	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Net Expenses(6)(11)(12)	0.98%	1.63%	1.63%	1.08%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  For the period December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(7)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(9)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(10)  The amount shown is based upon each underlying fund expense rate including expense reductions.

(11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 0.98% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B and C shares, and 1.08% of average daily net assets for Class P shares.

(12)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.92%, 1.57%, 1.57%, and 1.02% for Class A, B, C, and P shares, respectively.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

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15

Balanced Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$669	$908	$1,174	$1,931
Class B Shares	$666	$855	$1,177	$1,984
Class C Shares	$266	$555	$977	$2,154
Class P Shares	$110	$385	$688	$1,552
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$669	$908	$1,174	$1,931
Class B Shares	$166	$555	$977	$1,984
Class C Shares	$166	$555	$977	$2,154
Class P Shares	$110	$385	$688	$1,552

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Diversified Equity Strategy Fund

Symbols:	Class A - LDSAX

Class B - LDSBX

Class C - LDSCX

Class P - LDSPX

PERFORMANCE

The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A	Class B(1)	Class C	Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(2)	none	none	none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)	5.00%	1.00%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.45%
Other Expenses(8)	1.79%	1.79%	1.79%	1.79%
Acquired Fund Fees and Expenses(8)(9)(10)	1.01%	1.01%	1.01%	1.01%
Total Operating Expenses(8)	3.25%	3.90%	3.90%	3.35%
Management Fee Waiver(6)	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Expense Reimbursement(11)	(1.64)%	(1.64)%	(1.64)%	(1.64)%
Net Expenses(6)(11)(12)	1.51%	2.16%	2.16%	1.61%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  For the period December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(7)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8)  These amounts have been restated from fiscal period amounts to reflect current fees and expenses.

(9)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(10)  The amount shown is based upon each underlying fund expense rate including expense reductions.

(11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.51% of average daily net assets for Class A shares, 2.16% of average daily net assets for Class B and C shares, and 1.61% of average daily net assets for Class P shares.

(12)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.36%, 2.01%, 2.01%, and 1.46% for Class A, B, C, and P shares, respectively.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

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17

Diversified Equity Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,310	$1,982	$3,767
Class B Shares	$719	$1,273	$2,007	$3,831
Class C Shares	$319	$973	$1,807	$3,973
Class P Shares	$164	$810	$1,542	$3,480
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,310	$1,982	$3,767
Class B Shares	$219	$973	$1,807	$3,831
Class C Shares	$219	$973	$1,807	$3,973
Class P Shares	$164	$810	$1,542	$3,480

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World Growth & Income Strategy Fund

Symbols:	Class A - LWSAX

Class B - LWSBX

Class C - LWSCX

Class P - LWSPX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indexes and a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

The Funds
19

World Growth & Income Strategy Fund

returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class A Shares Return Before Taxes	5.44%	8.09%
Return After Taxes on Distributions	4.47%	7.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.56%	6.42%
Class B Shares	7.17%	9.15%
Class C Shares	11.18%	11.74%
Class P Shares	11.94%	12.45%
MSCI World Index(2) (reflects no deduction for fees, expenses, or taxes)	20.65%	21.05%
Lehman Brothers US Universal Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	3.42%
75% MSCI World Index/ 25% Lehman Brothers US Universal Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	16.60%	16.45%

(1)  The SEC declared the Fund effective on 6/29/05 for all classes of shares. Performance for each class began on 6/30/05.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

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20

World Growth & Income Strategy Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A	Class B(1)	Class C	Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(2)	none	none	none
Maximum Deferred Sales Charge (See "Purchases")(3)	none(4)	5.00%	1.00%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.45%
Other Expenses	0.26%	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses(8)(9)(10)	0.93%	0.93%	0.93%	0.93%
Total Operating Expenses(8)	1.64%	2.29%	2.29%	1.74%
Management Fee Waiver(6)	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Expense Reimbursement(11)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Net Expenses(6)(11)(12)	1.49%	2.14%	2.14%	1.59%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  For the period December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(7)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(9)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(10)  The amount shown is based upon each underlying fund expense rate including expense reductions.

(11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.49% of average daily net assets for Class A shares, 2.14% of average daily net assets for Class B and C shares, and 1.59% of average daily net assets for Class P shares.

(12)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.28%, 1.93%, 1.93%, and 1.38% for Class A, B, C, and P shares, respectively.

Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

The Funds
21

World Growth & Income Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,044	$1,397	$2,391
Class B Shares	$717	$996	$1,407	$2,447
Class C Shares	$317	$996	$1,207	$2,610
Class P Shares	$162	$528	$925	$2,035
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,044	$1,397	$2,391
Class B Shares	$217	$696	$1,207	$2,447
Class C Shares	$217	$696	$1,207	$2,610
Class P Shares	$162	$528	$925	$2,035

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22

UNDERLYING FUNDS' DESCRIPTIONS

The following is a concise description of the investment objectives and practices of each underlying fund in which the Income Strategy Fund, the Balanced Strategy Fund, the Diversified Equity Strategy Fund, and the World Growth & Income Strategy Fund may invest. No offer is made in this Prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com.

The Affiliated Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund normally invests at least 80% of its net assets in equity securities of seasoned U.S. and multinational large companies. In selecting investments, the Affiliated Fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

The All Value Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.

The America's Value Fund's investment objective is to seek current income and capital appreciation. The America's Value Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes

Large companies are companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index, a widely-used benchmark for large-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell 1000 Index was $1.7 billion to $371.2 billion. This range varies daily.

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23

in the markets. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

The Bond Debenture Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Bond Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include all types of bonds, debentures, mortgage-related and other asset backed securities, high-yield debt securities or "junk bonds," investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's portfolio of fixed income securities will be between three and seven years with an average effective portfolio maturity of five to twelve years.

The Core Fixed Income Fund's investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued

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by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

The Growth Opportunities Fund's investment objective is to seek capital appreciation. The Growth Opportunities Fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities of mid-sized companies within the market capitalization range of the Russell Mid Cap® Index, a widely used benchmark for mid-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell Mid Cap® Index was approximately $2.0 billion to $14.8 billion. This range varies daily.

The High Yield Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The High Yield Fund normally invests in high yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

The International Core Equity Fund's investment objective is to seek long-term capital appreciation. The International Core Equity Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the fund will diversify its investments among a number of different countries

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throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), a widely used benchmark for international stock performance. As of June 1, 2006, the market capitalization range of the MSCI EAFE Index was $481 million to $237.8 billion. This range varies daily.

The International Opportunities Fund's investment objective is long-term capital appreciation. The International Opportunities Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

The Large Cap Core Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. The Large Cap Core Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics.

The Large Cap Growth Fund's investment objective is long-term capital growth. The Large Cap Growth Fund normally invests at least 80% of its net assets, plus the

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amount of any borrowings for investment purposes, in equity securities of large companies.

The Limited Duration Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The fund is not a money market fund. The Limited Duration Fund primarily invests in short and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the fund expects will produce a high level of income. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities).

The Mid Cap Value Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap® Index, a widely-used benchmark for mid-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell Mid Cap® Index was $2.0 billion to $14.8 billion. This range varies daily.

The Total Return Fund's investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as

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"Yankees"); high-yield debt securities (sometimes called "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

The U.S. Government Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises, including mortgage-related securities.

The Value Opportunities Fund's investment objective is long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500® Index, a widely used benchmark for small and mid-sized stock performance. As of June 30, 2006, the market capitalization range of the Russell 2500® Index was $83 million to $6.3 billion. This range varies daily.

MAIN RISKS OF THE UNDERLYING FUNDS

The following summarizes some, but not all, of the risks that apply to the Income Strategy Fund, the Balanced Strategy Fund, the Diversified Equity Strategy Fund and the World Growth & Income Strategy Fund, and each underlying fund in which the Funds invest and may result in a loss of your investment. There can be no assurance that the Funds will achieve their respective investment objectives.

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Affiliated Fund, All Value Fund, America's Value Fund, Growth Opportunities Fund, International Core Equity Fund, International Opportunities Fund, Large Cap Core Fund, Large Cap Growth Fund, Mid Cap Value Fund, and Value Opportunities Fund. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the underlying funds invest. Because the America's Value Fund is not limited to investing in equity securities, the fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: value stocks in the case of the Affiliated Fund, All Value Fund, America's Value Fund, International Core Equity Fund, Mid Cap Value Fund, and Value Opportunities Fund; growth stocks in the case of the Growth Opportunities Fund and Large Cap Growth Fund; and value and growth stocks in the case of Large Cap Core Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.

Investments in mid-sized or small companies in which the America's Value Fund, International Opportunities Fund, Mid Cap Value Fund, and Value Opportunities Fund invest generally involve greater risks than investments in

Value stocks are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.
Growth stocks generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

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large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have relatively less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

Each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investment in those countries.

Due to their investments in multinational companies, the underlying funds may experience increased market, liquidity, currency, political, information, and other risks.

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America's Value Fund, Bond Debenture Fund, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each underlying fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

High-yield debt securities, or junk bonds, in which the America's Value Fund, Bond Debenture Fund, High Yield Fund, and Total Return Fund may invest, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with junk bonds in which certain underlying funds may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after an underlying fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Except for the U.S. Government Fund, each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

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The mortgage-related securities in which the underlying funds may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose an underlying fund to a lower rate of return upon reinvestment of principal. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. These factors may result in lower performance or losses for the underlying funds.

Although certain U.S. Government securities in which the underlying funds may invest are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. Certain securities issued by various government sponsored enterprises such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not guaranteed by the U.S. Government, but are supported only by the credit of the particular government sponsored enterprises involved, and the discretionary authority of the U.S. Treasury to purchase the enterprise obligations. There is no assurance that the U.S. Government will provide financial support to such enterprises.

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by each Fund's underlying funds and some of the risks associated with those techniques.

Adjusting Investment Exposure. The underlying funds will be subject to risks associated with investments. The underlying funds may, but are not required to, use various strategies to change their investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, each of the underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in

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derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Convertible Securities. Certain underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Certain underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Emerging Countries. The International Core Equity Fund and International Opportunities Fund (each an underlying fund of Diversified Equity Strategy Fund and World Growth & Income Strategy Fund) may invest in emerging country securities. Consistent with their investment objectives and policies, the other underlying funds may from time to time invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less

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government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Foreign Currency Transactions. In accordance with their investment objectives and policies, certain of the underlying funds may engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The underlying funds may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the underlying funds generally do not intend to hedge most currency risks.

There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the underlying funds may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the underlying fund's hedging strategies will be ineffective. To the extent that the underlying funds hedge against anticipated currency movements that do not occur, the Fund may realize losses. Foreign currency transactions may subject the underlying funds to the risk that the counterparty will be unable to honor its financial obligation to the underlying funds, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If an underlying fund cross-hedges, it will face the risk that the foreign currency instrument purchased may not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

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Foreign Securities. Certain underlying funds may invest substantially all or a significant portion of their assets in foreign securities. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Certain of the underlying funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Such funds may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Risks of Options and Futures. Underlying fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks

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arising from margin requirements and related leverage factors associated with such transactions.

Listed Options on Securities. In accordance with their investment objectives and policies, certain of the underlying funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The underlying funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The underlying funds may write covered call options with respect to securities in their portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by an underlying fund is covered when, among other things, the underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The underlying fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. An underlying fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. An underlying fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

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Mortgage-Related and Other Asset-Backed Securities. Certain of the underlying funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Supranational Organizations. In accordance with their investment objectives and policies, certain underlying funds may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the

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Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

Swap and Similar Transactions. Certain underlying funds may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The underlying fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Certain underlying funds also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of an underlying fund may be less favorable than it would have been if the underlying fund had not entered into them.

Because these arrangements are bi-lateral agreements between an underlying fund and its counterparty, each

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party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to an underlying fund. However, an underlying fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the underlying fund is required to pay exceed the value of the payments that its counterparty is required to make. The underlying fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the underlying fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the underlying funds.

Temporary Defensive Investments. At times the Funds and each underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

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Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the relevant fund's holding tab or request a copy at no charge by calling Lord Abbett at 800-821-5129.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

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MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $112 billion in 55 mutual funds and other advisory accounts as of January 31, 2007.

Lord Abbett is entitled to an annual management fee of 0.10% on each Fund's average daily net assets. The fee is calculated daily and payable monthly. Lord Abbett has contractually agreed to waive its fee for the period from December 1, 2006 through March 31, 2008. For the fiscal year ended November 30, 2006, Lord Abbett contractually waived its management fee for each Fund.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of Fund shares.

Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of each Fund's assets in the underlying funds.

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The Asset Allocation Committee consists of the following members: Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Director of High Yield & Convertible Management; Harold E. Sharon, Partner and Director of International Equity; and Charles P. Massare, Partner and Director of Quantitative Research & Risk Management. Each of Mr. Gerber, Mr. Towle, and Mr. Massare joined Lord Abbett in 1997, 1987 and 1998, respectively, and has been a member of the Asset Allocation Committee since 2005, except Mr. Massare, who became a member in 2006. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Gerber, Mr. Towle, Mr. Sharon, and Mr. Massare are jointly and primarily responsible for the day-to-day management of the Funds.

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PAST PERFORMANCE OF UNDERLYING FUNDS FOR INCOME STRATEGY FUND, DIVERSIFIED EQUITY STRATEGY FUND, AND WORLD GROWTH & INCOME STRATEGY FUND

The performance information shown below is provided to illustrate the past performance of the underlying funds in which the Income Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund may invest. Such performance information does not represent the performance of the Diversified Equity Strategy Fund, which commenced operations in 2006, or the Income Strategy Fund and World Growth & Income Strategy Fund, each of which commenced operations in 2005. Investors should realize that this past performance data is not an indication of the future performance of the Income Strategy Fund, Diversified Equity Strategy Fund, or World Growth & Income Strategy Fund.

The bar charts and tables below provide some indication of the risks of the Income Strategy Fund's, Diversified Equity Strategy Fund's, and World Growth & Income Strategy Fund's investing in the underlying funds by illustrating the variability of the underlying funds' returns. Each assumes reinvestment of dividends and distributions. The underlying funds' past performance, before and after taxes, is not necessarily an indication of how the underlying funds will perform in the future.

The bar charts show changes in the performance of the underlying funds' Class Y shares from calendar year to calendar year. Performance for the Class Y shares is shown because the Income Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund invest in such shares.

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AFFILIATED FUND

GROWTH OPPORTUNITIES FUND

LARGE CAP CORE FUND

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LARGE CAP GROWTH FUND

MID CAP VALUE FUND

VALUE OPPORTUNITIES FUND

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INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL OPPORTUNITIES FUND

AMERICA'S VALUE FUND

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HIGH YIELD FUND

LIMITED DURATION FUND

TOTAL RETURN FUND

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The tables below show how the average annual total returns of the underlying funds' Class Y shares compare to those of one or more broad-based securities market indices.

The after-tax returns of Class Y shares included in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AFFILIATED FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	18.05%	8.16%	7.73%
Return After Taxes on Distributions	16.10%	6.75%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	12.96%	6.41%	5.41%
S&P 500® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	4.62%
S&P 500/Citigroup Value Index(2) (reflects no deduction for fees, expenses, or taxes)	20.80%	9.06%	6.09%
Russell 1000® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	22.25%	10.86%	7.51%

(1)  The date of inception for Class Y shares is 3/27/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

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GROWTH OPPORTUNITIES FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	7.66%	4.85%	10.77%
Return After Taxes on Distributions	6.26%	4.48%	10.48%
Return After Taxes on Distributions and Sale of Fund Shares	6.89%	4.18%	9.53%
Russell Midcap® Growth Index(2) expenses or taxes) (reflects no deduction for fees,	10.66%	8.22%	9.15%
S&P MidCap 400/Citigroup Growth Index(2) expenses or taxes) (reflects no deduction for fees,	5.81%	7.72%	12.68%

(1)  The date of inception for Class Y shares is 10/15/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

LARGE CAP CORE FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	12.88%	6.54%	5.31%
Return After Taxes on Distributions	11.92%	5.99%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	9.12%	5.50%	4.22%
S&P 500® Index(2) expenses or taxes) (reflects no deduction for fees,	15.80%	6.19%	2.22%
Russell 1000® Index(2) expenses or taxes) (reflects no deduction for fees,	15.46%	6.82%	2.78%

(1)  The date of inception for Class Y shares is 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

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LARGE CAP GROWTH FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	4.99%	-0.66%	-8.70%
Return After Taxes on Distributions	4.99%	-0.66%	-8.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	-0.56%	-7.05%
Russell 1000® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	9.07%	2.69%	-4.85%

(1)  The SEC declared the Fund effective on 12/30/99.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

MID CAP VALUE FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	12.69%	11.59%	15.01%
Return After Taxes on Distributions	10.39%	10.33%	13.05%
Return After Taxes on Distributions and Sale of Fund Shares	10.41%	9.72%	12.31%
S&P MidCap 400/Citigroup Value Index(2) (reflects no deduction for fees, expenses, or taxes)	14.62%	13.88%	13.37%
Russell Midcap® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	20.22%	15.88%	11.82%

(1)  The date of inception for Class Y shares is 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

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VALUE OPPORTUNITIES FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	29.41%	29.32%
Return After Taxes on Distributions	28.00%	27.91%
Return After Taxes on Distributions and Sales of Fund Shares	19.11%	24.11%
Russell 2500® Value Index(2) (reflects no deduction for fees, expenses or taxes)	20.18%	20.12%
Russell 2500® Index(2) (reflects no deduction for fees, expenses or taxes)	16.16%	16.12%

(1)  The SEC declared the Fund effective on 12/20/05. Performance for the class began on 12/30/05.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

INTERNATIONAL CORE EQUITY FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	24.03%	18.66%
Return After Taxes on Distributions	21.82%	17.54%
Return After Taxes on Distributions and Sale of Fund Shares	16.11%	15.62%
MSCI EAFE® Index ("With Gross Dividends")(2) (reflects no deduction for fees, expenses or taxes)	26.86%	20.41%
MSCI EAFE® Index ("With Net Dividends")(2)(3) (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	26.34%	19.93%

(1)  The SEC declared the Fund effective on 12/31/03.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  The MSCI EAFE® Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI EAFE® Index.

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INTERNATIONAL OPPORTUNITIES FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	29.13%	17.13%	6.31%
Return After Taxes on Distributions	28.96%	16.82%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	18.93%	14.90%	5.17%
S&P/Citigroup Extended Market World ex-U.S. Index(3) (reflects no deduction for fees, expenses, or taxes)	29.42%	23.73%	13.13	%(2)

(1)  The date of inception for Class Y shares is 12/30/97.

(2)  Represents total return for the period 12/31/97 – 12/31/06, to correspond with Class Y period shown.

(3)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

AMERICA'S VALUE FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	15.19%	9.71%	9.69%
Return After Taxes on Distributions	13.34%	8.56%	8.54%
Return After Taxes on Distributions and Sales of Fund Shares	10.37%	7.79%	7.77%
S&P 500® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	6.01%
65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index(2) (reflects no deduction for fees, expenses, or taxes)	18.57%	10.86%	10.81%

(1)  The SEC declared the Fund effective on 12/27/01 for Class Y shares.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

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HIGH YIELD FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares
Return Before Taxes	10.32%	8.73%	6.09%
Return After Taxes on Distributions	7.57%	5.60%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares	6.61%	5.55%	2.96%
Credit Suisse First Boston High Yield Index(2)(3) (reflects no deduction for fees, expenses, or taxes)	11.92%	11.07%	7.04%(4)
Merrill Lynch High Yield Master II Index(2)(3) (reflects no deduction for fees, expenses, or taxes)	11.77%	9.86%	6.04%(4)
Merrill Lynch High Yield Master II Constrained Index(2)(3) (reflects no deduction for fees, expenses, or taxes)	10.76%	9.95%	6.07%(4)

(1)  The Class Y shares were first offered on 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index and the Merrill Lynch High Yield Master II Index from the 2008 prospectus.

(4)  Represents total returns for the period 4/30/99 – 12/31/06, to correspond with the Class Y period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

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LIMITED DURATION FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares
Return Before Taxes	3.90%	2.39%
Return After Taxes on Distributions	2.35%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	1.18%
Lehman Brothers Intermediate Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.84%	2.39%

(1)  The date of inception of Class Y shares is 10/19/04.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

TOTAL RETURN FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares
Return Before Taxes	4.63%	5.28%	6.16%
Return After Taxes on Distributions	2.92%	3.46%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	3.44%	3.96%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	5.52%(3)
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	5.64%	5.87%(3)

(1)  The date of inception of Class Y shares is 12/14/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 12/31/98 – 12/31/06, to correspond with the Class Y period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

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PURCHASES

Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

We reserve the right to modify, restrict, or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Pricing of Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

The Funds' NAV is calculated based upon the NAVs of the underlying funds in which the Funds invest. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

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those funds will use fair-value pricing and the effects of doing so. A summary follows.

In calculating the NAV of an underlying fund, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities held by an underlying fund for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by a fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price or the security is relatively illiquid. Each underlying fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A fund's use of fair value pricing may cause the NAV of fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing

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involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV of an underlying fund is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Funds are designed for long-term investors and are not intended to serve as vehicles for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Funds, raise their expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. A Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce a Fund's investment return.

To the extent a Fund invests in underlying funds that invest in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Funds. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in underlying funds that invest securities that are thinly traded or relatively illiquid, the Fund also may be

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particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The underlying funds have adopted fair value procedures that allow each Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Your Investment – Purchases – Pricing of Shares" above.

The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Funds' policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Funds. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause a Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Funds may modify their frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S.

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program ("wrap program"); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to a Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts ("IRAs").
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
•	Traditional, Rollover, Roth and Education IRAs
•	Simple IRAs, SEP IRAs, 401(k) and 403(b) accounts
•	Defined Contribution Plans

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(and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Funds and their shareholders, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as

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frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of a Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as

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issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Funds and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Share Classes. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses

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while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

Share Classes

Class A	• normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
• generally lowest annual expenses due to lower 12b-1 fees
Class B	• no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
• higher annual expenses than Class A shares due to higher 12b-1 fees
• automatically converts to Class A shares after eight years
Class C	• no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
• higher annual expenses than Class A shares due to higher 12b-1 fees
Class P	• available only to certain investors
• no front-end sales charge and no CDSC
• lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

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Front-End Sales Charges - Class A Shares

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	5.75%	6.10%	.9425	5.00%
$50,000 to $99,999	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

†  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Reducing Your Class A Share Front-End Sales Charges. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the relevant Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the relevant Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the relevant Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned

Please inform the Funds or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

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with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available under "Lord Abbett Funds" at www.LordAbbett.com. or by calling Lord Abbett at 800-821-5129 (at no charge).

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Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions on Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

•  purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a

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specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or

•  purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or Class C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning

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with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule - Class A Shares

(for certain purchases without a front-end sales charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession
First $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

*  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

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Contingent Deferred Sales Charge (CDSC)

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Funds redeem shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B), or one year or more after the month of purchase (Class A), or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

Class A Share CDSC. If you buy Class A shares of a Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

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Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

•  Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

Contingent Deferred Sales Charges - Class B Shares

Anniversary(1) of the day on which the purchase order was accepted				Contingent Deferred Sales Charge on redemption (as % of amount subject to charge)
On		Before
		1	st	5.0%
1	st	2	nd	4.0%
2	nd	3	rd	3.0%
3	rd	4	th	3.0%
4	th	5	th	2.0%
5	th	6	th	1.0%
on or after the 6th(2)				None

(1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B and Class C share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

Eligible Mandatory Distributions. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

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•  Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

•  death of the shareholder

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Automatic Services" under "Services For Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or Class C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

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Reinvestment Privilege. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A	Class B	Class C	Class P
Service	.25%	.25%	.25%	.20%
Distribution	.10%	.75%	.75%	.25%

The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are 0.50% and 0.75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord

Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.
12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

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Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing in part or in whole, the

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costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial

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products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create

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an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Funds with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett

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Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Funds to the transfer agent, which would otherwise provide these services.

OPENING YOUR ACCOUNT

Important Information about Procedures for Opening a New Account Required by the USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name,

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address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

MINIMUM INITIAL INVESTMENT

•	Regular Account	$1,000
•	Individual Retirement Accounts and 403(b) Plans under the Internal Revenue Code	$250
•	Uniform Gift to Minor Account	$250
•	Invest-A-Matic	$250

No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the relevant Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

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[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Proper Form. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

By Exchange. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B and C Share CDSC."

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the relevant Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

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redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

•  a redemption check payable to anyone other than the shareholder(s) of record,

•  a redemption check to be mailed to an address other than the address of record,

•  a redemption check payable to a bank other than the bank we have on file, or

•  a redemption for $50,000 or more.

Redemptions in Kind. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The Income Strategy Fund and Balanced Strategy Fund expect to pay you dividends from their net investment income monthly. The World Growth & Income Strategy Fund expects to pay you dividends from its net investment income quarterly. The Diversified Equity Strategy Fund expects to pay you dividends from its net investment income annually. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -

Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

•	In the case of a corporation - ABC Corporation

Mary B. Doe

By Mary B. Doe, President
[Date]

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Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to

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you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and Class C shares	The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Funds for assistance in minimizing the CDSC in this situation.

Redemption proceeds due to a SWP for Class B and Class C shares will be redeemed in the order described under "CDSC" under "Purchases."

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OTHER SERVICES

Telephone Investing. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

Exchanges. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds,
P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.
Transactions by telephone may be difficult to implement in times of drastic economic or market change.
Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

Your Investment
83

Income Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$14.93	$15.00
Investment operations:
Net investment income(b)	.69	.23
Net realized and unrealized gain (loss)	.73	(.11)
Total from investment operations	1.42	.12
Distributions to shareholders from:
Net investment income	(.66)	(.19)
Net asset value, end of period	$15.69	$14.93
Total Return(c)	9.78%	.83	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.35%	.14	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.35%	.34	%(e)
Expenses, excluding expense reductions and expenses assumed and waived	.83%	8.13	%(e)
Net investment income	4.56%	5.01	%(e)
Supplemental Data:
Net assets, end of period (000)	$30,867	$6,403
Portfolio turnover rate	.00%	.05	%(d)

Financial Information
84

Income Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$14.92	$15.00
Investment operations:
Net investment income(b)	.61	.18
Net realized and unrealized gain (loss)	.72	(.10)
Total from investment operations	1.33	.08
Distributions to shareholders from:
Net investment income	(.47)	(.16)
Net asset value, end of period	$15.78	$14.92
Total Return(c)	9.07%	.55	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	1.00%	.41	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	.96	%(e)
Expenses, excluding expense reductions and expenses assumed and waived	1.48%	10.03	%(e)
Net investment income	3.98%	4.29	%(e)
Supplemental Data:
Net assets, end of period (000)	$2,974	$326
Portfolio turnover rate	.00%	.05	%(d)

Financial Information
85

Income Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$14.91	$15.00
Investment operations:
Net investment income(b)	.60	.18
Net realized and unrealized gain (loss)	.73	(.10)
Total from investment operations	1.33	.08
Distributions to shareholders from:
Net investment income	(.45)	(.17)
Net asset value, end of period	$15.79	$14.91
Total Return(c)	9.05%	.57	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	1.00%	.41	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	.99	%(e)
Expenses, excluding expense reductions and expenses assumed and waived	1.48%	6.26	%(e)
Net investment income	3.93%	3.88	%(e)
Supplemental Data:
Net assets, end of period (000)	$10,379	$2,525
Portfolio turnover rate	.00%	.05	%(d)

Financial Information
86

Income Strategy Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$14.96	$15.00
Investment operations:
Net investment income(b)	.73	.15
Net realized and unrealized gain (loss)	.74	(.03)
Total from investment operations	1.47	.12
Distributions to shareholders from:
Net investment income	(.66)	(.16)
Net asset value, end of period	$15.77	$14.96
Total Return(c)	10.07%	.83	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.45%	.14	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.45%	.37	%†(e)
Expenses, excluding expense reductions and expenses assumed and waived	.56%	7.67	%†(e)
Net investment income	4.82%	3.52	%†(e)
Supplemental Data:
Net assets, end of period (000)	$1	$1
Portfolio turnover rate	.00%	.05	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

†  The ratios have been determined on a Fund basis.

(a)  Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is on July 1, 2005.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Annualized.

Financial Information
87

Balanced Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.53	$11.53	$10.58	$9.67	$10.80
Investment operations:
Net investment income(b)	.35	.35	.37	.35	.42
Net realized and unrealized gain (loss)	.99	.12	.91	1.04	(1.14)
Total from investment operations	1.34	.47	1.28	1.39	(.72)
Distributions to shareholders from:
Net investment income	(.40)	(.37)	(.33)	(.32)	(.41)
Net realized gain	(.34)	(.10)	— (e)	(.16)	—
Total distributions	(.74)	(.47)	(.33)	(.48)	(.41)
Net asset value, end of year	$12.13	$11.53	$11.53	$10.58	$9.67
Total Return(c)	12.12%	4.12%	12.29%	15.19%	(6.76)%
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.35%	.35%	.37%	.40%	.38%
Expenses, excluding expense reductions and including expenses assumed and waived	.35%	.35%	.37%	.40%	.38%
Expenses, excluding expense reductions and expenses assumed and waived	.64%	.65%	.80%	1.40%	1.39%
Net investment income	3.04%	3.03%	3.35%	3.50%	4.19%
Supplemental Data:
Net assets, end of year (000)	$1,009,374	$879,442	$704,342	$399,266	$154,128
Portfolio turnover rate	.00%	.00%	.00%	.00%	.00%

Financial Information
88

Balanced Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.52	$11.52	$10.57	$9.67	$10.79
Investment operations:
Net investment income(b)	.27	.27	.30	.28	.36
Net realized and unrealized gain (loss)	.99	.13	.91	1.05	(1.14)
Total from investment operations	1.26	.40	1.21	1.33	(.78)
Distributions to shareholders from:
Net investment income	(.32)	(.30)	(.26)	(.27)	(.34)
Net realized gain	(.34)	(.10)	— (e)	(.16)	—
Total distributions	(.66)	(.40)	(.26)	(.43)	(.34)
Net asset value, end of year	$12.12	$11.52	$11.52	$10.57	$9.67
Total Return(c)	11.42%	3.49%	11.64%	14.40%	(7.32)%
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.01%	1.04%	1.00%
Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	1.00%	1.01%	1.04%	1.00%
Expenses, excluding expense reductions and expenses assumed and waived	1.29%	1.30%	1.50%	2.04%	2.01%
Net investment income	2.36%	2.38%	2.68%	2.86%	3.57%
Supplemental Data:
Net assets, end of year (000)	$116,482	$104,715	$84,783	$52,943	$29,415
Portfolio turnover rate	.00%	.00%	.00%	.00%	.00%

Financial Information
89

Balanced Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.50	$11.51	$10.56	$9.66	$10.80
Investment operations:
Net investment income(b)	.29	.28	.30	.28	.36
Net realized and unrealized gain (loss)	.98	.11	.92	1.05	(1.14)
Total from investment operations	1.27	.39	1.22	1.33	(.78)
Distributions to shareholders from:
Net investment income	(.33)	(.30)	(.27)	(.27)	(.36)
Net realized gain	(.34)	(.10)	— (e)	(.16)	—
Total distributions	(.67)	(.40)	(.27)	(.43)	(.36)
Net asset value, end of year	$12.10	$11.50	$11.51	$10.56	$9.66
Total Return(c)	11.46%	3.43%	11.68%	14.39%	(7.33)%
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.01%	1.04%	.98%
Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	1.00%	1.01%	1.04%	.98%
Expenses, excluding expense reductions and expenses assumed and waived	1.29%	1.30%	1.49%	2.04%	1.99%
Net investment income	2.49%	2.50%	2.75%	2.86%	3.59%
Supplemental Data:
Net assets, end of year (000)	$159,864	$119,578	$82,232	$42,090	$23,968
Portfolio turnover rate	.00%	.00%	.00%	.00%	.00%

Financial Information
90

Balanced Strategy Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
	Year Ended 11/30			12/31/2002(a) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$11.50	$11.51	$10.57	$9.15
Investment operations:
Net investment income(b)	.37	.41	.51	.34
Net realized and unrealized gain	.96	.04	.76	1.34
Total from investment operations	1.33	.45	1.27	1.68
Distributions to shareholders from:
Net investment income	(.39)	(.36)	(.33)	(.26)
Net realized gain	(.34)	(.10)	— (e)	—
Total distributions	(.73)	(.46)	(.33)	(.26)
Net asset value, end of period	$12.10	$11.50	$11.51	$10.57
Total Return(c)	12.06%	4.00%	12.21%	18.69	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.45%	.45%	.45%	.45	%†(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.45%	.45%	.45%	.45	%†(d)
Expenses, excluding expense reductions and expenses assumed and waived	.74%	.75%	.83%	1.36	%†(d)
Net investment income	3.18%	3.59%	4.63%	3.12	%†(d)
Supplemental Data:
Net assets, end of period (000)	$3,737	$2,520	$715	$26
Portfolio turnover rate	.00%	.00%	.00%	.00	%(d)

†  The ratios have been determined on a Fund basis.

*  Does not include expenses of the Underlying Funds in which the Fund invests.

(a)  Commencement of offering of class shares.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Amount is less than $.01.

Financial Information
91

Diversified Equity Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
Per Share Operating Performance	6/29/2006(a) to 11/30/2006
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income(b)	.01
Net realized and unrealized gain	1.47
Total from investment operations	1.48
Net asset value, end of period	$16.48
Total Return(c)	9.87	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.14	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.34	%(f)
Expenses, excluding expense reductions and expenses assumed and waived	2.58	%(f)
Net investment income	.12	%(f)
Supplemental Data:
Net assets, end of period (000)	$8,432
Portfolio turnover rate	.00	%(d)

Financial Information
92

Diversified Equity Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
Per Share Operating Performance	6/29/2006(a) to 11/30/2006
Net asset value, beginning of period	$15.00
Investment operations:
Net investment loss(b)	(.03)
Net realized and unrealized gain	1.47
Total from investment operations	1.44
Net asset value, end of period	$16.44
Total Return(c)	9.60	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.41	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.97	%(f)
Expenses, excluding expense reductions and expenses assumed and waived	2.91	%(f)
Net investment loss	(.43	)%(f)
Supplemental Data:
Net assets, end of period (000)	$745
Portfolio turnover rate	.00	%(d)

Financial Information
93

Diversified Equity Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
Per Share Operating Performance	6/29/2006(a) to 11/30/2006
Net asset value, beginning of period	$15.00
Investment operations:
Net investment loss(b)	(.03)
Net realized and unrealized gain	1.47
Total from investment operations	1.44
Net asset value, end of period	$16.44
Total Return(c)	9.60	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.41	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.97	%(f)
Expenses, excluding expense reductions and expenses assumed and waived	2.81	%(f)
Net investment loss	(.45	)%(f)
Supplemental Data:
Net assets, end of period (000)	$1,232
Portfolio turnover rate	.00	%(d)

Financial Information
94

Diversified Equity Strategy Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
Per Share Operating Performance 6/29/2006(a)	to 11/30/2006
Net asset value, beginning of period	$15.00
Investment operations:
Net investment loss(b)	—	(e)
Net realized and unrealized gain	1.48
Net asset value, end of period	$16.48
Total Return(c)	9.87	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.18	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.43	%(f)
Expenses, excluding expense reductions and expenses assumed and waived	13.53	%(f)
Net investment loss	(.05	)%(f)
Supplemental Data:
Net assets, end of period (000)	$6
Portfolio turnover rate	.00	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

(a)  Commencement of investment operations and SEC effective date is June 29, 2006; date shares became available to the public is on June 30, 2006.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Amount is less than $(0.01).

(f)  Annualized.

Financial Information
95

World Growth & Income Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$15.62	$15.00
Investment operations:
Net investment income(b)	.16	.05
Net realized and unrealized gain	1.80	.62
Total from investment operations	1.96	.67
Distributions to shareholders from:
Net investment income	(.20)	(.05)
Net asset value, end of period	$17.38	$15.62
Total Return(c)	12.68%	4.48	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.35%	.14	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.35%	.33	%(e)
Expenses, excluding expense reductions and expenses assumed and waived	.71%	2.58	%(e)
Net investment income	.98%	1.17	%(e)
Supplemental Data:
Net assets, end of period (000)	$162,563	$26,193
Portfolio turnover rate	.00%	.06	%(d)

Financial Information
96

World Growth & Income Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class B Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$15.59	$15.00
Investment operations:
Net investment income(b)	.05	.01
Net realized and unrealized gain	1.80	.62
Total from investment operations	1.85	.63
Distributions to shareholders from:
Net investment income	(.14)	(.04)
Net asset value, end of period	$17.30	$15.59
Total Return(c)	11.92%	4.24	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	1.00%	.41	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	.97	%(e)
Expenses, excluding expense reductions and expenses assumed and waived	1.35%	2.92	%(e)
Net investment income	.31%	.53	%(e)
Supplemental Data:
Net assets, end of period (000)	$15,132	$2,386
Portfolio turnover rate	.00%	.06	%(d)

Financial Information
97

World Growth & Income Strategy Fund

FINANCIAL HIGHLIGHTS (Continued)

	Class C Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$15.59	$15.00
Investment operations:
Net investment income (loss)(b)	.06	.01
Net realized and unrealized gain	1.80	.62
Total from investment operations	1.86	.63
Distributions to shareholders from:
Net investment income	(.14)	(.04)
Net asset value, end of period	$17.31	$15.59
Total Return(c)	12.02%	4.23	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	1.00%	.41	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	.97	%(e)
Expenses, excluding expense reductions and expenses assumed and waived	1.36%	2.81	%(e)
Net investment income	.34%	.52	%(e)
Supplemental Data:
Net assets, end of period (000)	$42,048	$7,017
Portfolio turnover rate	.00%	.06	%(d)

Financial Information
98

World Growth & Income Strategy Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Class P Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$15.63	$15.00
Investment operations:
Net investment income(b)	.10	.05
Net realized and unrealized gain	1.88	.62
Total from investment operations	1.98	.67
Distributions to shareholders from:
Net investment income	(.20)	(.04)
Net asset value, end of period	$17.41	$15.63
Total Return(c)	12.74%	4.48	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.42%	.13	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.42%	.37	%†(e)
Expenses, excluding expense reductions and expenses assumed and waived	.84%	2.51	%†(e)
Net investment income	.59%	.79	%†(e)
Supplemental Data:
Net assets, end of period (000)	$27	$1
Portfolio turnover rate	.00%	.06	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

†  The ratios have been determined on a Fund basis.

(a)  Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is July 1, 2005.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Annualized.

Financial Information
99

To Obtain Information:

By telephone. For shareholder account inquiries call the Funds at: 800-821-5129. For literature requests call the Funds at: 800-874-3733.

By mail. Write to the Funds at: The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

  Lord Abbett Mutual Fund shares
  are distributed by:

  LORD ABBETT DISTRIBUTOR LLC

  90 Hudson Street
  Jersey City, New Jersey 07302-3973

Additional Information

More information on each Fund is available free upon request, including the following:

Annual/Semiannual Report

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available, free of charge, at www.LordAbbett.com, and through other means, as indicated on the left.

Statement of Additional Information ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust –
    Lord Abbett Income Strategy Fund
    Lord Abbett Balanced Strategy Fund
    Lord Abbett Diversified Equity Strategy Fund
    Lord Abbett World Growth & Income
      Strategy Fund

LA-SAF-1
(4/07)

SEC File Number: 811-07988

LORD ABBETT

Lord Abbett Strategic

Allocation Funds

Income Strategy Fund

Balanced Strategy Fund

Diversified Equity
  Strategy Fund

World Growth & Income
  Strategy Fund

Lord Abbett

Convertible Fund

Core Fixed Income Fund

High Yield Fund

Limited Duration U.S.
  Government &
  Government Sponsored
  Enterprises Fund

Total Return Fund

U.S. Government &
  Government Sponsored
  Enterprises Fund

  April 1,

  2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund are neither offered to the general public nor available in all states.

Please call 800-821-5129 for further information.

PROSPECTUS

CLASS Y SHARES

Page

  The Funds

Information about the goal, principal strategy, main risks, performance, fees, and expenses	Income Strategy Fund, Balanced Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund	2

	Convertible Fund	23

	Core Fixed Income Fund	31

	High Yield Fund	36

	Limited Duration U.S. Government & Government Sponsored Enterprises Fund	41

	Total Return Fund	47

	U.S. Government & Government Sponsored Enterprises Fund	53

	Underlying Funds' Descriptions	59

	Main Risks of the Underlying Funds	64

	Additional Investment Information	69

	Management	78

	Past Performance of Underlying Funds for Income Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund	83

  Your Investment

Information for managing your Fund account	Purchases	95

	Redemptions	104

	Distributions and Taxes	106

	Services For Fund Investors	107

  Financial Information

Financial highlights	Income Strategy Fund	113

	Balanced Strategy Fund	114

	Diversified Equity Strategy Fund	115

	World Growth & Income Strategy Fund	116

	Convertible Fund	117

	Core Fixed Income Fund	119

	High Yield Fund	121

	Limited Duration U.S. Government & Government Sponsored Enterprises Fund	122

	Total Return Fund	124

	U.S. Government & Government Sponsored Enterprises Fund	126

  Additional Information

How to learn more about the Funds and other Lord Abbett Funds	Back Cover

Strategic Allocation Funds

GOAL

The Income Strategy Fund's investment objective is to seek a high level of current income.

The Balanced Strategy Fund's investment objective is to seek current income and capital growth.

The Diversified Equity Strategy Fund's investment objective is to seek capital appreciation.

The World Growth & Income Strategy Fund's investment objective is to seek long-term capital appreciation and growth of income.

PRINCIPAL STRATEGY

Each Fund is a "fund of funds" – meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, each Fund allocates its assets among equity securities, fixed income securities, and money market instruments by investing in a weighted combination of other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett") that hold such instruments. The underlying funds may invest in a broad range of domestic, foreign and multinational equity securities (including common and preferred stocks, warrants and similar instruments), fixed income securities (which may include investment grade or high-yield debt securities and mortgage-related securities) and money market instruments. As a result, each Fund's performance and risks proportionately mirror the performance and risks of the securities held by the underlying funds in which the Fund invests.

The Funds generally seek to allocate their assets to domestic and foreign equity securities and fixed income securities in a proportion that the manager believes is best suited to achieving each Fund's investment objective in light of current market conditions. Under normal circumstances, the World Growth & Income Strategy Fund allocates investments so as to diversify its holdings among a number

We or the Fund refers to Lord Abbett Income Strategy Fund ("Income Strategy Fund"), Lord Abbett Balanced Strategy Fund ("Balanced Strategy Fund"), Lord Abbett Diversified Equity Strategy Fund ("Diversified Equity Strategy Fund"), or Lord Abbett World Growth & Income Strategy Fund ("World Growth & Income Strategy Fund"), each a series of Lord Abbett Investment Trust (the "Trust").
Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.
Multinational companies are those companies that conduct their business operations and activities in more than one country.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

2 The Funds

Strategic Allocation Funds

of different countries throughout the world. The Funds decide in which of the underlying funds they will invest at any particular time, as well as the relative amounts invested in those funds.

The table below sets forth the approximate current percentage of assets and percentage range of assets of each Fund to be allocated to equity and fixed income investments ("Target Allocation" and "Target Range," respectively). In each case "assets" does not include cash or cash equivalent transactions. These percentages apply at the time of purchase of a particular underlying fund. The Income Strategy Fund's assets are more heavily allocated to fixed income securities than equity securities, while the World Growth & Income Strategy Fund's assets are more heavily allocated to equity securities than fixed income securities. The Balanced Strategy Fund's assets are more evenly allocated to fixed income securities and equity securities than the Income Strategy Fund's assets and World Growth & Income Strategy Fund's assets. The Diversified Equity Strategy Fund's assets are entirely allocated to equity investments. For information about the investment objectives and policies of the underlying funds, see "Underlying Funds' Descriptions" below.

INCOME STRATEGY FUND

Underlying Funds By Category	Target Allocation	Target Range
Equity	25%	15	% - 35%
Fixed Income	75%	65	% - 85%

BALANCED STRATEGY FUND

Underlying Funds By Category	Target Allocation	Target Range
Equity	60%	40	% - 80%
Fixed Income	40%	20	% - 60%

DIVERSIFIED EQUITY STRATEGY FUND

Underlying Funds By Category	Target Allocation
Equity	100%
Fixed Income	0%

The Underlying Funds have their own investment objectives and policies. These funds currently consist of:
• Lord Abbett Affiliated Fund ("Affiliated Fund")
• Lord Abbett All Value Fund ("All Value Fund")
• Lord Abbett America's Value Fund ("America's Value Fund")
• Lord Abbett Bond-Debenture Fund ("Bond Debenture Fund")
• Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund")
• Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund")
• Lord Abbett High Yield Fund ("High Yield Fund")
• Lord Abbett International Core Equity Fund ("International Core Equity Fund")
• Lord Abbett International Opportunities Fund ("International Opportunities Fund")
• Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund")
• Lord Abbett Large-Cap Growth Fund ("Large Cap Growth Fund")
• Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund ("Limited Duration Fund")
• Lord Abbett Mid-Cap Value Fund ("Mid Cap Value Fund")
• Lord Abbett Total Return Fund ("Total Return Fund")
• Lord Abbett U.S. Government & Government Sponsored Enterprises Fund ("U.S. Government Fund")
• Lord Abbett Value Opportunities Fund ("Value Opportunities Fund")

3 The Funds

Strategic Allocation Funds

WORLD GROWTH & INCOME STRATEGY FUND

Underlying Funds By Category	Target Allocation	Target Range
Equity	75%	70	% - 90%
Fixed Income	25%	10	% - 30%

UNDERLYING FUNDS

Each Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the approximate current Target Range of assets of each Fund to be invested in the underlying funds. These percentages apply at the time of purchase of a particular underlying fund. The Funds may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

	Income Strategy Fund	Balanced Strategy Fund	Diversified Equity Strategy Fund	World Growth & Income Strategy Fund
US Equity Funds
Affiliated Fund	5 - 20%	0 - 80%	0 - 70%	0 - 20%
All Value Fund		0 - 10%
Growth Opportunities Fund		0 - 10%	0 - 20%	0 - 20%
Large Cap Core Fund		0 - 80%	0 - 70%	15 - 25%
Large Cap Growth Fund			0 - 70%	0 - 20%
Mid Cap Value Fund		0 - 10%	0 - 20%
Value Opportunities Fund			0 - 20%	0 - 20%
International Equity Funds
International Core Equity Fund		0 - 20%	20 - 80%	15 - 50%
International Opportunities Fund			0 - 30%	0 - 15%
US Equity/Fixed Income Funds
America's Value Fund	10 - 20%
US Fixed Income Funds
Bond Debenture Fund		0 - 60%
Core Fixed Income Fund		0 - 10%
High Yield Fund	10 - 40%
Limited Duration Fund	0 - 30%			0 - 30%
Total Return Fund	20 - 50%	0 - 60%		0 - 30%
U.S. Government Fund		0 - 10%

4 The Funds

Strategic Allocation Funds

The table below shows the approximate percentages of Fund assets that each Fund invested in its underlying funds as of March 1, 2007.

INCOME STRATEGY FUND

Approximate Allocation of Assets
Underlying funds
Affiliated Fund	12%
America's Value Fund	20%
High Yield Fund	40%
Total Return Fund	28%
Total	100%

BALANCED STRATEGY FUND

Underlying funds
Affiliated Fund	36%
Large Cap Core Fund	11%
International Core Equity Fund	10%
Bond Debenture Fund	24%
Total Return Fund	19%
Total	100%

DIVERSIFIED EQUITY FUND

Underlying funds
Affiliated Fund	12%
Growth Opportunities Fund	10%
Large Cap Core Fund	17%
Large Cap Growth Fund	22%
Value Opportunities	9%
International Core Equity Fund	25%
International Opportunities Fund	5%
Total	100%

WORLD GROWTH & INCOME
STRATEGY FUND

Underlying funds
Growth Opportunities Fund	5%
Large Cap Core Fund	25%
Large Cap Growth Fund	15%
International Core Equity Fund	29%
Total Return Fund	26%
Total	100%

5 The Funds

Strategic Allocation Funds

MAIN RISKS

Each Fund's investments are concentrated in the underlying funds and, as a result, a Fund's performance is directly related to the underlying funds' performance. Each Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their respective investment objectives and on the Fund's particular allocation of assets among the underlying funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The value of the underlying funds' investments and the net asset values of the shares of both the Funds and their underlying funds will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest.

Because the Income Strategy Fund is more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, since the Diversified Equity Strategy Fund is invested entirely in equity funds and the World Growth & Income Strategy Fund is more heavily invested in equity funds than fixed income funds, they will be more affected by the risks associated with stocks and other equity investments. Given the Balanced Strategy Fund's more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

The values of a Fund's underlying equity holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. If the assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

6 The Funds

Strategic Allocation Funds

The values of a Fund's underlying fixed income holdings, and consequently, the value of an investment in the Fund, will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. Longer-term securities are usually more sensitive to interest rate changes. Mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest, a risk that is greater with high yield bonds (sometimes called "junk bonds"). Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after purchase. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

A Fund investing in underlying securities that are issued by non-U.S. entities is subject to the risks of investing in such securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions, there is no guarantee that these transactions will be successful. They may lower a Fund's return or result in significant losses.

For more information about the underlying fund's main risks, see "Main Risks of the Underlying Funds" below.

The Income Strategy Fund may be appropriate for investors with a low risk tolerance who seek monthly income and some appreciation of principal.

7 The Funds

Strategic Allocation Funds

The Balanced Strategy Fund may be appropriate for investors with a moderate risk tolerance who seek growth of principal along with a competitive monthly income.

The Diversified Equity Strategy Fund may be appropriate for investors with a high risk tolerance who seek long-term capital appreciation.

The World Growth & Income Strategy Fund may be appropriate for investors with a high risk tolerance who seek a broadly diversified global portfolio with the potential for long-term capital appreciation.

You may invest in the underlying funds directly. By investing in a Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Funds offer a greater level of diversification than many other types of mutual funds, they are not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Funds.

8 The Funds

Income Strategy Fund

Symbol:  Class Y - ISFYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of three broad-based securities market indices and a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest.

9 The Funds

Income Strategy Fund

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	10.42%	8.00%
Return After Taxes on Distributions	8.23%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	6.75%	5.71%
Russell 1000® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.46%	14.49%
Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, expenses, or taxes)	10.76%	8.29%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	2.80%
25% Russell 1000 Index/50% Merrill Lynch High Yield Master II Constrained Index/25% Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	10.29%	8.43%

(1)  The SEC declared the Fund effective on 6/29/05 for Class Y shares. Performance for Class Y shares began on 6/30/05.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

10 The Funds

Income Strategy Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.10%
Other Expenses(2)	0.38%
Acquired Fund Fees and Expenses(2)(3)(4)	0.74%
Total Operating Expenses(2)	1.22%
Management Fee Waiver(1)	(0.10)%
Expense Reimbursement(5)	(0.28)%
Net Expenses(1)(5)(6)	0.84%

(1)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(2)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(3)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(4)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

(5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 0.84% of average daily net assets for Class Y shares.

(6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.74% for Class Y shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

11 The Funds

Income Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$86	$336	$621	$1,432

Your expenses would be the same if you did not redeem your shares.

12 The Funds

Balanced Strategy Fund

Symbol:  Class Y - LABYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index, a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest, and the Lipper Mixed Asset Target Allocation Moderate Funds Average.

13 The Funds

Balanced Strategy Fund

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	13.02%	10.72%
Return After Taxes on Distributions	11.07%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.05%	8.28%
Russell 3000® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.71%	14.10	%(3)
60% Russell 3000® Index/40% Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	11.08%	9.69	%(3)
Lipper Mixed Asset Target Allocation Moderate Funds Average(2) (reflects no deduction for fees, expenses, or taxes)	11.06%	9.41%(3)

(1)  The date of inception of Class Y shares is 10/19/04.

(2)  The performance of the unmanaged indices and average is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 10/31/04 – 12/31/06, to correspond with the Class Y period shown.

14 The Funds

Balanced Strategy Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.10%
Other Expenses	0.19%
Acquired Fund Fees and Expenses(2)(3)(4)	0.57%
Total Operating Expenses(2)	0.86%
Management Fee Waiver(1)	(0.10)%
Expense Reimbursement(5)	(0.13)%
Net Expenses(1)(5)(6)	0.63%

(1)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(2)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(3)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(4)  The amount shown is based upon each Underlying Fund's expense ratio, including expense reductions.

(5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 0.63% of average daily net assets for Class Y shares.

(6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.57% for Class Y shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

15 The Funds

Balanced Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$64	$243	$446	$1,032

Your expenses would be the same if you did not redeem your shares.

16 The Funds

Diversified Equity
Strategy Fund

Symbol:  Class Y - LDSYX

PERFORMANCE

The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.10%
Other Expenses(2)	1.79%
Acquired Fund Fees and Expenses(2)(3)(4)	1.01%
Total Operating Expenses(2)	2.90%
Management Fee Waiver(1)	(0.10)%
Expense Reimbursement(5)	(1.64)%
Net Expenses(1)(5)(6)	1.16%

(1)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(2)  These amounts have been restated from fiscal period amounts to reflect current fees and expenses.

(3)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(4)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

(5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.16% of average daily net assets for Class Y shares.

(6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.01% for Class Y shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

17 The Funds

Diversified Equity Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$118	$675	$1,320	$3,054

Your expenses would be the same if you did not redeem your shares.

18 The Funds

World Growth & Income Strategy Fund

Symbol:  Class Y - LWSYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices and a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest.

19 The Funds

World Growth & Income Strategy Fund

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	12.30%	12.81%
Return After Taxes on Distributions	11.17%	11.87%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	10.39%
MSCI World Index(2) (reflects no deduction for fees, expenses, or taxes)	20.65%	21.05%
Lehman Brothers US Universal Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	3.42%
75% MSCI World Index/25% Lehman Brothers US Universal Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	16.60%	16.45%

(1)  The SEC declared the Fund effective on 6/29/05 for Class Y shares. Performance for Class Y shares began on 6/30/05.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

20 The Funds

World Growth & Income Strategy Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.10%
Other Expenses(2)	0.26%
Acquired Fund Fees and Expenses(2)(3)(4)	0.93%
Total Operating Expenses(2)	1.29%
Management Fee Waiver(1)	(0.10)%
Expense Reimbursement(5)	(0.05)%
Net Expenses(1)(5)(6)	1.14%

(1)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee.

(2)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(3)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(4)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

(5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.14% of average daily net assets for Class Y shares.

(6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.93% for Class Y shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

21 The Funds

World Growth & Income Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$116	$389	$688	$1,539

Your expenses would be the same if you did not redeem your shares.

22 The Funds

Convertible Fund

GOAL

The Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Convertible securities may include corporate bonds, debentures, notes, preferred stocks and other securities that can be exchanged for common stock or other securities which provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

We or the Fund or Convertible Fund refers to the Lord Abbett Convertible Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.

23 The Funds

Convertible Fund

The Fund invests both in investment grade debt securities and lower-rated debt securities (sometimes called "junk bonds" or "high yield securities"), although the Fund must invest at least 25% of its net assets in investment grade debt securities. The Fund may invest up to 20% of its net assets in non-convertible fixed income securities and equity securities, including common stocks and preferred stocks. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Under normal circumstances, the Fund intends to maintain its average weighted stated maturity at between five and twenty years.

In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued convertible securities that we believe may maximize total return and reduce downside risk. Our disciplined investment process attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, we analyze the potential for capital appreciation of the underlying stock. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis, assessment of their risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high yield securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities may also be less liquid.

24 The Funds

Convertible Fund

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

In addition to interest rate risk, like most other fixed income securities, convertible securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of principal or interest to the Fund. Because many convertible securities tend to have credit ratings below investment grade, they present a greater credit risk than some other fixed income instruments. A default, or concerns in the market about

25 The Funds

Convertible Fund

an increase in risk of default, may result in losses to the Fund. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional fixed income securities. A company normally must pay interest on its conventional debt before it can make payments on its convertible securities.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

Foreign securities in which the Fund may invest may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction

26 The Funds

Convertible Fund

costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

The Fund may invest from time to time a significant amount of its assets in securities of mid-sized and small companies. This generally involves greater risks than investing in larger companies. Mid-sized and small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns and subject them to a higher risk of failure than larger companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

27 The Funds

Convertible Fund

Symbol:  Class Y - LCFYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

28 The Funds

Convertible Fund

The table below shows how the average annual total returns of the Fund's Class Y shares compare to that of a broad-based securities market index.

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	9.49%	9.27%
Return After Taxes on Distributions	7.70%	8.04%
Return After Taxes on Distributions and Sale of Fund Shares	6.50%	7.29%
Merrill Lynch All Convertible Index(2) (reflects no deduction for fees, expenses, or taxes)	12.83%	9.92%

(1)  The date of inception for Class Y shares is 6/30/03.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

29 The Funds

Convertible Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.70%
Other Expenses	0.22%
Total Operating Expenses	0.92%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$94	$293	$509	$1,131

Your expenses would be the same if you did not redeem your shares.

Management Fees are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's Investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

30 The Funds

Core Fixed Income Fund

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We or the Fund or Core Fixed Income Fund refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

31 The Funds

Core Fixed Income Fund

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

32 The Funds

Core Fixed Income Fund

Symbol:  Class Y - LCRYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

33 The Funds

Core Fixed Income Fund

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	4.24%	4.96%	6.19%
Return After Taxes on Distributions	2.54%	3.17%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	2.73%	3.17%	3.92%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	5.78%

(1)  The Class Y shares were first offered on 3/16/98.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

34 The Funds

Core Fixed Income Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.45%
Other Expenses (including Interest Expense of 0.03%)(1)	0.54%
Total Operating Expenses	0.99%
Expense Reimbursement(2)	(0.41)%
Net Expenses(2)	0.58%

(1)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.03% associated with the Fund's investments.

(2)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.55% of average daily net assets for Class Y shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$59	$260	$493	$1,163

Your expenses would be the same if you did not redeem your shares.

Management Fees are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

35 The Funds

High Yield Fund

GOAL

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty,

We or the Fund or High Yield Fund refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

36 The Funds

High Yield Fund

these securities may decline in price, even when interest rates are falling.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

37 The Funds

High Yield Fund

Symbol:  Class Y - LAHYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of three broad-based securities market indices. The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index and the Merrill Lynch High Yield Master II Index from the 2008 prospectus.

38 The Funds

High Yield Fund

The Merrill Lynch High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Merrill Lynch High Yield Master II Constrained Index encompasses index constituents that are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	10.32%	8.73%	6.09%
Return After Taxes on Distributions	7.57%	5.60%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares	6.61%	5.55%	2.96%
Credit Suisse First Boston High Yield Index(2) (reflects no deduction for fees, expenses, or taxes)	11.92%	11.07%	7.04	%(3)
Merrill Lynch High Yield Master II Index(2) (reflects no deduction for fees, expenses, or taxes)	11.77%	9.86%	6.04	%(3)
Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, expenses, or taxes)	10.76%	9.95%	6.07	%(3)

(1)  The Class Y shares were first offered on 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 4/30/99-12/31/06, to correspond with the Class Y period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

39 The Funds

High Yield Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a% of average net assets)
Management Fees (See "Management")	0.60%
Other Expenses	0.28%
Total Operating Expenses	0.88%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$90	$281	$488	$1,084

Your expenses would be the same if you did not redeem your shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

40 The Funds

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

GOAL

The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

•  Federal Home Loan Bank

•  Federal Home Loan Mortgage Corporation

•  Federal National Mortgage Association

•  Government National Mortgage Association

The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

The Fund may invest its remaining assets in various types of fixed income securities, including debt securities rated investment grade at the time of purchase, asset-backed securities and cash equivalents.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent

We or the Fund or Limited Duration U.S. Government & Government Sponsored Enterprises (GSE) Fund refers to the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, a series or portfolio of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

41 The Funds

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and four years.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in

42 The Funds

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

43 The Funds

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Symbol:  Class Y - LLDYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

44 The Funds

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	3.90%	2.39%
Return After Taxes on Distributions	2.35%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	1.18%
Lehman Brothers Intermediate Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.84%	2.39%

(1)  The inception date of Class Y shares is 10/19/04.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

45 The Funds

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.40%
Other Expenses (including Interest Expense of 0.02%)(2)	0.34%
Total Operating Expenses	0.74%
Expense Reimbursement(1)	(0.17)%
Net Expenses(1)	0.57%

(1)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.55% of average daily net assets for Class Y shares.

(2)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.02% associated with the Fund's investments.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$58	$213	$389	$897

Your expenses would be the same if you did not redeem your shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

46 The Funds

Total Return Fund

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We or the Fund or Total Return Fund refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

47 The Funds

Total Return Fund

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

48 The Funds

Total Return Fund

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

49 The Funds

Total Return Fund

Symbol:  Class Y - LTRYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

50 The Funds

Total Return Fund

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	4.63%	5.28%	6.16%
Return After Taxes on Distributions	2.92%	3.46%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	3.44%	3.96%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	5.52	%(3)
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	5.64%	5.87	%(3)

(1)  The date of inception of Class Y shares is 12/14/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 12/31/98 to 12/31/06, to correspond with the Class Y period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

51 The Funds

Total Return Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.45%
Other Expenses (including Interest Expense of 0.03%)(1)	0.36%
Total Operating Expenses	0.81%
Expense Reimbursement(2)	(0.23)%
Net Expenses(2)	0.58%

(1)  For accounting purposes, Other Expenses include interest and related expenses ("interest expense") in the amount of 0.03% associated with the Fund's investments.

(2)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.55% of average daily net assets for Class Y shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$59	$228	$419	$973

Your expenses would be the same if you did not redeem your shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

52 The Funds

U.S. Government &
Government Sponsored Enterprises Fund

GOAL

The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

To pursue its goal, the Fund primarily invests in U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

•  Federal Home Loan Bank

•  Federal Home Loan Mortgage Corporation

•  Federal National Mortgage Association

•  Federal Farm Credit Bank

•  Government National Mortgage Association

The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two

We or the Fund or U.S. Government & Government Sponsored Enterprises (GSE) Fund refers to the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

53 The Funds

U.S. Government &
Government Sponsored Enterprises Fund

years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between three and eight years.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. Others, such as the Federal Farm Credit Bank, are supported only by the credit of the government sponsored enterprise itself. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when

54 The Funds

U.S. Government &
Government Sponsored Enterprises Fund

interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

55 The Funds

U.S. Government &
Government Sponsored Enterprises Fund

Symbol:  Class Y - LAUYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

56 The Funds

U.S. Government &
Government Sponsored Enterprises Fund

The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	3.56%	2.99%
Return After Taxes on Distributions	1.89%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	1.64%
Lehman Brothers Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.48%	2.74%

(1)  The inception date of Class Y shares is 10/19/04.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

57 The Funds

U.S. Government &
Government Sponsored Enterprises Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Fee Table
Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.50%
Other Expenses (including Interest Expense of 0.03%)(2)	0.24%
Total Operating Expenses	0.74%
Expense Reimbursement(1)	(0.06)%
Net Expenses(1)	0.68%

(1)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.65% of average daily net assets for Class Y shares.

(2)  For accounting purposes, Other Expenses include interest expense and related expenses ("interest expense") in the amount of 0.03% associated with the Fund's investments.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$69	$228	$403	$911

Your expenses would be the same if you did not redeem your shares.

Management Fees are payable to Lord Abbett for the Fund's investment management.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

58 The Funds

Strategic Allocation Funds

UNDERLYING FUNDS' DESCRIPTIONS

The following is a concise description of the investment objectives and practices of each underlying fund in which the Income Strategy Fund, the Balanced Strategy Fund, the Diversified Equity Strategy Fund, and the World Growth & Income Strategy Fund may invest. No offer is made in this Prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com.

The Affiliated Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund normally invests at least 80% of its net assets in equity securities of seasoned U.S. and multinational large companies. In selecting investments, the Affiliated Fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

The All Value Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.

The America's Value Fund's investment objective is to seek current income and capital appreciation. The America's Value Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes

Large companies are companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index, a widely-used benchmark for large-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell 1000 Index was $1.7 billion to $371.2 billion. This range varies daily.

59 The Funds

Strategic Allocation Funds

in the markets. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

The Bond Debenture Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Bond Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include all types of bonds, debentures, mortgage-related and other asset backed securities, high-yield debt securities or "junk bonds," investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's portfolio of fixed income securities will be between three and seven years with an average effective portfolio maturity of five to twelve years.

The Core Fixed Income Fund's investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and

60 The Funds

Strategic Allocation Funds

investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

The Growth Opportunities Fund's investment objective is to seek capital appreciation. The Growth Opportunities Fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities of mid-sized companies within the market capitalization range of the Russell Mid Cap® Index, a widely used benchmark for mid-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell Mid Cap® Index was approximately $2.0 billion to $14.8 billion. This range varies daily.

The High Yield Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The High Yield Fund normally invests in high yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

The International Core Equity Fund's investment objective is to seek long-term capital appreciation. The International Core Equity Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the fund will diversify its

61 The Funds

Strategic Allocation Funds

investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), a widely used benchmark for international stock performance. As of June 1, 2006, the market capitalization range of the MSCI EAFE Index was $481 million to $237.8 billion. This range varies daily.

The International Opportunities Fund's investment objective is long-term capital appreciation. The International Opportunities Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

The Large Cap Core Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. The Large Cap Core Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics.

The Large Cap Growth Fund's investment objective is long-term capital growth. The Large Cap Growth Fund normally invests at least 80% of its net assets, plus the

62 The Funds

Strategic Allocation Funds

amount of any borrowings for investment purposes, in equity securities of large companies.

The Limited Duration Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The fund is not a money market fund. The Limited Duration Fund primarily invests in short and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the fund expects will produce a high level of income. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities).

The Mid Cap Value Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap® Index, a widely-used benchmark for mid-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell Mid Cap® Index was $2.0 billion to $14.8 billion. This range varies daily.

The Total Return Fund's investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S.

63 The Funds

Strategic Allocation Funds

entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

The U.S. Government Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises, including mortgage-related securities.

The Value Opportunities Fund's investment objective is long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500® Index, a widely used benchmark for small and mid-sized stock performance. As of June 30, 2006, the market capitalization range of the Russell 2500® Index was $83 million to $6.3 billion. This range varies daily.

MAIN RISKS OF THE UNDERLYING FUNDS

The following summarizes some, but not all, of the risks that apply to the Income Strategy Fund, the Balanced Strategy Fund, the Diversified Equity Strategy Fund and the World Growth & Income Strategy Fund, and each underlying fund in which the Funds invest and may result in a loss of your investment. There can be no assurance that

64 The Funds

Strategic Allocation Funds

the Funds will achieve their respective investment objectives.

Affiliated Fund, All Value Fund, America's Value Fund, Growth Opportunities Fund, International Core Equity Fund, International Opportunities Fund, Large Cap Core Fund, Large Cap Growth Fund, Mid Cap Value Fund, and Value Opportunities Fund. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the underlying funds invest. Because the America's Value Fund is not limited to investing in equity securities, the fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: value stocks in the case of the Affiliated Fund, All Value Fund, America's Value Fund, International Core Equity Fund, Mid Cap Value Fund, and Value Opportunities Fund; growth stocks in the case of the Growth Opportunities Fund and Large Cap Growth Fund; and value and growth stocks in the case of Large Cap Core Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.

Value stocks are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.
Growth stocks generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

65 The Funds

Strategic Allocation Funds

Investments in mid-sized or small companies in which the America's Value Fund, International Opportunities Fund, Mid Cap Value Fund, and Value Opportunities Fund invest generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have relatively less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

Each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investment in those countries.

Due to their investments in multinational companies, the underlying funds may experience increased market, liquidity, currency, political, information, and other risks.

66 The Funds

Strategic Allocation Funds

America's Value Fund, Bond Debenture Fund, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each underlying fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

High-yield debt securities, or junk bonds, in which the America's Value Fund, Bond Debenture Fund, High Yield Fund, and Total Return Fund may invest, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with junk bonds in which certain underlying funds may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after an underlying fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Except for the U.S. Government Fund, each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

67 The Funds

Strategic Allocation Funds

The mortgage-related securities in which the underlying funds may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose an underlying fund to a lower rate of return upon reinvestment of principal. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. These factors may result in lower performance or losses for the underlying funds.

Although certain U.S. Government securities in which the underlying funds may invest are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. Certain securities issued by various government sponsored enterprises such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not guaranteed by the U.S. Government, but are supported only by the credit of the particular government sponsored enterprises involved, and the discretionary authority of the U.S. Treasury to purchase the enterprise obligations. There is no assurance that the U.S. Government will provide financial support to such enterprises.

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ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by each Fund and the Income Strategy Fund's, Balanced Strategy Fund's, Diversified Equity Strategy Fund's, and World Growth & Income Strategy Fund's underlying funds and some of the risks associated with those techniques.

Adjusting Investment Exposure. Each Fund and each of the underlying funds will be subject to risks associated with investments. Each Fund and the underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, each Fund and the underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Equity Securities. Some of the underlying funds and the Convertible Fund may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

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Convertible Securities. Certain of the Funds and underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Certain of the Funds and underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Emerging Countries. The International Core Equity Fund and International Opportunities Fund (each an underlying fund of Diversified Equity Strategy Fund and World Growth & Income Strategy Fund) may invest in emerging country securities. Consistent with their investment objectives and policies, certain of the Funds and other underlying funds may from time to time invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Foreign Currency Transactions. In accordance with their investment objectives and policies, certain of the

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Funds and underlying funds may from time to time engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds and underlying funds may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Funds and the underlying funds generally do not intend to hedge most currency risks.

There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Funds and underlying funds may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds and underlying funds hedging strategies will be ineffective. To the extent that the Funds and underlying funds, hedge against anticipated currency movements that do not occur, a Fund may realize losses. Foreign currency transactions may subject the Funds and underlying funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds and underlying funds, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund or underlying fund cross-hedges, the Fund or underlying funds will face the risk that the foreign currency instrument purchased may not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

Foreign Securities. Convertible Fund, Core Fixed Income Fund, Total Return Fund, High Yield Fund, and certain of the underlying funds may invest in foreign securities. Foreign securities may pose greater risk than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information

71 The Funds

publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Each Fund, as well as certain of the underlying funds, may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Such Funds may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Risks of Options and Futures. Fund and underlying fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Listed Options on Securities. In accordance with their investment objectives and policies, certain of the Funds and underlying funds may purchase and write national

72 The Funds

securities exchange-listed put and call options on securities or securities indices. The Funds and underlying funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds and underlying funds may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by an underlying fund is covered when, among other things, the Fund or underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Funds and each underlying fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. A Fund or underlying fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. A Fund or underlying fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

Mortgage-Related and Other Asset-Backed Securities. Certain of the Funds and certain of the underlying funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities,

73 The Funds

mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Portfolio Turnover Rate. The Funds may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rates for the Convertible Fund, the Core Fixed Income Fund, the High Yield Fund, the Limited Duration U.S. Government & Government Sponsored Enterprises Fund, the Total Return Fund, and U.S. Government & Government Sponsored Enterprises Fund were 104.11%, 455.93%, 108.90%, 304.77%, 468.89%, and 499.81%, respectively. These rates vary from year to year. High portfolio turnover may increase

74 The Funds

transaction costs, may increase taxable capital gains and may adversely impact performance.

Supranational Organizations. In accordance with their investment objectives and policies, certain underlying funds may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

Swap and Similar Transactions. Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks

75 The Funds

that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to a Fund. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.

Temporary Defensive Investments. At times each Fund and each underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and

76 The Funds

instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the relevant fund's holdings tab or request a copy at no charge by calling Lord Abbett at 800-821-5129.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

77 The Funds

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $112 billion in 55 funds and other advisory accounts as of January 31, 2007.

Lord Abbett is entitled to an annual management fee of 0.10% of each of the Income Strategy Fund's, Balanced Strategy Fund's, Diversified Equity Strategy Fund's, and World Growth & Income Strategy Fund's average daily net assets. The management fee is calculated daily and payable monthly. Lord Abbett has contractually agreed to waive its fees for these Funds for the period from December 1, 2006 through March 31, 2008. For the fiscal year ended November 30, 2006, Lord Abbett contractually waived its management fee for each of these Funds.

Lord Abbett is entitled to an annual management fee based on the Convertible Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.70% of the Fund's average daily net assets.

78 The Funds

Lord Abbett is entitled to an annual management fee based on each of the Core Fixed Income Fund and Total Return Fund's respective average daily net assets. The management fee for each Fund is calculated daily and payable monthly at the following annual rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on average daily net assets over $2 billion.

Based on this calculation, the fees paid to Lord Abbett for the fiscal year ended November 30, 2006, by the Core Fixed Income Fund and Total Return Fund were at an effective annual rate of 0.45% for each Fund.

Lord Abbett is entitled to an annual management fee based on the High Yield Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.60% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the Limited Duration U.S. Government & Government Sponsored Enterprises Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.40% on the first $1 billion of average daily net assets;

0.35% on the next $1 billion of average daily net assets; and

0.30% on average daily net assets over $2 billion.

Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.40% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the U.S. Government & Government

79 The Funds

Sponsored Enterprises Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on average daily net assets over $3 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.50% of the Fund's average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of 0.04% of each Fund's average daily net assets, with the exception of Income Strategy Fund, Balanced Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund, which pay no such fee. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts they manage and their ownership of Fund shares.

Income Strategy Fund, Balanced Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund. Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of each Fund's assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Director of High Yield & Convertible Management;

80 The Funds

Harold E. Sharon, Partner and Director of International Equity; and Charles P. Massare, Partner and Director of Quantitative Research & Risk Management. Each of Mr. Gerber, Mr. Towle, and Mr. Massare joined Lord Abbett in 1997, 1987 and 1998, respectively, and has been a member of the Asset Allocation Committee since 2005, except Mr. Massare, who became a member in 2006. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Gerber, Mr. Towle, Mr. Sharon, and Mr. Massare are jointly and primarily responsible for the day-to-day management of the Funds.

Convertible Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle, who joined Lord Abbett in 1987 and has been a member of the team since the Fund's inception in 2003, holds a Chartered Financial Analyst designation and has been in the investment business since 1980. A senior member of the team is Maren Lindstrom, Partner and Fixed Income Investment Manager, who joined Lord Abbett in 2000 and has been a member of the team since the Fund's inception. Mr. Towle and Ms. Lindstrom are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund, Limited Duration U.S. Government & Government Sponsored Enterprises Fund, Total Return Fund, and U.S. Government & Government Sponsored Enterprises Fund. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team and is primarily responsible for the day-to-day management of the Funds. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team since 1998 or since a Fund's inception if later. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord

81 The Funds

Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.

High Yield Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle has been with Lord Abbett since 1987 and has been a member of the team since 1998. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member. He has been with Lord Abbett since 1997 and has been a member of the team since 1998. Mr. Towle and Mr. Goldstein are jointly and primarily responsible for the day-to-day management of the Fund.

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Strategic Allocation Funds

PAST PERFORMANCE OF UNDERLYING FUNDS FOR INCOME STRATEGY FUND, DIVERSIFIED EQUITY STRATEGY FUND, AND WORLD GROWTH & INCOME STRATEGY FUND

The performance information shown below is provided to illustrate the past performance of the underlying funds in which the Income Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund may invest. Such performance information does not represent the performance of the Diversified Equity Strategy Fund, which commenced operations in 2006, or the Income Strategy Fund and World Growth & Income Strategy Fund, each of which commenced operations in 2005. Investors should realize that this past performance data is not an indication of the future performance of the Income Strategy Fund, Diversified Equity Strategy Fund, or World Growth & Income Strategy Fund.

The bar charts and tables below provide some indication of the risks of the Income Strategy Fund's, Diversified Equity Strategy Fund's, and World Growth & Income Strategy Fund's investing in the underlying funds by illustrating the variability of the underlying funds' returns. Each assumes reinvestment of dividends and distributions. The underlying funds' past performance, before and after taxes, is not necessarily an indication of how the underlying funds will perform in the future.

The bar charts show changes in the performance of the underlying funds' Class Y shares from calendar year to calendar year. Performance for the Class Y shares is shown because the Income Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund invest in such shares.

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AFFILIATED FUND

GROWTH OPPORTUNITIES FUND

LARGE CAP CORE FUND

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LARGE CAP GROWTH FUND

MID CAP VALUE FUND

VALUE OPPORTUNITIES FUND

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INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL OPPORTUNITIES FUND

AMERICA'S VALUE FUND

86 The Funds

HIGH YIELD FUND

LIMITED DURATION FUND

TOTAL RETURN FUND

87 The Funds

The tables below show how the average annual total returns of the underlying funds' Class Y shares compare to those of one or more broad-based securities market indices.

The after-tax returns of Class Y shares included in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AFFILIATED FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	18.05%	8.16%	7.73%
Return After Taxes on Distributions	16.10%	6.75%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	12.96%	6.41%	5.41%
S&P 500® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	4.62%
S&P 500/Citigroup Value Index(2) (reflects no deduction for fees, expenses, or taxes)	20.80%	9.06%	6.09%
Russell 1000® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	22.25%	10.86%	7.51%

(1)  The date of inception for Class Y shares is 3/27/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

88 The Funds

GROWTH OPPORTUNITIES FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	7.66%	4.85%	10.77%
Return After Taxes on Distributions	6.26%	4.48%	10.48%
Return After Taxes on Distributions and Sale of Fund Shares	6.89%	4.18%	9.53%
Russell Midcap® Growth Index(2) (reflects no deduction for fees, expenses or taxes)	10.66%	8.22%	9.15%
S&P MidCap 400/Citigroup Growth Index(2) (reflects no deduction for fees, expenses or taxes)	5.81%	7.72%	12.68%

(1)  The date of inception for Class Y shares is 10/15/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

LARGE CAP CORE FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	12.88%	6.54%	5.31%
Return After Taxes on Distributions	11.92%	5.99%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	9.12%	5.50%	4.22%
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	15.80%	6.19%	2.22%
Russell 1000® Index(2) (reflects no deduction for fees, expenses or taxes)	15.46%	6.82%	2.78%

(1)  The date of inception for Class Y shares is 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

89 The Funds

LARGE CAP GROWTH FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	4.99%	-0.66%	-8.70%
Return After Taxes on Distributions	4.99%	-0.66%	-8.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	-0.56%	-7.05%
Russell 1000® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	9.07%	2.69%	-4.85%

(1)  The SEC declared the Fund effective on 12/30/99.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

MID CAP VALUE FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares
Return Before Taxes	12.69%	11.59%	15.01%
Return After Taxes on Distributions	10.39%	10.33%	13.05%
Return After Taxes on Distributions and Sale of Fund Shares	10.41%	9.72%	12.31%
S&P MidCap 400/Citigroup Value Index(2)
(reflects no deduction for fees, expenses, or taxes)	14.62%	13.88%	13.37%
Russell Midcap® Value Index(2)
(reflects no deduction for fees, expenses, or taxes)	20.22%	15.88%	11.82%

(1)  The date of inception for Class Y shares is 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.'

90 The Funds

VALUE OPPORTUNITIES FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	29.41%	29.32%
Return After Taxes on Distributions	28.00%	27.91%
Return After Taxes on Distributions and Sales of Fund Shares	19.11%	24.11%
Russell 2500® Value Index(2) (reflects no deduction for fees, expenses or taxes)	20.18%	20.12%
Russell 2500® Index(2) (reflects no deduction for fees, expenses or taxes)	16.16%	16.12%

(1)  The SEC declared the Fund effective on 12/20/05. Performance for the class began on 12/30/05.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

INTERNATIONAL CORE EQUITY FUND

Average Annual Total Returns Through December 31, 2006
Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	24.03%	18.66%
Return After Taxes on Distributions	21.82%	17.54%
Return After Taxes on Distributions and Sale of Fund Shares	16.11%	15.62%
MSCI EAFE® Index ("With Gross Dividends")(2) (reflects no deduction for fees, expenses or taxes)	26.86%	20.41%
MSCI EAFE® Index ("With Net Dividends")(2)(3) (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	26.34%	19.93%

(1)  The SEC declared the Fund effective on 12/31/03.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3)  The MSCI EAFE® Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI EAFE® Index.

91 The Funds

INTERNATIONAL OPPORTUNITIES FUND

Average Annual Total Returns Through December 31, 2006

Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	29.13%	17.13%	6.31%
Return After Taxes on Distributions	28.96%	16.82%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	18.93%	14.90%	5.17%
S&P/Citigroup Extended Market World ex-U.S. Index(3) (reflects no deduction for fees, expenses, or taxes)	29.42%	23.73%	13.13	%(2)

(1)  The date of inception for Class Y shares is 12/30/97.

(2)  Represents total return for the period 12/31/97 – 12/31/06, to correspond with Class Y period shown.

(3)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

AMERICA'S VALUE FUND

Average Annual Total Returns Through December 31, 2006

Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	15.19%	9.71%	9.69%
Return After Taxes on Distributions	13.34%	8.56%	8.54%
Return After Taxes on Distributions and Sales of Fund Shares	10.37%	7.79%	7.77%
S&P 500® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	6.01%
65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index(2) (reflects no deduction for fees, expenses, or taxes)	18.57%	10.86%	10.81%

(1)  The SEC declared the Fund effective on 12/27/01 for Class Y shares.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

92 The Funds

HIGH YIELD FUND

Average Annual Total Returns Through December 31, 2006

Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares Return Before Taxes	10.32%	8.73%	6.09%
Return After Taxes on Distributions	7.57%	5.60%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares	6.61%	5.55%	2.96%
Credit Suisse First Boston High Yield Index(2)(3) (reflects no deduction for fees, expenses, or taxes)	11.92%	11.07%	7.04	%(4)
Merrill Lynch High Yield Master II Index(2)(3) (reflects no deduction for fees, expenses, or taxes)	11.77%	9.86%	6.04	%(4)
Merrill Lynch High Yield Master II Constrained Index(2)(3) (reflects no deduction for fees, expenses, or taxes)	10.76%	9.95%	6.07	%(4)

(1)  The Class Y shares were first offered on 5/3/99.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index and the Merrill Lynch High Yield Master II Index from the 2008 prospectus.

(4)  Represents total returns for the period 4/30/99 – 12/31/06, to correspond with the Class Y period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

93 The Funds

LIMITED DURATION FUND

Average Annual Total Returns Through December 31, 2006

Share Class	1 Year	Life of Fund(1)
Class Y Shares Return Before Taxes	3.90%	2.39%
Return After Taxes on Distributions	2.35%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	1.18%
Lehman Brothers Intermediate Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.84%	2.39%

(1)  The date of inception of Class Y shares is 10/19/04.

(2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

TOTAL RETURN FUND

Average Annual Total Returns Through December 31, 2006

Share Class	1 Year	5 Years	Life of Fund(1)
Class Y Shares
Return Before Taxes	4.63%	5.28%	6.16%
Return After Taxes on Distributions	2.92%	3.46%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	3.44%	3.96%
Lehman Brothers U.S. Aggregate Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	5.52	%(3)
Lehman Brothers U.S. Universal Index(2)
(reflects no deduction for fees, expenses, or taxes)	4.97%	5.64%	5.87	%(3)

(1)  The date of inception of Class Y shares is 12/14/98.

(2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3)  Represents total returns for the period 12/31/98 – 12/31/06, to correspond with the Class Y period shown.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

94 The Funds

PURCHASES

Class Y Shares. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor LLC determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Pricing of Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

The Funds' NAV is calculated based upon the NAVs of the underlying funds in which the Funds invest. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so.

In calculating the NAV for the Funds and the underlying funds, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

95 Your Investment

principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities held by the Funds and the underlying funds for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price or the security is relatively illiquid. Each Fund and underlying fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

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Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV of a Fund or an Underlying Fund is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Funds are designed for long-term investors and are not intended to serve as vehicles for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Funds, raise their expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. A Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce a Fund's investment return.

To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Funds. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as

97 Your Investment

"price arbitrage"). The Funds have adopted fair value procedures that allow each Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Your Investment – Purchases – Pricing of Shares" above.

The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Funds' policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Funds. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause a Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Funds may modify their frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program ("wrap program"); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to a Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund,

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts ("IRAs").
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth and Education IRAs
• Simple IRAs, SEP IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans

99 Your Investment

exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Funds and their shareholders, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain

100 Your Investment

other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of a Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the

101 Your Investment

investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Funds and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Who May Invest? Class Y shares are currently available in connection with: (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor LLC specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

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How Much Must You Invest? You may buy Fund shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the relevant Fund (P.O. Box 219366, Kansas City, MO 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

Important Information about Procedures for Opening a New Account Required by the USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Funds to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you – when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Funds reserve the right to reject purchase orders or

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account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Buying Shares Through Your Dealer. Orders for shares received by the Funds prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 888-666-0022, Institutional Trading Department, to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the relevant Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the relevant Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

Redemptions of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

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By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the relevant Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

•  a redemption check payable to anyone other than the shareholder(s) of record,

•  a redemption check to be mailed to an address other than the address of record,

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President
[Date]

105 Your Investment

•  a redemption check payable to a bank other than the bank we have on file, or

•  a redemption for $50,000 or more.

By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Department (minimum wire: $1,000). Your wire redemption request must be received by the Funds before the close of the NYSE for money to be wired on the next business day.

Redemptions in Kind. A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The Income Strategy Fund, Balanced Strategy Fund, and High Yield Fund expect to pay you dividends from their net investment income monthly. Convertible Fund and World Growth & Income Strategy Fund expect to pay you dividends from their net investment income quarterly. Core Fixed Income Fund, Total Return Fund, Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. The Diversified Equity Strategy Fund expects to pay you dividends from its net investment income annually. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.

A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of

106 Your Investment

investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

We offer the following shareholder services:

Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to

Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interests of the Funds and their shareholders. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

107 Your Investment

certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett, Lord Abbett Distributor and a Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

108 Your Investment

Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make

109 Your Investment

payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select a Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett

110 Your Investment

determines that a Dealer can provide a Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of a Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute a Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on each Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the

111 Your Investment

Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Funds to the transfer agent, which would otherwise provide these services.

Your Investment112

Income Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$14.95	$15.00
Investment operations:
Net investment income(b)	.85	.15
Net realized and unrealized gain	.61	.01
Total from investment operations	1.46	.16
Distributions to shareholders from:
Net investment income	(.78)	(.21)
Net asset value, end of period	$15.63	$14.95
Total Return(c)	10.06%	1.07	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00%	.00	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.01%	.01	%†(e)
Expenses, excluding expense reductions and expenses assumed and waived	.54%	7.31	%†(e)
Net investment income	5.58%	3.88	%†(e)
Supplemental Data:
Net assets, end of period (000)	$39	$1
Portfolio turnover rate	.00%	.05	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

†  The ratios have been determined on a Fund basis.

(a)  Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is on July 1, 2005.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Annualized.

113 Financial Information

Balanced Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30		10/20/2004(a) to
Per Share Operating Performance	2006	2005	11/30/2004
Net asset value, beginning of period	$11.54	$11.53	$11.01
Investment operations:
Net investment income(b)	.41	.38	.14
Net realized and unrealized gain	.97	.13	.41
Total from investment operations	1.38	.51	.55
Distributions to shareholders from:
Net investment income	(.44)	(.40)	(.03)
Net realized gain	(.34)	(.10)	—
Total distributions	(.78)	(.50)	(.03)
Net asset value, end of period	$12.14	$11.54	$11.53
Total Return(c)	12.49%	4.57%	4.95	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00%	.00%	.00	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.00%	.00	%(d)
Expenses, excluding expense reductions and expenses assumed and waived	.29%	.30%	.05	%(d)
Net investment income	3.57%	3.32%	1.23	%(d)
Supplemental Data:
Net assets, end of period (000)	$739	$531	$441
Portfolio turnover rate	.00%	.00%	.00	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

(a)  Commencement of offering of class shares.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

114 Financial Information

Diversified Equity Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
Per Share Operating Performance	6/29/2006(a) to 11/30/2006
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income(b)	.04
Net realized and unrealized gain	1.47
Total from investment operations	1.51
Net asset value, end of period	$16.51
Total Return(c)	10.07	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00	%(d)(e)
Expenses, excluding expense reductions and including expenses assumed and waived	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed and waived	2.79	%(f)
Net investment income	.64	%(f)
Supplemental Data:
Net assets, end of period (000)	$167
Portfolio turnover rate	.00	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

(a)  Commencement of investment operations and SEC effective date is June 29, 2006; date shares became available to the public is on June 30, 2006.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Amount is less than 0.01%.

(f)  Annualized.

115 Financial Information

World Growth & Income Strategy Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
Per Share Operating Performance	Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Net asset value, beginning of period	$15.64	$15.00
Investment operations:
Net investment income(b)	.34	.07
Net realized and unrealized gain	1.69	.62
Total from investment operations	2.03	.69
Distributions to shareholders from:
Net investment income	(.24)	(.05)
Net asset value, end of period	$17.43	$15.64
Total Return(c)	13.09%	4.63	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00%	.00	%(d)(e)
Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.01%†(f)(e)
Expenses, excluding expense reductions and expenses assumed and waived	.34%	2.15	%†(f)
Net investment income	2.08%	1.15	%†(f)
Supplemental Data:
Net assets, end of period (000)	$1,068	$778
Portfolio turnover rate	.00%	.06	%(d)

*  Does not include expenses of the Underlying Funds in which the Fund invests.

†  The ratios have been determined on a Fund basis.

(a)  Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is on July 1, 2005.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Amount is less than 0.01%.

(f)  Annualized.

116 Financial Information

Convertible Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30			6/23/2003(a) to
Per Share Operating Performance	2006	2005	2004	11/30/2003
Net asset value, beginning of period	$11.67	$11.27	$10.79	$10.00
Unrealized depreciation on investments				(.02)
Net asset value on SEC Effective Date, June 30, 2003				$9.98
Investment operations:
Net investment income(b)	.08	.04	.06	.02
Net realized and unrealized gain	1.05	.67	.72	.81
Total from investment operations	1.13	.71	.78	.83
Distributions to shareholders from:
Net investment income	(.28)	(.31)	(.27)	(.02)
Net realized gain	—	—	(.03)	—
Total distributions	(.28)	(.31)	(.30)	(.02)
Net asset value, end of period	$12.52	$11.67	$11.27	$10.79
Total Return(c)				(.20	)%(d)(e)
Total Return(c)	9.81%	6.45%	7.36%	8.32	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.92%	.93%	.93%	.41	%(d)†
Expenses, excluding expense reductions and including expenses assumed	.92%	.93%	.93%	.41	%(d)†
Expenses, excluding expense reductions and expenses assumed	.92%	.93%	.99%	1.02	%(d)†
Net investment income	.69%	.37%	.55%	.65	%(d)†

117 Financial Information

Convertible Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Year Ended 11/30			6/23/2003(a) to
Supplemental Data:	2006	2005	2004	11/30/2003
Net assets, end of period (000)	$104,856	$54,514	$13,874	$1,035
Portfolio turnover rate	104.11%	78.26%	80.60%	44.97	%(d)

†  The ratios have been determined on a Fund basis.

(a)  Commencement of investment operations; SEC effective date and date shares first became available to the public is on 6/30/2003.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Total return for the period 6/23/2003 through 6/30/2003.

(f)  Total return for the period 6/30/2003 through 11/30/2003.

118 Financial Information

Core Fixed Income Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.48	$10.68	$10.82		$10.75		$10.80
Investment operations:
Net investment income(a)	.49 (c)	.42 (c)	.39	(c)	.32		.49
Net realized and unrealized gain (loss)	.10	(.16)	.05		.24		.22
Total from investment operations	.59	.26	.44		.56		.71
Distributions to shareholders from:
Net investment income	(.49)	(.45)	(.43)		(.42)		(.56)
Net realized gain	—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.49)	(.46)	(.58)		(.49)		(.76)
Net asset value, end of year	$10.58	$10.48	$10.68		$10.82		$10.75
Total Return(b)	5.85%	2.46%	4.20%		5.28%		6.96%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.55%	.55%	.63	%(d)	.65	%(d)	.37	%(d)
Expenses, excluding expense reductions and including expenses assumed	.58%	.57%	.63%		.65%		.41%
Expenses, excluding expense reductions and expenses assumed	.99%	.95%	1.14%		.92%		1.12%
Net investment income	4.70%	3.89%	3.66%		2.79	%†	4.39%

119 Financial Information

Core Fixed Income Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Year Ended 11/30
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$614	$521	$445	$2	$8,376
Portfolio turnover rate	455.93%	416.16%	434.57%	425.46%	433.27%

†  The ratios have been determined on a Fund basis.

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest Expense is less than $.01.

(d)  Interest Expense is less than .01%.

120 Financial Information

High Yield Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$8.00	$8.37	$8.11	$7.30	$8.21
Investment operations:
Net investment income(a)	.55	.55 (c)	.61	.65	.69
Net realized and unrealized gain (loss)	.19	(.36)	.28	.81	(.80)
Total from investment operations	.74	.19	.89	1.46	(.11)
Distributions to shareholders from:
Net investment income	(.58)	(.56)	(.63)	(.65)	(.75)
Paid-in capital	—	—	—	—	(.05)
Net realized gain	(.05)	—	—	—	—
Total distributions	(.63)	(.56)	(.63)	(.65)	(.80)
Net asset value, end of year	$8.11	$8.00	$8.37	$8.11	$7.30
Total Return(b)	9.73%	2.28%	11.50%	20.99%	(1.30)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.88%	.88%	.84%	.83%	.85%
Expenses, excluding expense reductions	.88%	.88%	.84%	.83%	.85%
Net investment income	6.93%	6.72%	7.54%	8.43%	9.45%
Supplemental Data:
Net assets, end of year (000)	$26,108	$15,426	$4,830	$2,376	$1,308
Portfolio turnover rate	108.90%	122.46%	119.55%	72.69%	68.70%

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest expense is less than $.01.

121 Financial Information

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30			10/20/2004(a) to
Per Share Operating Performance	2006	2005		11/30/2004
Net asset value, beginning of period	$4.29	$4.41		$4.44
Investment operations:
Net investment income(b)	.18 (d)	.14	(d)	.01	(d)
Net realized and unrealized gain (loss)	.01	(.09)		(.02)
Total from investment operations	.19	.05		(.01)
Distributions to shareholders from:
Net investment income	(.18)	(.17)		(.02)
Net asset value, end of period	$4.30	$4.29		$4.41
Total Return(c)	4.63%	1.26%		(.24	)%(e)
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.55%	.55	%(f)	.10	%(f)(e)
Expenses, excluding expense reductions and including expenses assumed	.57%	.55%		.10	%(e)
Expenses, excluding expense reductions and expenses assumed	.75%	.71%		.10	%(e)
Net investment income	4.15%	3.24%		.32	%(e)

122 Financial Information

Limited Duration U.S. Government & Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Year Ended 11/30		10/20/2004(a) to
Supplemental Data:	2006	2005	11/30/2004
Net assets, end of period (000)	$474	$356	$295
Portfolio turnover rate	304.77%	295.07%	314.39	%(e)

(a)  Commencement of offering of class shares.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Interest expense is less than $.01.

(e)  Not annualized.

(f)  Interest expense is less than .01%.

123 Financial Information

Total Return Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30
Per Share Operating Performance	2006	2005	2004		2003		2002
Net asset value, beginning of year	$10.34	$10.57	$10.66		$10.46		$10.47
Investment operations:
Net investment income(a)	.48 (c)	.42 (c)	.37	(c)	.34		.49
Net realized and unrealized gain (loss)	.13	(.14)	.11		.31		.17
Total from investment operations	.61	.28	.48		.65		.66
Distributions to shareholders from:
Net investment income	(.49)	(.45)	(.42)		(.45)		(.57)
Net realized gain	—	(.06)	(.15)		—		(.10)
Total distributions	(.49)	(.51)	(.57)		(.45)		(.67)
Net asset value, end of year	$10.46	$10.34	$10.57		$10.66		$10.46
Total Return(b)	6.05%	2.74%	4.64%		6.30%		6.58%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.55%	.55%	.65	%(d)	.65	%(d)	.34	%(d)
Expenses, excluding expense reductions and including expenses assumed	.58%	.57%	.65%		.65%		.34%
Expenses, excluding expense reductions and expenses assumed	.81%	.84%	.90%		.90%		1.01%
Net investment income	4.70%	3.99%	3.47%		3.18%		4.67%

124 Financial Information

Total Return Fund

FINANCIAL HIGHLIGHTS (Concluded)

	Year Ended 11/30
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$294,912	$186,322	$75,801	$37,561	$16,169
Portfolio turnover rate	468.89%	420.64%	390.93%	394.73%	419.92%

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest expense is less than $.01.

(d)  Interest expense is less than .01%.

125 Financial Information

U.S. Government & Government Sponsored Enterprises Fund

FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class Y Shares
	Year Ended 11/30		10/20/2004(a) to
Per Share Operating Performance	2006	2005	11/30/2004
Net asset value, beginning of period	$2.56	$2.60	$2.63
Investment operations:
Net investment income(b)	.12 (d)	.10 (d)	.01	(d)
Net realized and unrealized gain (loss)	.02	(.03)	(.03)
Total from investment operations	.14	.07	(.02)
Distributions to shareholders from:
Net investment income	(.12)	(.11)	(.01)
Net asset value, end of period	$2.58	$2.56	$2.60
Total Return(c)	5.55%	2.56%	(.69	)%(e)
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.65%	.65%	.09	%(f)(e)
Expenses, excluding expense reductions and including expenses assumed	.69%	.67%	.09	%(e)
Expenses, excluding expense reductions and expenses assumed	.75%	.71%	.09	%(e)
Net investment income	4.67%	3.88%	.42	%(e)
Supplemental Data:
Net assets, end of period (000)	$794	$1,227	$1,245
Portfolio turnover rate	499.81%	485.03%	671.60	%(e)

(a)  Commencement of offering of class shares.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Interest expense is less than $.01.

(e)  Not annualized.

(f)  Interest expense is less than .01%.

126 Financial Information

To Obtain Information:

By telephone. For shareholder account inquiries call the Funds at: 800-821-5129. For literature requests call the Funds at: 800-874-3733.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

  Lord Abbett Mutual Fund shares
  are distributed by:

  LORD ABBETT DISTRIBUTOR LLC

  90 Hudson Street
  Jersey City, New Jersey 07302-3973

Additional Information

More information on each Fund is available free upon request, including the following:

Annual/Semiannual Report

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available, free of charge, at www.LordAbbett.com, and through other means, as indicated on the left.

Statement of Additional Information ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means as indicated on the left.

Lord Abbett Investment Trust –
    Lord Abbett Income Strategy Fund
    Lord Abbett Balanced Strategy Fund
    Lord Abbett Diversified Equity Strategy Fund
    Lord Abbett World Growth & Income Strategy Fund
    Lord Abbett Convertible Fund
    Lord Abbett Core Fixed Income Fund
    Lord Abbett High Yield Fund
    Lord Abbett Limited Duration U.S. Government &
      Government Sponsored Enterprises Fund
    Lord Abbett Total Return Fund
    Lord Abbett U.S. Government & Government
      Sponsored Enterprises Fund

LAIT-Y-1
(4/07)

SEC File Number: 811-07988

LORD ABBETT
Statement of Additional Information	April 1, 2007

LORD ABBETT INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Strategy Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett World Growth & Income Strategy Fund

(Class A, B, C, and P Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for the Lord Abbett Investment Trust — Lord Abbett Balanced Strategy Fund (the “Balanced Strategy Fund”), Lord Abbett Convertible Fund (the “Convertible Fund”), Lord Abbett Core Fixed Income Fund (the “Core Fixed Income Fund”), Lord Abbett Diversified Equity Strategy Fund (the “Diversified Equity Strategy Fund”), Lord Abbett High Yield Fund (the “High Yield Fund”), Lord Abbett Income Strategy Fund (the “Income Strategy Fund”), Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Limited Duration Fund”), Lord Abbett Total Return Fund (the “Total Return Fund”), Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the “U.S. Government Fund”), and Lord Abbett World Growth & Income Strategy Fund (“World Growth & Income Strategy Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated April 1, 2007.  The Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund are sometimes referred to as the “Strategic Allocation Funds.”

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 800-874-3733.  In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS

1.	Fund History	2
2.	Investment Policies	2
3.	Management of the Funds	17
4.	Control Persons and Principal Holders of Securities	23
5.	Investment Advisory and Other Services	28
6.	Brokerage Allocations and Other Practices	35
7.	Classes of Shares	37
8.	Purchases, Redemptions, Pricing, and Payments to Dealers	42
9.	Taxation of the Funds	47
10.	Underwriter	49
11.	Financial Statements	49
	Appendix A. Fund Portfolio Information Recipients	50
	Appendix B. Proxy Voting Policies and Procedures	57
	Appendix C. Corporate Bond Ratings	61

1

1.

Fund History

Lord Abbett Investment Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized.  The Trust has ten funds or series, each of which is described in this SAI: Balanced Strategy Fund, Convertible Fund, Core Fixed Income Fund, Diversified Equity Strategy Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, Total Return Fund, U.S. Government Fund, and World Growth & Income Strategy Fund.  The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).  Each Fund offers four classes of shares in this SAI (A, B, C, and P).  Class P shares of the Limited Duration Fund and U.S. Government Fund are neither offered to the general public nor available in all states.  Class Y shares of each Fund are offered in a separate SAI.

Lord Abbett Balanced Strategy Fund was formerly known as Balanced Series and changed its name effective July 1, 2005.  Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund was formerly known as Limited Duration U.S. Government Securities Series and changed its name effective October 1, 2003. Lord Abbett U.S. Government & Government Sponsored Enterprises Fund was formerly known as U.S. Government Securities Series and changed its name effective October 1, 2003.

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares, (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund’s outstanding shares, (as defined in the Act).

Each Fund may not:

(1)          borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

(2)          pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);

(3)          engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)          make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)          buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)          with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Strategic Allocation Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

2

(7)          with respect to Balanced Strategy Fund, Convertible Fund, Diversified Equity Strategy Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, U.S. Government Fund, and World Growth & Income Strategy Fund invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

(8)          with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below);

(9)          issue senior securities to the extent such issuance would violate applicable law; or

(10)    with respect to the U.S. Government Fund only, invest in securities other than U.S. Government securities, as described in the Prospectus.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Each Fund may not:

(1)                      make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)                      invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”)  determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)                      invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)                      invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)                      invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)                      write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Fund’s Prospectus and SAI, as they may be amended from time to time;

(7)                      buy from or sell to any of the Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than shares of the Trust; or

(8)                      with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

3

Portfolio Turnover Rate.  For the fiscal years ended November 30, 2006 and 2005, the portfolio turnover rates for each Fund were as follows:

Fund	2006	2005
Balanced Strategy Fund	0.00%	0.00%
Convertible Fund	104.11%	78.26%
Core Fixed Income Fund	455.93%	416.16%
Diversified Income Strategy Fund	0.00%*	N/A
High Yield Fund	108.90%	122.46%
Income Strategy Fund	0.00%	0.05%**
Limited DurationFund	304.77%	295.07%
Total Return Fund	468.89%	420.64%
U.S. Government Fund	499.81%	485.03%
World Growth & Income Strategy Fund	0.00%	0.06%**

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

Additional Information on Portfolio Risks, Investments and Techniques.  The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.  In the case of the Strategic Allocation Funds, references to each “Fund” or the “Funds” refer to all or certain of the underlying funds.

Average Duration.  The Limited Duration Fund maintains its average dollar weighted portfolio duration to a range of one to four years.  However, many of the securities in which the Fund invests will have remaining durations in excess of four years.  The U.S. Government Fund expects to maintain its average duration between three and eight years. The Core Fixed Income Fund and Total Return Fund will maintain a duration within two years of the bond market’s duration as measured by the Lehman Brothers Aggregate Bond Index.  Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate.  This periodic interest rate adjustment tends to lessen the volatility of the security’s price.  With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities.  Certain of the Strategic Allocation Funds’ underlying funds, as well as Convertible Fund and High Yield Fund may, invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

4

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions.  The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset.  However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss.  The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Depositary Receipts.  Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Equity Securities. Certain of the Strategic Allocation Funds’ underlying funds may invest in equity securities in accordance with their investment objectives and policies. The Convertible Fund and High Yield Fund each may invest up to 20% of their assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type, represent an ownership interest in a company.  The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Options.  Certain of the Strategic Allocation Funds’ underlying funds, the High Yield Fund, and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase.  The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

5

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

Forward Foreign Currency Exchange Transactions.  Certain of the Strategic Allocation Funds’ underlying funds and the Total Return Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.  The Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets, may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The

6

projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Securities. Certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund, Core Fixed Income Fund, High Yield Fund, and Total Return Fund may invest in foreign securities in accordance with their investment objectives and policies. Any percentage limitation does not include American Depositary Receipts (“ADRs”).  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.  In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets.  The risks of investing in foreign markets are generally more severe in emerging markets.

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The Convertible Fund, High Yield Fund, Total Return Fund, and Core Fixed Income Fund may invest up to 20%, 20%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

Futures Contracts and Options on Futures Contracts.  The Funds may engage in futures and options on futures transactions in accordance with their investment objective and policies.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a Commodity Futures Trading Commission ─ regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

•      While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•      Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•      The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•      Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•      As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•      Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•      The counterparty to an OTC contract may fail to perform its obligations under the contract.

High-Yield or Lower-Rated Debt Securities.  The Funds may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                  have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•                  tend to be less sensitive to interest rate changes; and

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•                  pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.  Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  Each Fund (other than the Strategic Allocation Funds, each a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund and U.S. Government Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Listed Options on Securities.  Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies.  A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.  Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.  During the period of the option, a Fund forgoes the

9

opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium).  Each Fund may also enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.  A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.  Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund’s portfolio securities, the Fund may incur losses.  The use of options can also increase a Fund’s transaction costs.

Mortgage-Related and Other Asset-Backed Securities.  In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in

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addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds’ investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Funds may enter into TBA sale commitments to sell mortgage backed securities that a Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent

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deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds’ valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  Each Fund may invest up to 5% of its net assets in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce a Fund’s performance or increase volatility include:  (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Preferred Stock, Warrants, and Rights. In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund and High Yield Fund may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of

12

the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro- rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities.  Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received.  Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Short Sales.  Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.  Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities. In accordance with their investment objective and policies, certain of the Strategic Allocation Funds’ underlying funds, Core Fixed Income Fund, High Yield Fund and Total Return Fund may invest up to 5% of their net assets in structured securities.  Structured securities are a type of derivative security whose value is determined by

13

reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  A Fund could lose more than the principal amount invested.

Swap and Similar Transactions.  Certain underlying funds of the Strategic Allocation Funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices.  The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, the Funds may also be required to pay an amount equal to that decline in value to their counterparty.  The Funds may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but they would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these

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transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.  However, a Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide.  Conversely, the Funds require their counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.

Temporary Defensive Investments.  As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position.  These securities include:

•       U.S. Government Securities

•       Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•       Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•       Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•       Repurchase agreements

U.S. Government Securities.  Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in

15

order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities.  At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide the Funds’ portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.LordAbbett.com or otherwise.  The exceptions are as follows:

1.               The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.               The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period; and

3.               The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings. In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.  Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence

16

of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware.  The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  As discussed in the Funds’ Semiannual Report to Shareholders, the Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1989; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

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William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).

Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

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Officers

None of the officers listed below have received compensation from the Trust.  All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner, Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; Financial Industry Consultant for venture capitalist (2001 – 2003).

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Ellen G. Itskovitz (1957)	Vice President	Elected in 2002	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald Lanzotti (1967)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1996.

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Robert A. Lee (1969)	Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1997.

Charles P. Massare (1948)	Vice President	Elected in 2005	Partner and Director of Quantitative Research & Risk Management, joined Lord Abbett in 1998.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee and the Contracts Committee.

The Audit Committee is composed wholly of Trustees who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis.  The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Trustees who are not “interested persons” of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Trustees: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Trustees who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met three times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Trustee.  A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not “interested persons” of the Funds.  The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

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Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for Independent Trustees.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

	For the Fiscal Year Ended	For Year Ended December 31, 2006
	November 30, 2006 Aggregate	Total Compensation Paid by the Trust and
Name of Trustee	Compensation Accrued by the Trust(1)	Thirteen Other Lord Abbett-Sponsored Funds(2)
E. Thayer Bigelow	$10,140	$201,877
William H.T. Bush	$9,469	$187,877
Robert B. Calhoun, Jr.	$10,595	$209,877
Julie A. Hill	$9,898	$191,877
Franklin W. Hobbs	$9,669	$191,877
C. Alan MacDonald*	$3,209	$41,585
Thomas J. Neff	$9,353	$185,877
James L.L. Tullis**	$6,867	$152,748

* Mr. MacDonald retired effective March 31, 2006.

** Mr. Tullis became a Trustee of the Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

(1).       Independent Trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund.  A portion of the fees payable by the Trust to its Independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees.  In addition, $25,000 of each Trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.  Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,305, $2,303, $10,595, $3,613, $9,669, $612, $9,353, and $3,714, respectively.

(2).       The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2006.  The amounts shown include deferred compensation to the Trustees deemed invested in fund shares.  The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds

Name of Trustee	Balanced Strategy Fund	Convertible Fund	Core Fixed Income Fund
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000
William H. T. Bush	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$10,001-$50,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$10,001-$50,000	$1-$10,000	$1-$10,000
C. Alan MacDonald**	$1-$10,000	$1-$10,000	$1-$10,000
Thomas J. Neff	$10,001-$50,000	$1-$10,000	$1-$10,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	$1-$10,000

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Dollar Range of Equity Securities in the Funds

Name of Trustee	Diversified Equity Strategy Fund	High Yield Fund	Income Strategy Fund	Limited Duration Fund
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
E. Thayer Bigelow	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
William H. T. Bush	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
C. Alan MacDonald**	N/A	$1-$10,000	$1-$10,000	$1-$10,000
Thomas J. Neff	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis***	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000

Dollar Range of Equity Securities in the Funds

Name of Trustee	Total Return Fund	U.S. Government Fund	World Growth & Income Strategy Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
E. Thayer Bigelow	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
William H. T. Bush	$1-$10,000	$10,001-$50,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$1-$10,000	$50,001-$100,000	$1-$10,000	Over $100,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Franklin W. Hobbs	$1-$10,000	$10,001-$50,000	$1-$10,000	Over $100,000
C. Alan MacDonald**	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
Thomas J. Neff	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000

*Ms. Foster became Director of the Fund as of September 14, 2006.

**Mr. MacDonald retired effective March 31, 2006.

***Mr. Tullis became a Director of the Fund and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing.  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of

22

the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to the Lord Abbett -sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.LordAbbett.com.

4.

Control Persons and Principal Holders of Securities

As of March 6, 2007, each Fund’s officers and trustees, as a group, owned the following percentages of certain classes of the Funds:

Convertible Fund	Class A	2.56%
Core Fixed Income Fund	Class A	4.64%
Diversified Equity Strategy	Class A	11.23%
Income Strategy Fund	Class A	5.33%
Limited Duration Fund	Class A	3.08%
World Growth & Income Strategy Fund	Class A	1.09%

Other than the classes listed above, each Fund’s officers and trustees as group, owned less than 1% of a class of each Fund’s outstanding shares. As of March 6, 2007, to the best of our knowledge, the following were record holders of 5% or more of the Funds’ outstanding shares:

Balanced Strategy Fund
Edward Jones & Co.	Class A	74.29%
Shareholder Accounting	Class B	37.87%
201 Progress Pkwy	Class C	6.53%
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class B	6.63%
333 West 34th Street- 3rd Floor	Class C	15.03%
New York, NY 10001

MLPF&S for the Sole Benefit	Class B	11.39%
of its Customers	Class C	29.44%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

GPC Agent for MFS Heritage Trust Co.	Class P	8.83%
P.O. Box 79377
Atlanta, GA 30357-7377

Master Molded Products Corp.	Class P	8.46%
1000 Davis Rd.
Elgin, IL 60123-1383

Counsel Trust DBA Mid-Atlantic Trust	Class P	18.62%
100 Furniture Pkwy
Norwalk, OH 44857-9587

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Convertible Fund
Edward Jones & Co.	Class A	16.70%
Shareholder Accounting	Class B	8.48%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class A	15.99%
of its Customers	Class B	33.18%
4800 Deer Lake Dr. E FL 3	Class C	47.04%
Jacksonville, FL 32246-6484	Class P	48.31%

Prudential Investment Management	Class A	14.27%
Service for the Benefit of
Mutual Fund Clients
100 Mulberry St 3 Gateway Ctr F 11
Newark, NJ 07102

Citigroup Global Markets Inc.	Class A	5.76%
333 West 34th Street- 3rd Floor	Class B	10.12%
New York, NY 10001	Class C	14.85%

Morgan Stanley DW	Class C	7.96%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311-3907

SEI Private Trust Co.	Class P	10.47%
One Freedom Valley Dr.
Oaks, PA 19456

Lord Abbett & Co. LLC	Class P	5.64%
90 Hudson Street
Jersey City, NJ 07302-3900

Linda Blastow Tr.	Class P	34.84%
805 S. Wheatley St. STE 600
Ridgeland, MS 39157-5005

Core Fixed Income Fund
Edward Jones & Co.	Class A	54.60%
Shareholder Accounting	Class B	13.81%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class B	19.47%
of its Customers	Class C	22.02%
4800 Deer Lake Dr. E FL 3	Class P	81.59%
Jacksonville, FL 32246-6484

MCBTrust Services TR	Class P	9.42%
Mechanical Contractors Assoc
700 17th Street Ste 300
Denver, CO 80202-3531

24

High Yield Fund
Edward Jones & Co.	Class A	49.41%
Shareholder Accounting	Class B	24.81%
201 Progress Pkwy	Class C	7.05%
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class A	7.78%
of its Customers	Class B	13.15%
4800 Deer Lake Dr. E FL 3	Class C	27.51%
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.	Class B	13.17%
333 West 34th Street- 3rd Floor	Class C	15.24%
New York, NY 10001

Wilmington Trust Company	Class P	72.97%
1100 N. Market St.
Wilmington, DE 19801-1243

GPC Agent for MFS Heritage Trust	Class P	12.84%
P.O. Box 79377
Atlanta, GA 30357-7377

Reliance Trust Co. Cust.	Class P	5.64%
P.O. Box 48529
Atlanta, GA 30362-1529

Income Strategy Fund
Edward Jones & Co.	Class A	52.11%
Shareholder Accounting	Class B	29.04%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class A	7.06%
of its Customers	Class B	18.33%
4800 Deer Lake Dr. E FL 3	Class C	33.64%
Jacksonville, FL 32246-6484

Lord Abbett & Co. LLC	Class P	20.25%
90 Hudson Street
Jersey City, NJ 07302

MG Trust Co.	Class P	78.85%
700 17th St. STE 300
Denver, CO 80202-3531

Limited Duration Fund
Edward Jones & Co.	Class A	21.19%
Shareholder Accounting	Class B	8.28%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class A	7.10%
of its Customers	Class B	34.13%
4800 Deer Lake Dr. E FL 3	Class C	41.26%
Jacksonville, FL 32246-6484

25

PIMS/Prudential Retirement	Class A	5.89%
The City of Seattle Voluntary
710 Second Avenue, 12th Floor
Seattle, WA 98104

Citigroup Global Markets Inc.	Class B	9.37%
333 West 34th Street – 3rd Floor	Class C	11.81%
New York, NY 10001-2402

Total Return Fund
Edward Jones & Co.	Class A	36.66%
Shareholder Accounting	Class B	18.39%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class A	9.14%
of its Customers	Class B	20.96%
4800 Deer Lake Dr. E FL 3	Class C	42.81%
Jacksonville, FL 32246-6484	Class P	44.28%

Citigroup Global Markets, Inc.	Class C	9.60%
333 West 34th St- 3rd Fl
New York, NY 10001

Hartford Life Separate Account 401	Class P	10.08%
401(k) Plan
PO Box 2999
Hartford, CT 06104

Capital Bank & Trust Co	Class P	20.13%
8515 E Orchard Rd # 2T2
Greenwood VLG, CO 80111

Reliance Trust Co	Class P	5.97%
PO Box 48529
Atlanta, GA 30362

DWS Trust Co.	Class P	5.96%
P.O. Box 1757
Salem, NH 03079-1143

US Government Fund
Edward Jones & Co.	Class A	16.19%
201 Progress Pkwy	Class B	9.46%
Maryland Hts, MO 63043-3009	Class C	7.63%

Citigroup Global Markets, Inc.	Class A	7.06%
333 West 34th St- 3rd Fl	Class B	7.84%
New York, NY 10001

MLPF&S for the Sole Benefit	Class B	21.49%
of its Customers	Class C	33.36%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

26

World Growth & Income Strategy Fund
Edward Jones & Co.	Class A	69.59%
201 Progress Pkwy	Class B	41.05%
Maryland Hts, MO 63043-3009

MLPF&S for the Sole Benefit	Class B	7.65%
of its Customers	Class C	18.38%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.	Class C	5.59%
333 W. 34th St.
New York, NY 10001-2402

MG Trust Co. Agent Tr.	Class P	95.49%
P.O. Box 10699
Fargo, ND 58106-0699

Diversified Equity Strategy Fund
Edward Jones & Co.	Class A	51.13%
201 Progress Pkwy	Class B	19.72%
Maryland Hts, MO 63043-3009	Class C	6.95%

MLPF&S for the Sole Benefit	Class A	7.01%
of its Customers	Class B	7.26%
4800 Deer Lake Dr. E. FL. 3	Class C	18.30%
Jacksonville, FL 32246-6484

The Dow Foundation	Class A	11.23%
2719 Main St.
Lawrenceville, NJ 08648-101 4

MG Trust Co.	Class P	97.69%
700 17th St. STE 300
Denver, CO 80202-3531

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.  As of March 6, 2007 to the best of our knowledge, the following record holder held 25% or more the Funds’ outstanding shares:

Edward Jones & Co.	Balanced Strategy Fund	61.07%
201 Progress Pkwy	Core Fixed Income Fund	32.17%
Maryland Hts, MO 63043-3009	Diversified Equity Strategy Fund	35.85%
	High Yield Fund	26.41%
	Income Strategy Fund	38.22%
	World Growth & Income Strategy Fund	53.73%

Lord Abbett Balanced Strategy Fund	Total Return Fund	30.22%
90 Hudson St.
Jersey City, NJ 07302

27

5.
Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Funds’ investment adviser.  The following partners of Lord Abbett are also officers of the Funds:  Joan A. Binstock, Robert I. Gerber, Michael S. Goldstein, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Charles Massare, Jr., A. Edward Oberhaus, III, Walter H. Prahl, Harold Sharon, and Christopher J. Towle.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers of the Fund and Trustees of the Trust. The other partners of Lord Abbett are: Robert Ball, Bruce Bartlett, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Milton Ezrati, Robert P. Fetch, Daniel H. Frascarelli, Kenneth Fuller, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda Hughes, Richard Larsen, Gregory M. Macosko, Thomas Malone, Vincent McBride, Paul McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month.  These management fees are allocated among the separate classes based on each Fund’s average daily net assets.  The annual rates for each Fund are calculated as follows:

For allocating the Balanced Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the Convertible Fund the management fee is calculated at the following rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on average daily net assets over $2 billion.

For the Core Fixed Income Fund and the Total Return Fund the management fees are calculated at the following rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on each Fund’s average daily net assets over $2 billion.

For allocating the Diversified Equity Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the High Yield Fund the management fee is calculated at the following rates:

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on average daily net assets over $2 billion.

For allocating the Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the Limited Duration Fund the management fee is calculated at the following rates:

0.40% on the first $1 billion of average daily net assets;

0.35% on the next $1 billion of average daily net assets; and

0.30% on average daily net assets over $2 billion.

For the U.S. Government Fund the management fee is calculated at the following rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on average daily net assets over $3 billion.

For allocating the World Growth & Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

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The management fees payable, waived and collected by Lord Abbett for the fiscal years ending November 30, to Lord Abbett for each Fund were as follows:

2006

Fund	Amount Payable		Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$1,190,955		$1,190,955	+	$0
Convertible Fund	$1,839,580		$0		$1,839,580
Core Fixed Income Fund	$410,030		$0		$410,030
Diversified Equity Strategy Fund	$1,716	*	$1,716	*+	$0
High Yield Fund	$1,160,889		$0		$1,160,889
Income Strategy Fund	$27,566		$27,566	+	$0
Limited Duration Fund	$522,244		$0		$522,244
Total Return Fund	$2,385,895		$0		$2,385,895
U.S. Government Fund	$3,552,248		$0		$3,552,248
World Growth & Income Strategy Fund	$137,088		$137,088	+	$0

2005

Fund	Amount Payable		Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$992,918		$992,918	+	$0
Convertible Fund	$1,494,109		$0		$1,494,109
Core Fixed Income Fund	$338,717		$0		$338,717
High Yield Fund	$1,224,047		$0		$1,224,047
Income Strategy Fund	$1,259	**	$1,259	**+	$0
Limited Duration Fund	$585,178		$0		$585,178
Total Return Fund	$1,386,311		$0		$1,386,311
U.S. Government Fund	$4,340,797		$0		$4,340,797
World Growth & Income Strategy Fund	$4,762	**	$4,762	**+	$0

2004

Fund	Amount Payable	Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$1,957,214	$1,957,214	++	$0
Convertible Fund	$957,431	$0		$957,431
Core Fixed Income Fund	$339,433	$0		$339,433
High Yield Fund	$1,249,615	$0		$1,249,615
Limited Duration Fund	$853,826	$0		$853,826
Total Return Fund	$929,580	$0		$929,580
U.S. Government Fund	$5,035,358	$0		$5,035,358

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

+ These are contractual waivers.

++ This is a voluntary waiver.

For the fiscal year ended November 30, 2004, Lord Abbett voluntarily reimbursed expenses to the extent necessary to maintain Convertible Fund’s total operating expenses for Class A shares at 1.30%, for Class B shares at 1.95%, for Class C shares at 1.95% and for Class P shares at 1.40% of the average daily net assets of such class.  For the fiscal year ended November 30, 2004, the reimbursement amounted to $99,003. Lord Abbett discontinued this voluntary expense reimbursement.

Lord Abbett voluntarily waived its entire management fee for the Balanced Strategy Fund for the fiscal year ended November 30, 2004, and contractually waived its fee for the fiscal years ended 2005 and 2006. For the fiscal periods ended November 30, 2005 and 2006, Lord Abbett contractually waived its management fee for the Income Strategy Fund

29

and the World Growth & Income Strategy Fund. For the fiscal period ended November 30, 2006, Lord Abbett contractually waived its management fee for the Diversified Equity Strategy Fund.  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee for the Balanced Strategy Fund, Income Strategy Fund, World Growth & Income Strategy Fund and Diversified Equity Strategy Fund.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of each of the Balanced Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 0.98% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B and C shares, and 1.08% of average daily net assets for Class P shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Diversified Equity Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.51% of average daily net assets for Class A shares, 2.16% of average daily net assets for Class B and C shares, and 1.61% of average daily net assets for Class P shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Income Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.19% of average daily net assets for Class A shares, 1.84% of average daily net assets for Class B and C shares, and 1.29% of average daily net assets for Class P shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the World Growth & Income Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.49% of average daily net assets for Class A shares, 2.14% of average daily net assets for Class B and C shares, and 1.59% of average daily net assets for Class P shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Core Fixed Income Fund, Limited Duration Fund, and Total Return Fund’s expenses so that the Total Annual Operating Expenses for each Fund do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, and 1.00% of average daily net assets for Class P shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the U.S. Government Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.00% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class B and C shares, and 1.10% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund, which do not pay such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets

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The administrative services fees paid to Lord Abbett for the Funds for the fiscal years ended November 30 were as follows:

Fund	2006		2005		2004
Balanced Strategy Fund	$0	*	$0	*	$56,264	**
Convertible Fund	$105,119		$85,378		$54,710
Core Fixed Income Fund	$36,447		$30,386		$27,155
Diversified Equity Strategy Fund	$0	*+	N/A		N/A
High Yield Fund	$77,393		$81,603		$83,308
Income Strategy Fund	$0	*	$0	*++	N/A
Limited Duration Fund	$52,224		$58,518		$68,306
Total Return Fund	$212,079		$123,228		$74,366
U.S. Government Fund	$284,180		$347,263		$402,829
World Growth & Income Strategy Fund	$0	*	$0	*++	N/A

* Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund do not pay the Administrative Services Fee.

**Effective March 1, 2004, Balanced Strategy Fund no longer pays the Administrative Services Fee.

+6/29/06 (commencement of operations) through 11/30/06.

++ 6/29/05 (commencement of operations) through 11/30/05.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Strategic Allocation Funds’ assets in the underlying funds. The Asset Allocation Committee consists of Robert I. Gerber, Christopher J. Towle, Harold E. Sharon, and Charles Massare, who are all primarily and jointly responsible for day-to-day management of the Funds.

Christopher J. Towle heads the team of the Convertible Fund and the other senior member is Maren Lindstrom. Mr. Towle and Ms. Lindstrom are primarily and jointly responsible for the day-to-day management of the Fund.

Robert I. Gerber heads the team of the Core Fixed Income Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund, and the other senior members are Walter H. Prahl and Robert A. Lee. Mr. Gerber is primarily responsible for the day-to-day management of the Funds.

Christopher J. Towle heads the team of the High Yield Fund and the other senior member is Michael S. Goldstein.  Mr. Towle and Mr.Goldstein are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of November 30, 2006: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

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Other Accounts Managed(1) (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Strategy Fund	Robert I. Gerber	13 / $2,723.8	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $12,992.6	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $1,837.4	0 / $0.0	102 / $16.7
	Charles Massare	4 / $612.3	0 / $0.0	0 / $0.0

Convertible Fund	Christopher J. Towle	14 / $13,998.0	3 / $1,163.2	4,345 / $2,209.1
	Maren Lindstrom	0 / $0.0	0 / $0.0	4,343 / $2,183.8

Core Fixed Income Fund	Robert I. Gerber	13 / $3,914.4	0 / $0.0	13,046 / $5,678.3

Diversified Equity Strategy Fund	Robert I. Gerber	13 / $4,003.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,271.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,116.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,891.6	0 / $0.0	0 / $0.0

High Yield Fund	Christopher J. Towle	14 / $14,086.0	3 / $1,163.2	4,345 / $2,209.1
	Michael Goldstein	0 / $0.0	2 / $782.9	2 / $25.2

Income Strategy Fund	Robert I. Gerber	13 / $3,969.6	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,238.4	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,083.2	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,858.1	0 / $0.0	0 / $0.0

Limited Duration Fund	Robert I. Gerber	13 / $3,893.0	0 / $0.0	13,046 / $5,678.3

Total Return Fund	Robert I. Gerber	13 / $3,304.7	0 / $0.0	13,046 / $5,678.3

U.S. Government Fund	Robert I. Gerber	13 / $3,348.8	0 / $0.0	13,046 / $5,678.3

World Growth & Income Strategy Fund	Robert I. Gerber	13 / $3,793.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,061.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $2,906.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,681.6	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

32

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions.  The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2006.  This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

33

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Balanced Strategy Fund	Robert I. Gerber				X
	Christopher J. Towle			X
	Harold E. Sharon	X
	Charles Massare	X

Convertible Fund	Christopher J. Towle			X
	Maren Lindstrom				X

Core Fixed Income Fund	Robert I. Gerber				X

Diversified Equity Strategy Fund	Robert I. Gerber	X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X

High Yield Fund	Christopher J. Towle			X
	Michael Goldstein				X

Income Strategy Fund	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare	X

Limited Duration Fund	Robert I. Gerber			X

Total Return Fund	Robert I. Gerber				X

US Government Fund	Robert I. Gerber			X

World Growth & Income Strategy Fund	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X

34

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity.  Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

6.
Brokerage Allocations and Other Practices

For Equity Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts – investment companies and other investment clients – managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds’ brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

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While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.  Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap programs”).  When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time.  Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

For Fixed Income Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.  Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities.  Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

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Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time.  Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant.  Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price.  Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio.  In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The total brokerage commissions on transactions of securities paid to independent broker dealers are as follows for the past three fiscal years:

Fund	2006		2005		2004
Balanced Strategy Fund	$0		$0		$0
Convertible Fund	$64,833		$87,983		$74,575
Core Fixed Income Fund	$0		$284		$583
Diversified Equity Strategy Fund	$0	*	N/A		N/A
High Yield Fund	$8,267		$5,598		$7,264
Income Strategy Fund	$0		$0	**	N/A
Limited Duration Fund	$0		$0		$0
Total Return Fund	$92		$956		$1,842
U.S. Government Fund	$0		$4,228		$7,588
World Growth & Income Strategy Fund	$0		$0	**	N/A

*6/29/06 (commencement of operations) through 11/30/06

** 6/29/05 (commencement of operations) through 11/30/05

7.
Classes of Shares

Each Fund offers investors different classes of shares in this SAI.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.  Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

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The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act.  Under the Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund’s outstanding shares and entitled to vote at the meeting.

Shareholder Liability.  Delaware law provides that the Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations.  The courts of some states, however, may decline to apply Delaware law on this point.  The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust.  The Declaration provides for indemnification out of the Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.  In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

Class A Shares.  If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.”   If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you bought them, you may pay a contingent deferred sales charge (“CDSC”) of 1%.

Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor.  That CDSC varies depending on how long you own shares.  Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares.  The CDSC and the Rule 12b-1 plan are described in the Funds’ Prospectus.

Conversions of Class B Shares.  The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law.  If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan are described in the Funds’ Prospectus.

Class P Shares.  If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily net asset value of the Class P shares.  The Rule 12b-1 plan is described in each Fund’s Prospectus.  Class P

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shares are available to a limited number of investors.

Rule 12b-1 Plan

Class A, B, C, and P.  Each Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Fund classes offered in this SAI (the “Plan”). The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors.  The Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs.  In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each class and its shareholders.  The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case.  The Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds.  These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities.  Lord Abbett Distributor also uses amounts received under the Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended November 30, 2006 were:

Fund	Class A Shares	Class B Shares	Class C Shares	Class P Shares
Balanced Strategy Fund	$3,296,155	$1,103,916	$1,363,628	$13,348
Convertible Fund	$356,491	$171,995	$684,039	$2,783
Core Fixed Income Fund	$181,989	$138,863	$236,216	$4,827
Diversified Equity Strategy Fund*	$4,985	$986	$1,709	$9
High Yield Fund	$358,907	$375,381	$310,945	$213
Income Strategy Fund	$67,012	$16,576	$67,490	$4
Limited Duration Fund	$286,005	$69,810	$416,374	$0
Total Return Fund	$720,848	$343,451	$426,364	$30,447
U.S. Government Fund	$2,150,261	$373,562	$571,383	$0
World Growth & Income Strategy Fund	$351,075	$102,175	$256,480	$44

*6/29/06 (commencement of operations) through 11/30/06.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the Outside Trustees.   As long as the Plan is in effect, the selection or nomination of Outside Trustees is committed to the discretion of the Outside Trustees.

One Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plan. Mr. Neff, an Independent Trustee of the Trust, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the Plan of the Trust and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2006, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $417,006 from all of the Lord Abbett-sponsored funds in the aggregate.

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Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.  The Plan terminates automatically if it is assigned.  In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Trustees or by vote of a majority of the outstanding voting securities of such class.

Contingent Deferred Sales Charges.  A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.  In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.  In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares.  As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months from the end of the month in which the original sale occurred.

Class B Shares.  As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Funds (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds.  The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on	Contingent Deferred Sales Charge
Which the Purchase Order was Accepted	on Redemptions (As% of Amount Subject to Charge)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares.  As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

General.  The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

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With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.  With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or Class C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose?  Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser.  A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time.  The most important factors are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund.  We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return).  Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase.  The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different.  The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid.  Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

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Investing for the Short Term.  If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000 for the Balanced Strategy Fund, Income Strategy Fund, Diversified Equity Strategy Fund and World Growth & Income Strategy Fund, and $100,000 for the Convertible Fund, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become.  This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases.  You should discuss this with your financial advisor.

Investing for the Longer Term.   If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000/$100,000.  If you plan to invest more than $50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You?  Some account features are available in whole or in part to Class A, Class B, and Class C shareholders.  Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year).  See “Systematic Withdrawal Plan” under “Services For Fund Investors” in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

How Do Payments Affect My Broker?  A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class.  As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares.  It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares.  The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

8.
Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Purchases” and “Redemptions”. The Trust’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Purchases” for more information.

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Under normal circumstances, we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if, that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange.  If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

Net Asset Value Purchases of Class A Shares.  As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances:  (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called “mutual fund wrap account programs”), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund’s Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client’s account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or (k) purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or Class C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may on behalf of the investor or reimburse the investor for such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Our Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents.  Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

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Exchanges.  The Prospectus briefly describes the Telephone Exchange Privilege.  You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“GSMMF”), or (iii) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF”, to the extent offers and sales may be made in your state.  You should read the prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund’s shares.  Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE.  No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund).  Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized.  In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange.  The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing.  We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.   We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

“Eligible Funds” are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. (“LASF”).  The exchange privilege will not be available with respect to any otherwise “Eligible Funds” the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which the Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the “Non-12b-1 Funds”) have instituted a CDSC for each class on the same terms and conditions.  No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF.  Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares.  Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered (“Exchanged Shares”) are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF (“Acquired Shares”).  Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares.  Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares.  Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF.  Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

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Letter of Intention.  Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund.  Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed.  The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation.  As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser’s holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission (“SEC”) deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move.  Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund.  The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21.  You should read the prospectus of the other fund before investing.

Invest-A-Matic.  The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus.  To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan.  The Systematic Withdrawal Plan (“SWP”) also is described in the Prospectus.  You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares.  Lord Abbett prototype retirement plans have no such minimum.  With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established.  For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.  Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation.  With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase.  The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.  Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.  Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.  The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans.  The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.  Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans.  The forms name State Street Bank &

45

Trust Company as custodian and contain specific information about the plans excluding 401(k) plans.  Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents.  Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor.  A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order.  The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee.  A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

A.G. Edwards & Sons, Inc .

B.C. Ziegler and Company

Bodell Overcash Anderson & Co., Inc.

Cadaret, Grant & Co., Inc.

Citigroup Global Markets, Inc.

Edward D. Jones & Co., L.P.

Family Investors Company

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

James I. Black & Co.

Linsco/Private Ledger Corp.

Mass Mutual Life Investors Services, Inc.

McDonald Investments Inc.

Merrill Lynch Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MetLife Securities, Inc.

Morgan Stanley DW, Inc.

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

Piper Jaffray & Co.

Protective Life Insurance Company

RBC Dain Rauscher

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

The Travelers Insurance Company

The Travelers Life and Annuity Company

UBS Financial Services Inc.

Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an Independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2006, Hewitt Associates LLC received recordkeeping payments totaling approximately $516,651 from all of the Lord Abbett-sponsored Funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

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9.
Taxation of the Funds

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the “Code”).  Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.  If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction.  The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

47

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as “capital gain dividends” received with respect to such shares.  Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities.  Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund.  Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts).  The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

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Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.
Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust’s principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

	Year Ended November 30,
	2006	2005	2004
Gross sales charge	$13,236,488	$13,228,197	$12,333,509
Amount allowed to dealers	$11,101,372	$11,075,486	$10,343,114
Net commissions received by Lord Abbett Distributor	$2,135,116	$2,152,711	$1,990,395

In addition, Lord Abbett Distributor, as the Trust’s principal underwriter, received the following compensation for the fiscal year ended November 30, 2006:

			Brokerage
	Compensation		Commissions
	on Redemption		in Connection	Other
	and Repurchase		with Fund Transactions	Compensation
Class A	$0		$0	$2,315,862
Class B	$0		$0	$892	*
Class C	$0	*	$0	$8,249	*
Class P	$0		$0	$5,459.57

*Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

11.
Financial Statements

The financial statements incorporated herein by reference from the Lord Abbett Investment Trust’s 2006 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies — Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Arnerich Massena & Associates, Inc.	Monthly	Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
BilkeyKatz Investment Consultants	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly

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	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates		Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Evaluations Associates, Inc.	Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments International	Monthly	Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly

51

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
ING	Monthly	Monthly
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Irish Life International Multi-Managers Ltd.	Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Consulting	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly

52

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Monthly	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly

53

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
Planco		Monthly
PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Prime, Buchholz & Associates, Inc.	Monthly	Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Monthly
RBC Dain Rauscher		Monthly
Reuters, Ltd.	Monthly	Monthly
Robert W. Baird, Inc.	Monthly	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Monthly	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Monthly	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly

54

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Wainwright Investment Counsel	Monthly
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wurts & Associates	Monthly	Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

*The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

55

APPENDIX B

November 8, 2005

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm’s Managing Member and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

56

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld.  These actions include:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)                                      Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis.  We use ISS for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

57

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case by case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range

58

corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

59

Appendix C

Corporate Bond Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR

Withdrawn

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LAIT-13

LORD ABBETT
Statement of Additional Information	April 1, 2007

LORD ABBETT INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Strategy Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett World Growth & Income Strategy Fund

(Class Y Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ  07302-3973.  This SAI relates to, and should be read in conjunction with, the Prospectuses for the Class Y shares of Lord Abbett Investment Trust – Lord Abbett Balanced Strategy Fund (the “Balanced Strategy Fund”), Lord Abbett Convertible Fund (the “Convertible Fund”), Lord Abbett Core Fixed Income Fund (the “Core Fixed Income Fund”), Lord Abbett Diversified Equity Strategy Fund (the “Diversified Equity Strategy Fund”), Lord Abbett High Yield Fund (the “High Yield Fund”), Lord Abbett Income Strategy Fund (the “Income Strategy Fund”), Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, (the “Limited Duration Fund”), Lord Abbett Total Return Fund (the “Total Return Fund”), Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the “U.S. Government Fund”), and Lord Abbett World Growth & Income Strategy Fund (“World Growth & Income Strategy Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated April 1, 2007.  The Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund are sometimes referred to as the “Strategic Allocation Funds.”

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 800-874-3733.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Investment Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized.  The Trust has ten funds or series, each of which is described in this SAI: Balanced Strategy Fund, Convertible Fund, Core Fixed Income Fund, Diversified Equity Strategy Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, Total Return Fund, U.S. Government Fund, and World Growth & Income Strategy Fund.  The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”). Each Fund has five classes of shares (A, B, C, P and Y), but only Class Y shares are offered in this SAI.

Lord Abbett Balanced Strategy Fund was formerly known as Balanced Series and changed its name effective July 1, 2005.  Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund was formerly known as Limited Duration U.S. Government Securities Series and changed its name effective October 1, 2003. Lord Abbett U.S. Government & Government Sponsored Enterprises Fund was formerly known as U.S. Government Securities Series and changed its name effective October 1, 2003.

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares, (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund’s outstanding shares, (as defined in the Act).

Each Fund may not:

(1)          borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

(2)          pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);

(3)          engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)          make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)          buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)          with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Strategic Allocation Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

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(7)          with respect to Balanced Strategy Fund, Convertible Fund, Diversified Equity Strategy Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, U.S. Government Fund, and World Growth & Income Strategy Fund invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

(8)          with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below);

(9)          issue senior securities to the extent such issuance would violate applicable law; or

(10)    with respect to the U.S. Government Fund only, invest in securities other than U.S. Government securities, as described in the Prospectus.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Each Fund may not:

(1)                      make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)                      invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”)  determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)                      invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)                      invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)                      invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)                      write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Fund’s Prospectus and SAI, as they may be amended from time to time;

(7)                      buy from or sell to any of the Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than shares of the Trust; or

(8)                      with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

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Portfolio Turnover Rate.  For the fiscal years ended November 30, 2006 and 2005, the portfolio turnover rates for each Fund were as follows:

Fund	2006	2005
Balanced Strategy Fund	0.00%	0.00%
Convertible Fund	104.11%	78.26%
Core Fixed Income Fund	455.93%	416.16%
Diversified Income Strategy Fund	0.00%*	N/A
High Yield Fund	108.90%	122.46%
Income Strategy Fund	0.00%	0.05%**
Limited Duration Fund	304.77%	295.07%
Total Return Fund	468.89%	420.64%
U.S. Government Fund	499.81%	485.03%
World Growth & Income Strategy Fund	0.00%	0.06%**

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

Additional Information on Portfolio Risks, Investments and Techniques.  The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.  In the case of the Strategic Allocation Funds, references to each “Fund” or the “Funds” refer to all or certain of the underlying funds.

Average Duration. The Limited Duration Fund maintains its average dollar weighted portfolio duration to a range of one to four years.  However, many of the securities in which the Fund invests will have remaining durations in excess of four years.  The U.S. Government Fund expects to maintain its average duration between three and eight years. The Core Fixed Income Fund and Total Return Fund will maintain a duration within two years of the bond market’s duration as measured by the Lehman Brothers Aggregate Bond Index.  Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate.  This periodic interest rate adjustment tends to lessen the volatility of the security’s price.  With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities.  Certain of the Strategic Allocation Funds’ underlying funds, as well as Convertible Fund and High Yield Fund may, invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

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Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions.  The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset.  However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss.  The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Depositary Receipts.  Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Equity Securities. Certain of the Strategic Allocation Funds’ underlying funds may invest in equity securities in accordance with their investment objectives and policies. The Convertible Fund and High Yield Fund each may invest up to 20% of their assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type, represent an ownership interest in a company.  The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Options.  Certain of the Strategic Allocation Funds’ underlying funds, the High Yield Fund, and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase.  The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

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There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

Forward Foreign Currency Exchange Transactions.  Certain of the Strategic Allocation Funds’ underlying funds and the Total Return Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.  The Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets, may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the

6

portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Securities. Certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund, Core Fixed Income Fund, High Yield Fund, and Total Return Fund may invest in foreign securities in accordance with their investment objectives and policies. Any percentage limitation does not include American Depositary Receipts (“ADRs”).  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.  In addition, a Fund may invest in less

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developed countries, sometimes referred to as emerging markets.  The risks of investing in foreign markets are generally more severe in emerging markets.

The Convertible Fund, High Yield Fund, Total Return Fund, and Core Fixed Income Fund may invest up to 20%, 20%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

Futures Contracts and Options on Futures Contracts.  The Funds may engage in futures and options on futures transactions in accordance with their investment objective and policies.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a Commodity Futures Trading Commission ─ regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

•      While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•      Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•      The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•      Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•      As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•      Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•      The counterparty to an OTC contract may fail to perform its obligations under the contract.

High-Yield or Lower-Rated Debt Securities.  The Funds may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                  have a higher risk of default and their prices can be much more volatile due to lower liquidity;

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•                  tend to be less sensitive to interest rate changes; and

•                  pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.  Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  Each Fund (other than the Strategic Allocation Funds, each a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund and U.S. Government Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Listed Options on Securities.  Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies.  A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.  Each Fund may write covered call options that are traded on a

9

national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.  During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium).  Each Fund may also enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.  A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.  Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund’s portfolio securities, the Fund may incur losses.  The use of options can also increase a Fund’s transaction costs.

Mortgage-Related and Other Asset-Backed Securities.  In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds’ investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

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To Be Announced “TBA” Sale Commitments. The Funds may enter into TBA sale commitments to sell mortgage backed securities that a Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds’ valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  Each Fund may invest up to 5% of its net assets in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce a Fund’s performance or increase volatility include:  (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Preferred Stock, Warrants, and Rights. In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund and High Yield Fund may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock

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may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro- rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities.  Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received.  Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Short Sales.  Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.  Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

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Structured Securities. In accordance with their investment objective and policies, certain of the Strategic Allocation Funds’ underlying funds, Core Fixed Income Fund, High Yield Fund and Total Return Fund may invest up to 5% of their net assets in structured securities.  Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  A Fund could lose more than the principal amount invested.

Swap and Similar Transactions.  Certain underlying funds of the Strategic Allocation Funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices.  The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, the Funds may also be required to pay an amount equal to that decline in value to their counterparty.  The Funds may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but they would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

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The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.  However, a Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide.  Conversely, the Funds require their counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.

Temporary Defensive Investments.  As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position.  These securities include:

•       U.S. Government Securities

•       Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•       Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•       Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•       Repurchase agreements

U.S. Government Securities.  Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous

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price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities.  At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide the Funds’ portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.LordAbbett.com or otherwise.  The exceptions are as follows:

1.               The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.               The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period; and

3.               The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings. In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds,

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Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.  Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware.  The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  As discussed in the Funds’ Semiannual Report to Shareholders, the Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1989; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

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Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).

Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

Currently serves as director of Molson Coors Brewing Company.

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Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Officers

None of the officers listed below have received compensation from the Trust.  All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner, Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; Financial Industry Consultant for venture capitalist (2001 – 2003).

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

19

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Ellen G. Itskovitz (1957)	Vice President	Elected in 2002	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald Lanzotti (1967)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1996.

Robert A. Lee (1969)	Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1997.

Charles P. Massare (1948)	Vice President	Elected in 2005	Partner and Director of Quantitative Research & Risk Management, joined Lord Abbett in 1998.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee and the Contracts Committee.

The Audit Committee is composed wholly of Trustees who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis.  The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Trustees who are not “interested persons” of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Trustees: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

20

The Nominating and Governance Committee is composed of all the Trustees who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met three times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Trustee.  A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not “interested persons” of the Funds.  The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for Independent Trustees.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

	For the Fiscal Year Ended	For Year Ended December 31, 2006
	November 30, 2006 Aggregate	Total Compensation Paid by the Trust and
Name of Trustee	Compensation Accrued by the Trust(1)	Thirteen Other Lord Abbett-Sponsored Funds(2)
E. Thayer Bigelow	$10,140	$201,877
William H.T. Bush	$9,469	$187,877
Robert B. Calhoun, Jr.	$10,595	$209,877
Julie A. Hill	$9,898	$191,877
Franklin W. Hobbs	$9,669	$191,877
C. Alan MacDonald*	$3,209	$41,585
Thomas J. Neff	$9,353	$185,877
James L.L. Tullis**	$6,867	$152,748

* Mr. MacDonald retired effective March 31, 2006.

** Mr. Tullis became a Trustee of the Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

1.               Independent Trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund.  A portion of the fees payable by the Trust to its Independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees.  In addition, $25,000 of each Trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.  Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,305, $2,303, $10,595, $3,613, $9,669, $612, $9,353, and $3,714, respectively.

2.               The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

21

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2006.  The amounts shown include deferred compensation to the Trustees deemed invested in fund shares.  The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds

Name of Trustee	Balanced Strategy Fund	Convertible Fund	Core Fixed Income Fund

Robert S. Dow	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000
William H. T. Bush	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$10,001-$50,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$10,001-$50,000	$1-$10,000	$1-$10,000
C. Alan MacDonald**	$1-$10,000	$1-$10,000	$1-$10,000
Thomas J. Neff	$10,001-$50,000	$1-$10,000	$1-$10,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	$1-$10,000

Dollar Range of Equity Securities in the Funds

Name of Trustee	Diversified Equity Strategy Fund	High Yield Fund	Income Strategy Fund	Limited Duration Fund

Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
E. Thayer Bigelow	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
William H. T. Bush	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
C. Alan MacDonald**	N/A	$1-$10,000	$1-$10,000	$1-$10,000
Thomas J. Neff	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis***	$1 - $10,000	$1-$10,000	$1-$10,000	$1-$10,000

22

Dollar Range of Equity Securities in the Funds

Name of Trustee	Total Return Fund	U.S. Government Fund	World Growth & Income Strategy Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
E. Thayer Bigelow	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
William H. T. Bush	$1-$10,000	$10,001-$50,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$1-$10,000	$50,001-$100,000	$1-$10,000	Over $100,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Franklin W. Hobbs	$1-$10,000	$10,001-$50,000	$1-$10,000	Over $100,000
C. Alan MacDonald**	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
Thomas J. Neff	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000

*Ms. Foster became Director of the Fund as of September 14, 2006.

**Mr. MacDonald retired effective March 31, 2006.

***Mr. Tullis became a Director of the Fund and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust’s  Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing.  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to the Lord Abbett -sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.LordAbbett.com.

4.

Control Persons and Principal Holders of Securities

As of March 6, 2007, each Fund’s officers and trustees, as a group, owned the following percentages of Class Y shares of the certain Funds:

23

Balanced Strategy Fund	Class Y	45.68%
Core Fixed Income Fund	Class Y	46.85%
Diversified Equity Strategy	Class Y	6.95%
High Yield Fund	Class Y	1.73%
Limited Duration Fund	Class Y	74.10%
US Government Fund	Class Y	41.50%
World Growth & Income Strategy Fund	Class Y	1.22%

Other than the classes listed above, each Fund’s officers and trustees as group, owned less than 1% of each Fund’s outstanding Class Y shares. As of March 6, 2007, to the best of our knowledge, the following were record holders of 5% or more of the Funds’ outstanding Class Y shares:

Balanced Strategy Fund

Lord Abbett Profit Sharing Plan	Class Y	8.19%
Daria L. Foster
90 Hudson Street
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan	Class Y	10.21%
Linda L. Hom
90 Hudson Street
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan	Class Y	42.63%
Robert Dow
90 Hudson Street
Jersey City, NJ 07302-3900

Convertible Fund

PFPC Wrap Services	Class Y	15.41%
760 Moore Rd
King of Prussia, PA 19406

KPMG Peat Marwick Pension Plan	Class Y	10.22%
3 Chestnut Ridge Rd
Montvale, NJ 07645

Independence Trust Company	Class Y	13.18%
P.O. Box 682188
Franklin, TN 37068-2188

SEI Private Trust Co.	Class Y	23.14%
1 Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Co.	Class Y	11.33%
One Freedom Valley Drive
Oaks, PA 19456

Core Fixed Income Fund

Lord Abbett Profit Sharing Plan	Class Y	7.38%
Richard D. Smola
90 Hudson Street
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan	Class Y	42.03%

24

Robert Dow
90 Hudson Street
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan	Class Y	5.77%
Luca Morosanu
90 Hudson Street
Jersey City, NJ 07302-3900

High Yield Fund

Lord Abbett Income Strategy Fund	Class Y	69.86%
90 Hudson Street
Jersey City, NJ 07302

NFS LLC FEBO FIIOC	Class Y	13.46%
100 Magellan Way KW1C
Covington, KY 41015

UMBSC & Co.	Class Y	11.51%
PO Box 419260
Kansas City, MO	64141

Income Strategy Fund

Lord Abbett Profit Sharing Plan	Class Y	37.01%
Daria L. Foster
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	32.82%
William Jeremiah Delaney
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	6.51%
Manuel Ojeda
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	5.26%
Maria Lopez
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	8.08%
Naimish Shah
90 Hudson Street
Jersey City, NJ 07302-3900

Limited Duration

Lord Abbett Profit Sharing Plan	Class Y	6.20%
Ernesto E. Gordon
90 Hudson Street
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan	Class Y	17.73%
Robert Lee
90 Hudson Street
Jersey City, NJ 07302

25

Lord Abbett Profit Sharing Plan	Class Y	55.48%
Robert Dow
90 Hudson Street
Jersey City, NJ 07302-3900

Total Return Fund

Lord Abbett World Growth &	Class Y	19.48%
Income Strategy Fund
90 Hudson Street
Jersey City, NJ 07302

Lord Abbett Balanced Series	Class Y	73.85%
90 Hudson Street
Jersey City, NJ 07302

US Government Fund

Lord Abbett Profit Sharing Plan	Class Y	38.30%
Robert Dow
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	21.07%
Pedro Rei
90 Hudson Street
Jersey City, NJ 07302-3900

World Growth & Income Strategy Fund

Lord Abbett Profit Sharing Plan	Class Y	89.35%
Patrick J. Browne
90 Hudson Street
Jersey City, NJ 07302

Diversified Equity Strategy Fund

Lord Abbett Profit Sharing Plan	Class Y	34.14%
Daria L. Foster
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	11.46%
Benjamin Siu
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	6.95%
Charles Massare
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	18.60%
Amy Shapiro
90 Hudson Street
Jersey City, NJ 07302-3900

Lord Abbett Profit Sharing Plan	Class Y	5.46%
James Armstrong

26

90 Hudson Street
Jersey City, NJ 07302-3900

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.  As of March 6, 2007 to the best of our knowledge, the following record holder held 25% or more the Funds’ outstanding shares:

Edward Jones & Co.	Balanced Strategy Fund		61.07%
201 Progress Pkwy	Core Fixed Income Fund		32.17%
Maryland Hts, MO 63043-3009	Diversified Equity Strategy Fund	35.85%
	High Yield Fund	26.41%
	Income Strategy Fund	38.22%
	World Growth & Income Strategy Fund	53.73%

Lord Abbett Balanced Strategy Fund	Total Return Fund	30.22%
90 Hudson St.
Jersey City, NJ 07302

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Funds’ investment adviser.  The following partners of Lord Abbett are also officers of the Funds:  Joan A. Binstock, Robert I. Gerber, Michael S. Goldstein, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Charles Massare, Jr., A. Edward Oberhaus, III, Walter H. Prahl, Harold Sharon, and Christopher J. Towle.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers of the Fund and Trustees of the Trust. The other partners of Lord Abbett are: Robert Ball, Bruce Bartlett, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Milton Ezrati, Robert P. Fetch, Daniel H. Frascarelli, Kenneth Fuller, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda Hughes, Richard Larsen, Gregory M. Macosko, Thomas Malone, Vincent McBride, Paul McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month.  These management fees are allocated among the separate classes based on each Fund’s average daily net assets.  The annual rates for each Fund are calculated as follows:

For allocating the Balanced Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the Convertible Fund the management fee is calculated at the following rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on average daily net assets over $2 billion.

For the Core Fixed Income Fund and the Total Return Fund the management fees are calculated at the following rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on each Fund’s average daily net assets over $2 billion.

For allocating the Diversified Equity Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the High Yield Fund the management fee is calculated at the following rates:

27

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on average daily net assets over $2 billion.

For allocating the Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the Limited Duration Fund the management fee is calculated at the following rates:

0.40% on the first $1 billion of average daily net assets;

0.35% on the next $1 billion of average daily net assets; and

0.30% on average daily net assets over $2 billion.

For the U.S. Government Fund the management fee is calculated at the following rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on average daily net assets over $3 billion.

For allocating the World Growth & Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

The management fees payable, waived and collected by Lord Abbett for the fiscal years ending November 30, to Lord Abbett for each Fund were as follows:

2006

Fund	Amount Payable		Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$1,190,955		$1,190,955+		$0
Convertible Fund	$1,839,580		$0		$1,839,580
Core Fixed Income Fund	$410,030		$0		$410,030
Diversified Equity Strategy Fund	$1,716	*	$1,716	*+	$0
High Yield Fund	$1,160,889		$0		$1,160,889
Income Strategy Fund	$27,566		$27,566+		$0
Limited Duration Fund	$522,244		$0		$522,244
Total Return Fund	$2,385,895		$0		$2,385,895
U.S. Government Fund	$3,552,248		$0		$3,552,248
World Growth & Income Strategy Fund	$137,088		$137,088	+	$0

2005

Fund	Amount Payable		Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$992,918		$992,918+		$0
Convertible Fund	$1,494,109		$0		$1,494,109
Core Fixed Income Fund	$338,717		$0		$338,717
High Yield Fund	$1,224,047		$0		$1,224,047
Income Strategy Fund	$1,259	**	$1,259	**+	$0
Limited Duration Fund	$585,178		$0		$585,178
Total Return Fund	$1,386,311		$0		$1,386,311
U.S. Government Fund	$4,340,797		$0		$4,340,797
World Growth & Income Strategy Fund	$4,762	**	$4,762	**+	$0

28

2004

Fund	Amount Payable	Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$1,957,214	$1,957,214	++	$0
Convertible Fund	$957,431	$0		$957,431
Core Fixed Income Fund	$339,433	$0		$339,433
High Yield Fund	$1,249,615	$0		$1,249,615
Limited Duration Fund	$853,826	$0		$853,826
Total Return Fund	$929,580	$0		$929,580
U.S. Government Fund	$5,035,358	$0		$5,035,358

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

+ These are contractual waivers.

++ This is a voluntary waiver.

For the fiscal year ended November 30, 2004, Lord Abbett voluntarily reimbursed expenses to the extent necessary to maintain Convertible Fund’s total operating expenses for Class Y shares at 0.95% of the average daily net assets of such class.  For the fiscal year ended November 30, 2004, the reimbursement amounted to $99,003.  Lord Abbett discontinued this voluntary expense reimbursement.

Lord Abbett voluntarily waived its entire management fee for the Balanced Strategy Fund for the fiscal years ended November 30, 2004, and contractually waived its fee for the fiscal years ended 2005 and 2006. For the fiscal periods ended November 30, 2005 and 2006, Lord Abbett contractually waived its management fee for the Income Strategy Fund and the World Growth & Income Strategy Fund. For the fiscal period ended November 30, 2006, Lord Abbett contractually waived its management fee for the Diversified Equity Strategy Fund. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee for the Balanced Strategy Fund, Income Strategy Fund, World Growth & Income Strategy Fund and Diversified Equity Strategy Fund.  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of each of the Balanced Strategy Fund’s, Income Strategy Fund’s, World Growth & Income Strategy Fund’s and Diversified Equity Strategy Fund’s expenses so that that the Total Annual Operating Expenses for each Fund do not exceed an aggregate annual rate of 0.63%, 0.84%, 1.14%, and 1.16%, respectively, of average daily net assets for Class Y shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Core Fixed Income Fund, Limited Duration Fund, and Total Return Fund’s expenses so that the Total Annual Operating Expenses for each Fund do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class Y shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of U.S. Government Fund’s expenses so that the Fund’s Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.65% of average daily net assets for Class Y shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund, which do not pay such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets

29

The administrative services fees paid to Lord Abbett for the Funds for the fiscal years ended November 30 were as follows:

Fund	2006		2005		2004
Balanced Strategy Fund	$0	*	$0	*	$56,264	**
Convertible Fund	$105,119		$85,378		$54,710
Core Fixed Income Fund	$36,447		$30,386		$27,155
Diversified Equity Strategy Fund	$0	*+	N/A		N/A
High Yield Fund	$77,393		$81,603		$83,308
Income Strategy Fund	$0	*	$0	*++	N/A
Limited Duration Fund	$52,224		$58,518		$68,306
Total Return Fund	$212,079		$123,228		$74,366
U.S. Government Fund	$284,180		$347,263		$402,829
World Growth & Income Strategy Fund	$0	*	$0	*++	N/A

* Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund do not pay the Administrative Services Fee.

**Effective March 1, 2004, Balanced Strategy Fund no longer pays the Administrative Services Fee.

+6/29/06 (commencement of operations) through 11/30/06.

++ 6/29/05 (commencement of operations) through 11/30/05.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Strategic Allocation Funds’ assets in the underlying funds. The Asset Allocation Committee consists of Robert I. Gerber, Christopher J. Towle, Harold E. Sharon, and Charles Massare, who are all primarily and jointly responsible for day-to-day management of the Funds.

Christopher J. Towle heads the team of the Convertible Fund and the other senior member is Maren Lindstrom. Mr. Towle and Ms. Lindstrom are primarily and jointly responsible for the day-to-day management of the Fund.

Robert I. Gerber heads the team of the Core Fixed Income Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund, and the other senior members are Walter H. Prahl and Robert A. Lee. Mr. Gerber is primarily responsible for the day-to-day management of the Funds.

Christopher J. Towle heads the team of the High Yield Fund and the other senior member is Michael S. Goldstein.  Mr. Towle and Mr.Goldstein are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of November 30, 2006: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

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Other Accounts Managed(1) (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Strategy Fund	Robert I. Gerber	13 / $2,723.8	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $12,992.6	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $1,837.4	0 / $0.0	102 / $16.7
	Charles Massare	4 / $612.3	0 / $0.0	0 / $0.0

Convertible Fund	Christopher J. Towle	14 / $13,998.0	3 / $1,163.2	4,345 / $2,209.1
	Maren Lindstrom	0 / $0.0	0 / $0.0	4,343 / $2,183.8

Core Fixed Income Fund	Robert I. Gerber	13 / $3,914.4	0 / $0.0	13,046 / $5,678.3

Diversified Equity Strategy Fund	Robert I. Gerber	13 / $4,003.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,271.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,116.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,891.6	0 / $0.0	0 / $0.0

High Yield Fund	Christopher J. Towle	14 / $14,086.0	3 / $1,163.2	4,345 / $2,209.1
	Michael Goldstein	0 / $0.0	2 / $782.9	2 / $25.2

Income Strategy Fund	Robert I. Gerber	13 / $3,969.6	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,238.4	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,083.2	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,858.1	0 / $0.0	0 / $0.0

Limited Duration Fund	Robert I. Gerber	13 / $3,893.0	0 / $0.0	13,046 / $5,678.3

Total Return Fund	Robert I. Gerber	13 / $3,304.7	0 / $0.0	13,046 / $5,678.3

U.S. Government Fund	Robert I. Gerber	13 / $3,348.8	0 / $0.0	13,046 / $5,678.3

World Growth & Income Strategy Fund	Robert I. Gerber	13 / $3,793.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,061.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $2,906.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,681.6	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

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Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions.  The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2006.  This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

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Dollar Range of Shares in the Funds
Fund	Name	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Balanced Strategy Fund	Robert I. Gerber				X
	Christopher J. Towle			X
	Harold E. Sharon	X
	Charles Massare	X

Convertible Fund	Christopher J. Towle			X
	Maren Lindstrom				X

Core Fixed Income Fund	Robert I. Gerber				X

Diversified Equity Strategy Fund	Robert I. Gerber	X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X

High Yield Fund	Christopher J. Towle			X
	Michael Goldstein				X

Income Strategy Fund	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare	X

Limited Duration Fund	Robert I. Gerber			X

Total Return Fund	Robert I. Gerber				X

US Government Fund	Robert I. Gerber			X

World Growth & Income Strategy Fund	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X

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Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity.  Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

6.

Brokerage Allocations and Other Practices

For Equity Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts — investment companies and other investment clients — managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds’ brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

34

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.  Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap programs”).  When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time.  Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

For Fixed Income Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.  Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities.  Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

35

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time.  Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant.  Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price.  Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio.  In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The total brokerage commissions on transactions of securities paid to independent broker dealers are as follows for the past three fiscal years:

Fund	2006		2005		2004
Balanced Strategy Fund	$0		$0		$0
Convertible Fund	$64,833		$87,983		$74,575
Core Fixed Income Fund	$0		$284		$583
Diversified Equity Strategy Fund	$0	*	N/A		N/A
High Yield Fund	$8,267		$5,598		$7,264
Income Strategy Fund	$0		$0	**	N/A
Limited Duration Fund	$0		$0		$0
Total Return Fund	$92		$956		$1,842
U.S. Government Fund	$0		$4,228		$7,588
World Growth & Income Strategy Fund	$0		$0	**	N/A

*6/29/06 (commencement of operations) through 11/30/06

** 6/29/05 (commencement of operations) through 11/30/05

7.

Classes of Shares

Each Fund offers investors different classes of shares.  Only Class Y shares of each Fund are offered in this SAI.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders

36

under the Act.  Under the Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund’s outstanding shares and entitled to vote at the meeting.

Shareholder Liability.  Delaware law provides that the Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations.  The courts of some states, however, may decline to apply Delaware law on this point.  The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust.  The Declaration provides for indemnification out of the Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.  In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Purchases” and “Redemptions”.  The Trust’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Purchases” for more information.

Under normal circumstances we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange.  If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding.  Our Class Y shares will be offered at net asset value.

Class Y Share Exchanges.  The Prospectus briefly describes the Telephone Exchange Privilege.  You may exchange

37

some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public.  You should read the prospectus of the other funds before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made.  We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission (“SEC”) deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor.  A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order.  The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee.  A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

Allstate Life Insurance Company
Allstate Life Insurance Company of New York
A.G. Edwards & Sons, Inc.
B.C. Ziegler and Company
Bodell Overcash Anderson & Co., Inc.
Cadaret, Grant & Co., Inc.
Citigroup Global Markets, Inc.
Edward D. Jones & Co., L.P.
Family Investors Company
Hartford Life and Annuity Insurance Company
Hartford Life Insurance Company
James I. Black & Co.
Linsco/Private Ledger Corp.
MetLife Securities, Inc.
Morgan Stanley DW, Inc.
PHL Variable Insurance Company
Phoenix Life and Annuity Company
Phoenix Life Insurance Company
Piper Jaffray & Co.
Protective Life Insurance Company
RBC Dain Rauscher
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Sun Life Assurance Company of Canada
Sun Life Insurance and Annuity Company of New York
The Travelers Insurance Company

38

Mass Mutual Life Investors Services, Inc.	The Travelers Life and Annuity Company
McDonald Investments Inc.	UBS Financial Services Inc.
Merrill Lynch Life Insurance Company	Wachovia Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an Independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2006, Hewitt Associates LLC received recordkeeping payments totaling approximately $516,651 from all of the Lord Abbett-sponsored Funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.
Taxation of the Funds

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the “Code”).  Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.  If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they

39

are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction.  The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as “capital gain dividends” received with respect to such shares.  Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities.  Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund.  Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some

40

federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares. The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts).  The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.
Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

11.
Financial Statements

The financial statements incorporated herein by reference from the Lord Abbett Investment Trust’s 2006 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

41

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Arnerich Massena & Associates, Inc.	Monthly	Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
BilkeyKatz Investment Consultants	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly

42

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates		Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Evaluations Associates, Inc.	Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments International	Monthly	Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly

43

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
ING	Monthly	Monthly
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Irish Life International Multi-Managers Ltd.	Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Consulting	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly

44

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Monthly	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly

45

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
Planco		Monthly
PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Prime, Buchholz & Associates, Inc.	Monthly	Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Monthly
RBC Dain Rauscher		Monthly
Reuters, Ltd.	Monthly	Monthly
Robert W. Baird, Inc.	Monthly	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Monthly	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Monthly	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly

46

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Wainwright Investment Counsel	Monthly
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wurts & Associates	Monthly	Monthly

47

Wyatt Investment Consulting, Inc.	Monthly
Yanni Partners	Monthly

*             The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**      The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

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APPENDIX B

November 8, 2005

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm’s Managing Member and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

49

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld.  These actions include:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)                                      Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis.  We use ISS for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee

50

motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case by case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-

51

range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

52

Appendix C

Corporate Bond Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR

Withdrawn

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business,

financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LORD ABBETT INVESTMENT TRUST

PART C

OTHER INFORMATION

This Post-Effective Amendment No. 49 to the Registrant’s registration Statement relates to all Funds and Classes of the Registrant.

Item 23.		Exhibits

(a)	(i)

Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendments Nos. 14, 28, 32, 35, 36, and 37, filed on April 14, 1998, August 1, 2000, and March 29, 2002, June 26, 2003, March 31, 2004, August 19, 2004, respectively.

	(ii)	Amendment to Declaration and Agreement of Trust dated April 16, 2001. Incorporated by reference to Post
Effective Amendment No. 40 filed on March 31, 2004.

	(iii)	Amendment to Declaration and Agreement of Trust dated June 23, 2005. Incorporated by reference to Post Effective Amendment No. 42 filed on June 29, 2005.

	(iv)	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post Effective Amendment No. 42 filed on June 29, 2005.

	(v)	Amendment to Declaration and Agreement of Trust Effective June 22, 2006. Incorporated by reference to Post-Effective Amendment No. 46 filed on June 29, 2006.

	(vi)	Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

	(vii)	Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

	(viii)	Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

	(ix)	Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

	(x)	Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

	(xi)	Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

	(xii)	Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

(b)		By-Laws. Amended and Restated as of April 20, 2004 and incorporated by reference to Post-Effective Amendment No. 37 filed on August 19, 2004.

(c)		Instruments Defining Rights of Security Holders. Not applicable.

(d)	(i)	Management Agreement dated October 20, 1993.*

	(ii)	Addendum to Management Agreement dated October 20, 1993.*

	(iii)	Addendum to Management Agreement dated November 16, 1994.*

	(iv)	Addendum to Management Agreement dated July 8, 1996.*

(v)	Addendum to Management Agreement dated December 12, 1997.*

(vi)	Addendum to Management Agreement dated March 16, 1998.*

(vii)	Addendum to Management Agreement dated October 21, 1998.*

(viii)	Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Post-Effective Amendment No. 36 filed on March 31, 2004.

(ix)	Addendum to Management Agreement dated March 11, 2004 (Balanced Series) incorporated by reference to Post-Effective Amendment No. 37 filed on August 19, 2004.

(x)	Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Post- Effective Amendment No. 44 filed on March 30, 2006.

(xi)	Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.

(xii)	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Post- Effective Amendment No. 44 filed on March 30, 2006.

(xiii)	Expense Reimbursement Agreement for the fiscal year ended November 30, 2005. Incorporated by reference to Post- Effective Amendment No. 44 filed on March 30, 2006.

(xiv)	Expense Reimbursement Agreement for the fiscal year ending November 30, 2006. Incorporated by reference to Post- Effective Amendment No. 44 filed on March 30, 2006.

(xv)	Expense Reimbursement Agreement dated December 1, 2006. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

(xvi)	Management Fee Waiver Agreements for the fiscal year ended November 30, 2005. Incorporated by reference to Post- Effective Amendment No. 44 filed on March 30, 2006.

(xvii)	Management Fee Waiver Agreements for the fiscal year ending November 30, 2006. Incorporated by reference to Post- Effective Amendment No. 44 filed on March 30, 2006.

(xviii)	Addendum to Management Agreement dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 filed on June 29, 2006.

(xix)	Management Fee Waiver dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 filed on June 29, 2006.

(xx)

Management Fee Waiver and Expense Reimbursement Agreement dated December 1, 2006 (Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, World Growth & Income Strategy Fund.) Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

* Incorporated by reference to Post-Effective Amendment No. 32 filed on March 29, 2002.

(e)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 32 filed on March 29, 2002.

(f)

Bonus or Profit Sharing Contract. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference to Post-Effective Amendment No. 29 filed on March 30, 2001.

(g)	Custodian Agreement and updated Exhibit A dated June 29, 2006 including all amendments. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

(h)	Other Material Contracts.
(i) Transfer Agency Agreement dated July 1, 2004 including all amendments. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.
(ii) Administrative Services Agreement with Amendments #1-10. Incorporated by reference to Post-Effective Amendment No. 48 filed on December 20, 2006.

(i)	Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)	Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)	Omitted Financial Statements. Incorporated by reference to the Registrant’s 2006 Annual Report to Shareholders on Form N-CSR filed on February 7, 2007 (Accession Number 0001104659-07-007966).

(l)	Initial Capital Agreements. Not applicable.

(m)

Rule 12b-1 Plans. Amended & Restated Joint Rule 12b-1 Distribution Plan & Agreement for Lord Abbett Family of Funds dated March 23, 2006 with updated schedule. Incorporated by reference to Post-Effective Amendment No. 46 filed on June 29, 2006.

(n)	Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 46 filed on June 29, 2006.

(o)	Reserved.

(p)	Code of Ethics. Filed herein.

Item 24.	Persons Controlled by or Under Common Control with the Fund
None.

Item 25.	Indemnification

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series.  No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual).  In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3.  The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.  The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers.  The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.	Business and Other Connections of Investment Adviser

(a)	Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.  Lord Abbett Distributor LLC, a limited liability company, serves as the Registrant’s distributor and principal underwriter.

(b)	Partners

The following are partners of Lord, Abbett & Co. LLC:  Robert Ball, Bruce Bartlett, Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Robert Dow, Milton Ezrati, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Kenneth Fuller, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda Hughes, Ellen G.  Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent McBride, Paul McNamara, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O’Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Harold Sharon, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 27.	Principal Underwriter

(a)	Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Municipal Income Trust
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address*	Lord Abbett Distributor LLC	with Registrant

Robert S. Dow	Chief Executive Officer	Chairman and President
Lawrence H. Kaplan	General Counsel	Vice President & Assistant Secretary
Marion Zapolin	Chief Financial Officer	Not Applicable
John K. Forst	Deputy General Counsel	Vice President & Assistant Secretary
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

*Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302

(c)	Not applicable

Item 28.	Location of Accounts and Records

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 29.	Management Services
None

Item 30.	Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustee and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 30th day of March, 2007.

LORD ABBETT INVESTMENT TRUST

BY:	/s/Christina T. Simmons
Christina T. Simmons
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow*	Chairman, CEO and Trustee	March 30, 2007
Robert S. Dow

/s/ Daria L. Foster*	President and Trustee	March 30, 2007
Daria L. Foster

/s/ E. Thayer Bigelow*	Trustee	March 30, 2007
E. Thayer Bigelow

/s/ William H. T. Bush*	Trustee	March 30, 2007
William H. T. Bush

/s/ Robert B. Calhoun, Jr.*	Trustee	March 30, 2007
Robert B. Calhoun, Jr.

/s/ Julie A. Hill*	Trustee	March 30, 2007
Julie A. Hill

/s/ Franklin W. Hobbs*	Trustee	March 30, 2007
Franklin W. Hobbs

/s/ Thomas J. Neff*	Trustee	March 30, 2007
Thomas J. Neff

/s/ James L.L. Tullis*	Trustee	March 30, 2007
James L.L. Tullis

* BY:	/s/ Christina T. Simmons
Christina T. Simmons
Attorney-in-Fact

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, John K. Forst and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as  a Director/Trustee (including Registration Statements on Forms

N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow	Chairman, CEO
Robert S. Dow	and Director/Trustee	December 12, 2006

/s/ Daria L. Foster	President and
Daria L. Foster	Director/Trustee	December 12, 2006

/s/ E. Thayer Bigelow	Director/Trustee	December 12, 2006
E. Thayer Bigelow

/s/ William H.T. Bush	Director/Trustee	December 12, 2006
William H. T. Bush

/s/ Robert B. Calhoun, Jr.	Director/Trustee	December 12, 2006
Robert B. Calhoun, Jr.

/s Julie A. Hill	Director/Trustee	December 12, 2006
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	December 12, 2006
Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	December 12, 2006
Thomas J. Neff

/s/ James L.L. Tullis	Director/Trustee	December 12, 2006
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.